                             GT GLOBAL INCOME FUNDS
                          PROSPECTUS -- MARCH 1, 1995
                           AS REVISED JANUARY 5, 1996
--------------------------------------------------------------------------------

GT GLOBAL GOVERNMENT INCOME FUND ("GOVERNMENT INCOME FUND") seeks a high level of current income by investing primarily in high quality U.S. and foreign government securities. The Fund's secondary objectives are capital appreciation and protection of principal through active management of the maturity structure and currency exposure of its portfolio.

GT GLOBAL STRATEGIC INCOME FUND ("STRATEGIC INCOME FUND") primarily seeks high current income and secondarily seeks capital appreciation. The Fund allocates its assets among debt securities of issuers in: (1) the United States, (2) developed foreign countries, and (3) emerging markets. The Fund selects particular debt securities in each sector based on relative investment merit.

GT GLOBAL HIGH INCOME FUND ("HIGH INCOME FUND") primarily seeks high current income and secondarily seeks capital appreciation. THE FUND, UNLIKE MANY OTHER INVESTMENT COMPANIES WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, SEEKS ITS INVESTMENT OBJECTIVES BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE GLOBAL HIGH INCOME PORTFOLIO ("PORTFOLIO"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY MANAGED BY LGT ASSET MANAGEMENT, INC., WITH INVESTMENT OBJECTIVES THAT ARE IDENTICAL TO THOSE OF THE FUND. THE PORTFOLIO, IN TURN, PRIMARILY INVESTS IN DEBT SECURITIES IN EMERGING MARKETS. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION, SEE "INVESTMENT OBJECTIVES AND POLICIES -- HIGH INCOME FUND."

The Government Income Fund, the Strategic Income Fund and the High Income Fund (collectively, the "Funds") are mutual funds, organized as non-diversified series of G.T. Investment Funds, Inc. The investment manager and administrator of the Government Income Fund, the Strategic Income Fund and the Portfolio and the administrator of the High Income Fund is LGT Asset Management, Inc. ("LGT Asset Management"), formerly G.T. Capital Management, Inc. LGT Asset Management and its worldwide affiliates are part of Liechtenstein Global Trust, formerly BIL GT Group Limited, a provider of global asset management and private banking products and services to individual and institutional investors. On January 1, 1996, G.T. Capital Management, Inc. was renamed LGT Asset Management, and BIL GT Group Limited was renamed Liechtenstein Global Trust. There can be no assurance that the Funds or the Portfolio will achieve their investment objectives.

The Funds are designed for long-term investors and not as trading vehicles, do not represent a complete investment program and are not suitable for all investors. An investment in any of the Funds involves risk factors that should be reviewed carefully by potential investors. The Strategic Income Fund and the Portfolio both are authorized to borrow money for investment purposes, which would increase the volatility of their performance and involves additional risks. See "Investment Objectives and Policies" and "Risk Factors."

THE STRATEGIC INCOME FUND INVESTS SIGNIFICANTLY AND THE GLOBAL HIGH INCOME PORTFOLIO INVESTS PRIMARILY IN LOWER QUALITY AND UNRATED FOREIGN GOVERNMENT BONDS WHOSE CREDIT QUALITY IS GENERALLY CONSIDERED THE EQUIVALENT OF U.S. CORPORATE DEBT SECURITIES COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS.

This Prospectus sets forth concisely information an investor should know before investing and should be read carefully and retained for future reference. A Statement of Additional Information, dated March 1, 1995, as revised January 5, 1996, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information, which may be amended or supplemented from time to time, is available without charge by writing to the Funds at 50 California Street, 27th Floor, San Francisco, California 94111, or calling (800) 824-1580.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

FOR FURTHER INFORMATION, CONTACT (800) 824-1580 OR YOUR STOCKBROKER.

[LOGO]
--------------------------------------------------------------------------------

THESE  SECURITIES  HAVE  NOT  BEEN APPROVED  OR  DISAPPROVED  BY  THE SECURITIES
 AND  EXCHANGE  COMMISSION  OR  ANY   STATE  SECURITIES  COMMISSION,  NOR   HAS
   THE   SECURITIES  AND   EXCHANGE  COMMISSION   OR  ANY   STATE  SECURITIES
     COMMISSION PASSED  ON THE  ACCURACY OR  ADEQUACY OF  THIS  PROSPECTUS.
             ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Prospectus Page 1

                             GT GLOBAL INCOME FUNDS

                               TABLE OF CONTENTS
------------------------------------------------------------

                                                                                              Page
                                                                                            ---------
Prospectus Summary........................................................................          3
Financial Highlights......................................................................          8
Alternative Purchase Plan.................................................................         11
Investment Objectives and Policies........................................................         12
Risk Factors..............................................................................         24
How To Invest.............................................................................         29
How To Make Exchanges.....................................................................         34
How to Redeem Shares......................................................................         36
Shareholder Account Manual................................................................         39
Calculation of Net Asset Value............................................................         40
Dividends, Other Distributions and Federal Income Taxation................................         40
Management................................................................................         42
Other Information.........................................................................         46
Appendix A -- Description of Debt Ratings.................................................         49

                               Prospectus Page 2

                             GT GLOBAL INCOME FUNDS

                               PROSPECTUS SUMMARY
------------------------------------------------------------
The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus. Cross-references in this summary are to headings in the body of the Prospectus.

Investment Objectives and
  Principal Investments:
  Government Income Fund:      Primarily  seeks high current income and secondarily seeks capital appreciation and protection of  principal; invests principally  in
                               U.S. and foreign government obligations
  Strategic Income Fund:       Primarily  seeks high current income and secondarily seeks capital appreciation;  allocates  its  assets  among  debt  securities  of issuers  in  three investment  areas: (1)  the United  States, (2)
                               developed foreign countries and (3) emerging markets, and  selects particular  securities  in  each sector  based  on  their relative investment merit
  High Income Fund:            Primarily seeks high current income and secondarily seeks  capital appreciation. The Fund invests all of its investable assets in the
                               High  Income Portfolio, which invests primarily in debt securities in emerging markets
Investment Manager and Ad-     LGT Asset  Management,  part  of  Liechtenstein  Global  Trust,  a
  ministrator:                 provider  of global asset management  and private banking products and services to individual  and institutional investors  entrusted with approximately $45 billion in total assets
Alternative Purchase Plan:     Investors  may select Class  A or Class B  shares, each subject to different expenses and a different sales charge structure
  Class A Shares:              Offered at  net  asset  value plus  any  applicable  sales  charge
                               (maximum is 4.75% of public offering price) and subject to service and distribution fees at the annualized rate of up to 0.35% of the average daily net assets of the Class A shares
  Class B Shares:              Offered  at net asset  value (a maximum  contingent deferred sales charge of  5% of  the lesser  of the  shares' net  asset value  or original  purchase price  is imposed  on certain  redemptions made within six years of date of  purchase) and subject to service  and distribution  fees at  the annualized rate  of up to  1.00% of the average daily net assets of the Class B shares
Shares Available Through:      Most brokerage firms  nationwide, or directly  through the  Funds'
                               transfer agent
Exchange Privileges:           Shares  of one  Fund may be  exchanged without a  sales charge for shares of the corresponding class of other GT Global Mutual Funds, which are open-end management investment companies advised  and/or administered  by  LGT  Asset Management  and  registered  with the
                               Securities and Exchange Commission
Dividends and Other Distribu-  Dividends paid monthly  from available net  investment income  and
  tions:                       realized  net short-term  capital gains;  other distributions paid annually from realized net capital gain and net gains from foreign currency transactions, if any
Reinvestment:                  Distributions may be  reinvested automatically in  Fund shares  of the  distributing class or in shares of the corresponding class of other GT Global Mutual Funds without a sales charge
First Purchase:                $500 minimum ($100 for individual retirement accounts ("IRAs") and reduced amounts for certain other retirement plans)

                               Prospectus Page 3

                             GT GLOBAL INCOME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

Subsequent Purchases:          $100  minimum  (reduced  amounts   for  IRAs  and  certain   other
                               retirement plans)
Net Asset Values:              Class  A and B shares of  Government Income Fund, Strategic Income
                               Fund and  High  Income Fund  are  quoted daily  in  the  financial section of most newspapers
Other Features:
  Class A Shares               Letter of Intent                  Reinstatement Privilege
                               Quantity Discounts                Systematic Withdrawal Plan
                               Right of Accumulation             Automatic Investment Plan
                                                                 Dollar Cost Averaging Program
  Class B Shares               Reinstatement Privilege           Automatic Investment Plan
                               Systematic Withdrawal Plan        Dollar Cost Averaging Program

                            ------------------------

THE FUNDS. The Funds are mutual funds, each of which is organized as a non-diversified series of G.T. Investment Funds, Inc. ("Company"), a registered open-end management investment company. Shares of the Funds' common stock are available through broker/dealers that have entered into agreements to sell shares with the Funds' distributor, GT Global, Inc. ("GT Global"). Shares also may be acquired directly through the Funds' distributor or through exchanges of shares of the other GT Global Mutual Funds. See "How to Invest" and "Shareholder Account Manual." Shares may be redeemed either through broker/dealers or the Funds' transfer agent, GT Global Investor Services, Inc. ("Transfer Agent"). See "How to Redeem Shares" and "Shareholder Account Manual."

INVESTMENT MANAGER. LGT Asset Management is the investment manager and administrator for the Government Income Fund, the Strategic Income Fund and the Portfolio and the administrator for the High Income Fund. LGT Asset Management provides investment management services to other entities with organizational structures similar to that of the Portfolio and to the other GT Global Mutual Funds, as well as other institutional, corporate and individual clients. LGT Asset Management and its worldwide asset management affiliates maintain fully-staffed investment offices in San Francisco, London, Hong Kong, Tokyo, Singapore, Sydney and Frankfurt. LGT Asset Management is part of Liechtenstein Global Trust, a provider of global asset management and private banking products and services to individual and institutional investors. On January 1, 1996, G.T. Capital Management, Inc. was renamed LGT Asset Management, and BIL GT Group Limited was renamed Liechtenstein Global Trust. As of November 30, 1995, assets entrusted to Liechtenstein Global Trust totaled approximately $45 billion. The companies comprising Liechtenstein Global Trust are indirect subsidiaries of the Prince of Liechtenstein Foundation. See "Management."

GOVERNMENT INCOME FUND: INVESTMENT POLICIES. The Government Income Fund invests primarily in high quality debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars and foreign currencies. Under normal circumstances, the Fund invests at least 65% of its total assets in securities issued or guaranteed by the U.S. or foreign governments, their agencies, authorities and instrumentalities, and may invest a portion of its assets in high quality debt securities of U.S. and foreign companies. The Fund currently expects to choose its investments principally from the obligations of issuers in the United States, Canada, Japan, the Western European nations, New Zealand and Australia. See "Investment Objectives and Policies."

STRATEGIC INCOME FUND: INVESTMENT POLICIES. The Strategic Income Fund invests primarily in debt obligations allocated among diverse international markets and denominated in various currencies, including U.S. dollars and foreign currencies. The Fund normally invests at least 50% of its total assets in U.S. and foreign debt and other fixed income securities that, at the time of purchase, are rated investment grade or, if unrated, deemed to

                               Prospectus Page 4

                             GT GLOBAL INCOME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------
be of comparable quality in the judgment of LGT Asset Management. No more than 50% of the Fund's total assets may be invested in U.S. and foreign debt and other fixed income securities that are rated lower than investment grade. The Fund allocates its assets among debt securities of issuers in three separate investment areas: (1) the United States, (2) developed foreign countries, and
(3) emerging markets. The Fund considers emerging markets to include all the world's countries except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe. The Fund allocates its assets among these three areas and selects particular debt securities in each area based on their relative investment merits. The Fund may borrow from banks amounts equal to up to 33 1/3% of its total assets for investment purposes. Such borrowings would constitute leverage. See "Investment Objectives and Policies."

HIGH INCOME FUND: INVESTMENT POLICIES. The High Income Fund seeks its objectives by investing all of its investable assets in the Portfolio, which normally invests at least 65% of its total assets in debt securities of issuers in emerging markets, as defined above with respect to the Strategic Income Fund. The Strategic Income Fund and the Portfolio consider the same countries to be emerging markets. The Portfolio may invest in bonds, notes and debentures of emerging market governments as well as debt securities issued or guaranteed by such governments' agencies or instrumentalities, by the central banks of emerging market countries or by banks or other companies in such countries. The Portfolio may borrow from banks amounts up to 33 1/3% of its total assets for investment purposes. Such borrowings would constitute leverage. See "Investment Objectives and Policies."

RISK FACTORS. There is no assurance that any Fund or the Portfolio will achieve its investment objectives. Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of the debt securities held by each Fund and the Portfolio generally fluctuates (1) inversely with interest rate movements, (2) based on changes in the actual and perceived creditworthiness of the issuers of such securities and
(3) based on changes in foreign currency exchange rates.

The Government Income Fund, the Strategic Income Fund and the Portfolio normally invest in a substantial number of issuers; however, each is classified as "non-diversified" under the Investment Company Act of 1940, as amended ("1940 Act"), and the value of its shares may fluctuate more than the shares of a diversified fund. See "Risk Factors."

The Government Income Fund, the Strategic Income Fund and the Portfolio have high portfolio turnover rates. See "Investment Objectives and Policies -- Other Information."

Investments in foreign securities involve risks relating to political and economic developments abroad and the differences between the regulations to which U.S. and foreign issuers are subject. Individual foreign economies may differ favorably or unfavorably from the U.S. economy. Changes in foreign currency exchange rates affect a Fund's net asset value, earnings and gains and losses realized on sales of securities. Some foreign currency values may be volatile and it is possible that a government will intervene in the currency markets or impose controls on currency exchanges. Securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. The Government Income Fund's, the Strategic Income Fund's and the Portfolio's participation in the currency, options and futures markets involves certain risks and transaction costs. Each of these risks generally is greater for investments in emerging markets; because of the special risks associated with investing in emerging markets and with borrowing for investment purposes, an investment in the Strategic Income Fund and the High Income Fund should be considered speculative. Certain foreign countries may impose withholding taxes on income earned and/or gains realized by the Funds and the Portfolio in connection with investments in such countries. See "Risk Factors."

Many of the debt obligations purchased by the Strategic Income Fund and most of the debt obligations purchased by the Portfolio are the equivalent of high yield, high risk bonds. Investment by the Strategic Income Fund and the Portfolio in debt securities rated below investment grade involves a high degree of risk. Such investments are regarded as speculative by the rating agencies. See "Risk Factors."

The Strategic Income Fund's and the Portfolio's investments in emerging market debt securities

                               Prospectus Page 5

                             GT GLOBAL INCOME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------
under current market conditions may consist substantially of Brady Bonds, which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds, and other sovereign debt issued by emerging market governments. Trading in sovereign debt of emerging markets involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Strategic Income Fund and the Portfolio invest is widely considered to have a credit quality below investment grade. As a result, such sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions. See "Risk Factors."

EXPENSES. The Government Income Fund and the Strategic Income Fund each pays LGT Asset Management investment management and administration fees, based on the average daily net assets of the respective Fund, at the annualized rate of .725% on the first $500 million, .70% on the next $1.0 billion, .675% on the next $1.0 billion and .65% on amounts thereafter. The High Income Fund pays administration fees directly to LGT Asset Management at the annualized rate of 0.25% of the Fund's average daily net assets. In addition, the Fund bears its pro rata portion of the investment management and administration fees paid by the Portfolio to LGT Asset Management. The Portfolio pays such fees, based on the average daily net assets of the Portfolio, at the annualized rate of .475% on the first $500 million, .45% on the next $1.0 billion, .425% on the next $1.0 billion, and .40% on amounts thereafter, plus 2% of the Portfolio's adjusted total investment income. Each fee is higher than that paid by most mutual funds.

As the Funds' distributor, GT Global collects the sales charges imposed on purchases of Class A shares, and reallows all or a portion of such charges to broker/dealers that have made such sales. In addition, GT Global collects any contingent deferred sales charges that may be imposed on certain redemptions of Class A shares and on redemptions of Class B shares. GT Global also pays broker/dealers upon their sales of Class B shares and pays broker/dealers and other financial institutions ongoing payments for servicing shareholder accounts and for sales efforts.
Pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act, with respect to its Class A shares, each Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares as reimbursement for its expenditures incurred in servicing and maintaining shareholder accounts, and each Fund may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the respective Fund as the aforementioned service fee for its expenditures incurred in providing services as distributor.

Pursuant to a separate distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act with respect to its Class B shares, each Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and each Fund may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of its Class B shares as reimbursement for its expenditures incurred in providing services as distributor. LGT Asset Management and GT Global voluntarily have undertaken to limit the expenses of the Class A shares and the Class B shares of the Government Income Fund and the Strategic Income Fund (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual level of 1.85% and 2.50% of the average daily net assets of those respective classes of those Funds during each fiscal year. The expenses of the Class A shares and Class B shares of the High Income Fund (and such Fund's pro rata portion of the Portfolio's expenses) would be limited to the annual level of 2.20% and 2.85% of the average daily net assets of that Fund's Class A and Class B share. LGT Asset Management has agreed to reimburse a Fund if the Fund's annual ordinary expenses exceed those respective levels.

                               Prospectus Page 6

                             GT GLOBAL INCOME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

SUMMARY OF INVESTOR COSTS. The expenses and maximum transaction costs associated with investing in the Class A and Class B shares of each Fund, the annual operating expenses for the Government Income Fund, and the Strategic Income Fund, and the aggregate annual operating expenses for the High Income Fund and the Portfolio are reflected in the following tables:*+

                                                                  GOVERNMENT       STRATEGIC INCOME    HIGH INCOME FUND
                                                                  INCOME FUND            FUND
                                                               -----------------   -----------------   -----------------
                                                               CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                                               -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION COSTS:
  Maximum sales charge on purchases (as a % of offering
    price)...................................................   4.75%      None     4.75%      None     4.75%      None
  Sales charges on reinvested distributions to
    shareholders.............................................    None      None      None      None      None      None
  Maximum contingent deferred sales charge...................    None      5.0%      None      5.0%      None      5.0%
  Redemption charges.........................................    None      None      None      None      None      None
  Exchange fees:
    -- On first four exchanges each year.....................    None      None      None      None      None      None
    -- On each additional exchange...........................    $7.50     $7.50     $7.50     $7.50     $7.50     $7.50

ANNUAL FUND OPERATING EXPENSES:
  (AS A % OF AVERAGE NET ASSETS)
  Investment management and administration fees..............     .71%      .71%      .72%      .72%      .90%      .90%
  12b-1 distribution and service fees........................     .35      1.00       .35      1.00       .35      1.00
  Other expenses.............................................     .27       .27       .33       .33       .32       .32
                                                               -------   -------   -------   -------   -------   -------
  Total Fund Operating Expenses..............................    1.33%     1.98%     1.40%     2.05%     1.57%     2.22%
                                                               -------   -------   -------   -------   -------   -------
                                                               -------   -------   -------   -------   -------   -------

Sales charge waivers are available for Class A and Class B shares, and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase. The charge generally declines by 1% annually thereafter, reaching zero after six years. See "How to Invest."

HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES*
An investor directly or indirectly would have paid the following expenses at the end of the periods shown on a $1,000 investment, assuming a 5% annual return:

                                                                                           ONE    THREE   FIVE     TEN
                                                                                           YEAR   YEARS   YEARS   YEARS
                                                                                           ----   -----   -----   -----
Government Income Fund...................................................................
  Class A Shares (1).....................................................................  $61     $88    $116    $198
  Class B Shares.........................................................................
    Assuming a complete redemption at end of period (2)..................................   70      91     125     227
    Assuming no redemption...............................................................   20      61     105     227
Strategic Income Fund....................................................................
  Class A Shares (1).....................................................................   62      90     120     206
  Class B Shares.........................................................................
    Assuming a complete redemption at end of period (2)..................................   71      93     129     234
    Assuming no redemption...............................................................   21      63     109     234
High Income Fund.........................................................................
  Class A Shares (1).....................................................................   63      95     128     223
  Class B Shares.........................................................................
    Assuming a complete redemption at end of period (2)..................................   72      98     137     252
    Assuming no redemption...............................................................   22      68     117     252

--------------

(1) Assumes payment of maximum sales charge by an investor.

(2) Assumes payment of the applicable contingent deferred sales charge.

+ The Funds are authorized to offer Advisor Class shares to certain categories of investors. "See Alternative Purchase Plan." Advisor Class shares are not subject to a distribution or service fee. "Total Fund Operating Expenses" for Advisor Class shares are estimated to approximate 0.98% for Government Income Fund, 1.05% for Strategic Income Fund and 1.22% for High Income Fund.

* THESE TABLES ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES ASSOCIATED WITH INVESTING IN A FUND. Expenses are based on the Funds' fiscal years ended October 31, 1994. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD") rules regarding investment companies. "Other expenses" include custody, transfer agent, legal, audit and other operating expenses. "Other expenses" may be reduced to the extent that (i) certain broker/dealers executing portfolio transactions pay all or a portion of the Funds' transfer agency expenses or the Funds' or the Portfolio's custodian fees, or (ii) fees received in connection with the lending of Portfolio securities are used to reduce custodian fees. These arrangements are not anticipated to materially increase the brokerage commissions paid by the Funds. For the fiscal year ended October 31, 1994, without such reductions, "Other expenses" for Government Income Fund, Strategic Income Fund and High Income Fund and its corresponding Portfolio, would have been 0.30%, 0.34% and 0.32%, respectively, for Class A shares and 0.30%, 0.34% and 0.32%, respectively, for Class B shares. See "Management" herein and in the Statement of Additional Information for more information. THE "HYPOTHETICAL EXAMPLE" SET FORTH ABOVE IS NOT A REPRESENTATION OF FUTURE EXPENSES; EACH FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The above table and the assumption in the example of a 5% annual return are required by regulation of the Securities and Exchange Commission applicable to all mutual funds; the 5% annual return is not a prediction of and does not represent the Funds' projected or actual performance. The Board of Directors of the Company believes that the aggregate per share expenses of the High Income Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if the assets of that Fund were invested directly in the type of securities being held by the Portfolio.

                               Prospectus Page 7

                             GT GLOBAL INCOME FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The tables below provide condensed information concerning income and capital changes for one share of each class of shares of the Government Income Fund, the Strategic Income Fund, and the High Income Fund for the periods shown. For the periods indicated below, the Strategic Income Fund operated under the name G.T. Global Bond Fund and operated under different investment objectives, policies and limitations. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes for fiscal year ended October 31, 1994 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon also is included in the Statement of Additional Information.

                             GOVERNMENT INCOME FUND

                                                CLASS B+
                                 ---------------------------------------
                                                             OCTOBER 22,
                                 YEAR ENDED    YEAR ENDED      1992 TO
                                 OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                   1994(C)       1993(C)        1992
                                 -----------   -----------   -----------
Per Share Operating
 Performance:
Net asset value, beginning of
 year..........................   $  11.07      $   9.83       $  9.87
                                 -----------   -----------   -----------
Income from investment
 operations:
  Net investment income........       0.59          0.67          0.02
  Net realized and unrealized
   gain (loss) on
   investments.................      (1.52)         1.34         (0.06)
                                 -----------   -----------   -----------
  Net increase (decrease)
   resulting from investment
   operations..................      (0.93)         2.01         (0.04)
                                 -----------   -----------   -----------
Distributions:
  Net investment income........      (0.59)        (0.67)        (0.00)
  Net realized gain on
   investments.................      (0.27)        (0.00)        (0.00)
  In excess of net realized
   gain on investments.........      (0.54)        (0.00)        (0.00)
  Return of capital............      (0.10)        (0.00)        (0.00)
  Sources other than net
   income......................      (0.00)        (0.10)        (0.00)
                                 -----------   -----------   -----------
    Total distributions........      (1.50)        (0.77)        (0.00)
                                 -----------   -----------   -----------
Net asset value, end of year...   $   8.64      $  11.07       $  9.83
                                 -----------   -----------   -----------
                                 -----------   -----------   -----------
Total investment return(d).....      (9.39)%        21.1%         (0.4)%(a)
                                 -----------   -----------   -----------
Ratios and supplemental data:

Net assets, end of year (in
 000's)........................   $262,405      $182,972       $ 2,624
Ratio of net investment income
 to average net assets.........       6.22%          6.5%          8.0%(b)
Ratio of expenses to average
 net assets before expense
 reductions....................       2.01%
Ratio of expenses to average
 net assets....................       1.98%          2.0%          1.9%(b)
Portfolio turnover rate +++....        625%          495%          351%

                                                                                               MARCH 29,
                                                         CLASS A++                               1988
                                 ----------------------------------------------------------  (COMMENCEMENT
                                                                                                  OF
                                                   YEAR ENDED OCTOBER 31,                     OPERATIONS)
                                 ----------------------------------------------------------   TO OCTOBER
                                 1994(C)   1993(C)     1992      1991      1990      1989      31, 1988
                                 --------  --------  --------  --------  --------  --------  -------------
Per Share Operating
 Performance:
Net asset value, beginning of
 year..........................  $  11.07  $   9.83  $  10.29  $  10.46  $  10.45  $  10.86    $  11.43
                                 --------  --------  --------  --------  --------  --------  -------------
Income from investment
 operations:
  Net investment income........      0.65      0.74      0.92      0.99      1.18      1.15        0.49
  Net realized and unrealized
   gain (loss) on
   investments.................     (1.52)     1.34     (0.31)    (0.07)    (0.02)    (0.35)      (0.44)
                                 --------  --------  --------  --------  --------  --------  -------------
  Net increase (decrease)
   resulting from investment
   operations..................     (0.87)     2.08      0.61      0.92      1.16      0.80        0.05
                                 --------  --------  --------  --------  --------  --------  -------------
Distributions:
  Net investment income........     (0.65)    (0.74)    (0.83)    (1.00)    (1.15)    (1.20)      (0.49)
  Net realized gain on
   investments.................     (0.27)    (0.00)    (0.13)    (0.09)    (0.00)    (0.00)      (0.12)
  In excess of net realized
   gain on investments.........     (0.55)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)      (0.00)
  Return of capital............     (0.10)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)      (0.00)
  Sources other than net
   income......................     (0.00)    (0.10)    (0.11)    (0.00)    (0.00)    (0.01)      (0.01)
                                 --------  --------  --------  --------  --------  --------  -------------
    Total distributions........     (1.57)    (0.84)    (1.07)    (1.09)    (1.15)    (1.21)      (0.62)
                                 --------  --------  --------  --------  --------  --------  -------------
Net asset value, end of year...  $   8.63  $  11.07  $   9.83  $  10.29  $  10.46  $  10.45    $  10.86
                                 --------  --------  --------  --------  --------  --------  -------------
                                 --------  --------  --------  --------  --------  --------  -------------
Total investment return(d).....     (8.87)%     21.9%      6.3%      9.4%     11.9%      7.2%        1.1%(a)
                                 --------  --------  --------  --------  --------  --------  -------------
Ratios and supplemental data:
Net assets, end of year (in
 000's)........................  $502,094  $708,301  $623,387  $399,200  $259,726  $122,526    $ 57,063
Ratio of net investment income
 to average net assets.........      6.87%      7.1%      9.0%      9.5%     11.4%     10.7%       7.41%(a)
Ratio of expenses to average
 net assets before expense
 reductions....................      1.36%
Ratio of expenses to average
 net assets....................      1.33%      1.4%      1.6%      1.6%      1.8%      1.7%        1.8%(b)
Portfolio turnover rate +++....       625%      495%      351%      326%      334%      413%        291%(b)

--------------------
+   Commencing October 22, 1992, the Fund began offering Class B shares.

++ All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Net of $0.01 per share of Fund operating expenses reimbursed by LGT Asset Management.

(a) Not annualized.

(b) Annualized.

(c) These selected per share data were calculated based upon weighted average shares outstanding during the period.

(d) Total investment return does not include sales charges.

                               Prospectus Page 8

                             GT GLOBAL INCOME FUNDS

                             STRATEGIC INCOME FUND

                                                CLASS B+
                                 ---------------------------------------
                                                             OCTOBER 22,
                                 YEAR ENDED    YEAR ENDED      1992 TO
                                 OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                    1994         1993(C)        1992
                                 -----------   -----------   -----------
Per Share Operating
  Performance:
Net asset value, beginning of
  year.........................   $  13.60      $  11.24       $ 11.36
                                 -----------   -----------   -----------
Income from investment
  operations:
  Net investment income........       0.73          0.89          0.01
  Net realized and unrealized
   gain (loss) on
   investments.................      (2.14)         2.85         (0.13)
                                 -----------   -----------   -----------
  Net increase (decrease) from
   investment operations.......      (1.41)         3.74         (0.12)
                                 -----------   -----------   -----------
Distributions:
  Net investment income........      (0.72)        (0.89)        (0.00)
  Net realized gain on foreign
   currency....................      (0.00         (0.00)        (0.00)
  Net realized gain on
   investments.................      (0.38)        (0.37)        (0.00)
  Sources other than net
   income......................      (0.00)        (0.12)        (0.00)
  Return of capital............      (0.21)        (0.00)        (0.00)
                                 -----------   -----------   -----------
    Total distributions........      (1.31)        (1.38)        (0.00)
                                 -----------   -----------   -----------
Net asset value, end of
  period.......................   $  10.88      $  13.60       $ 11.24
                                 -----------   -----------   -----------
                                 -----------   -----------   -----------
Total investment return(d).....     (11.02)%        36.2%         (1.1)%(a)
                                 -----------   -----------   -----------
                                 -----------   -----------   -----------

Ratios and supplemental data:
Net assets, end of year (in
  000's).......................   $458,550      $310,431       $   533
Ratio of net investment income
  to average net assets........       6.09%          6.5%          N/A(b)
Ratio of expenses to average
  net assets before expense
  reductions...................       2.06%
Ratio of expenses to average
  net assets...................       2.05%          2.4%          N/A(b)
Ratio of interest expenses to
  average net assets...........       0.10%           NA            NA
Portfolio turnover rate+++.....        583%          310%          418%

                                                                                               MARCH 29,
                                                         CLASS A++                               1988
                                 ----------------------------------------------------------  (COMMENCEMENT
                                                                                                  OF
                                                   YEAR ENDED OCTOBER 31,                     OPERATIONS)
                                 ----------------------------------------------------------   TO OCTOBER
                                   1994    1993(C)     1992      1991      1990      1989      31, 1988
                                 --------  --------  --------  --------  --------  --------  -------------
Per Share Operating
  Performance:
Net asset value, beginning of
  year.........................  $  13.61  $  11.25  $  10.91  $  11.20  $  11.17  $  11.25    $  11.43
                                 --------  --------  --------  --------  --------  --------  -------------
Income from investment
  operations:
  Net investment income........      0.79      0.96      0.86      0.84*     1.04*     0.82*       0.45*
  Net realized and unrealized
   gain (loss) on
   investments.................     (2.14)     2.85      0.31     (0.02)    (0.17)    (0.10)      (0.24)
                                 --------  --------  --------  --------  --------  --------  -------------
  Net increase (decrease) from
   investment operations.......     (1.35)     3.81      1.17      0.82      0.87      0.72        0.21
                                 --------  --------  --------  --------  --------  --------  -------------
Distributions:
  Net investment income........     (0.79)    (0.96)    (0.83)    (0.60)    (0.84)    (0.80)      (0.39)
  Net realized gain on foreign
   currency....................      0.00     (0.00)    (0.00)    (0.51)    (0.00)    (0.00)       0.00
  Net realized gain on
   investments.................     (0.38)    (0.37)    (0.00)    (0.00)    (0.00)    (0.00)      (0.00)
  Sources other than net
   income......................     (0.00)    (0.12)    (0.00)    (0.00)    (0.00)    (0.00)      (0.00)
  Return of capital............     (0.21)    (0.00)    (0.00)    (0.00)    (0.00)    (0.00)      (0.00)
                                 --------  --------  --------  --------  --------  --------  -------------
    Total distributions........     (1.38)    (1.45)    (0.83)    (1.11)    (0.84)    (0.80)      (0.39)
                                 --------  --------  --------  --------  --------  --------  -------------
Net asset value, end of
  period.......................  $  10.88  $  13.61  $  11.25  $  10.91  $  11.20  $  11.17    $  11.25
                                 --------  --------  --------  --------  --------  --------  -------------
                                 --------  --------  --------  --------  --------  --------  -------------
Total investment return(d).....    (10.44)%     37.0%     11.1%      7.7%      8.3%      6.8%        1.2%(a)
                                 --------  --------  --------  --------  --------  --------  -------------
                                 --------  --------  --------  --------  --------  --------  -------------
Ratios and supplemental data:
Net assets, end of year (in
  000's).......................  $275,241  $287,870  $ 83,849  $ 55,967  $ 44,545  $ 37,820    $ 21,830
Ratio of net investment income
  to average net assets........      6.74%      7.2%      7.6%      7.2%*      9.6%*      7.7%*        7.2%*(e)
Ratio of expenses to average
  net assets before expense
  reductions...................      1.41%
Ratio of expenses to average
  net assets...................      1.40%      1.7%      1.8%      1.9%*      1.9%*      1.8%*        1.7%*
Ratio of interest expenses to
  average net assets...........      0.10%      N/A       N/A       N/A       N/A       N/A         N/A
Portfolio turnover rate+++.....       583%      310%      418%      630%      501%      385%        340%(e)

--------------------

+   Commencing October 22, 1992, the Fund began offering Class B shares.

++ All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Includes reimbursement by LGT Asset Management of Fund operating expenses of $0.01, $0.04, $0.02 and 0.05 for the year ended October 31, 1991, 1990, 1989 and 1988, respectively. Without such reimbursements, the expense ratios would have been 1.92%, 2.20%, 2.02% and 2.42% and the ratio of net investment income to average net assets would have been 7.16%, 9.26%, 7.56% and 6.42% for the year ended October 31, 1991, 1990, 1989 and 1988, respectively.

(a) Not annualized.

(b) Ratios not meaningful due to short period of operation of Class B shares.

(c) These selected per share data were calculated based upon weighted average shares outstanding during the period.

(d) Total investment return does not include sales charges.

(e) Annualized.

                                                                                                    AVERAGE NUMBER OF
                                                           AMOUNT OF DEBT      AVERAGE AMOUNT OF      FUND'S SHARES
                                                        OUTSTANDING AT END OF   DEBT OUTSTANDING   OUTSTANDING DURING
                                                               PERIOD          DURING THE PERIOD       THE PERIOD
                                                        ---------------------  ------------------  -------------------
Year Ended October 31, 1994...........................        $       0           $ 13,698,630          63,626,195


                                                          AVERAGE AMOUNT OF
                                                        DEBT PER SHARE DURING
                                                             THE PERIOD
                                                        ---------------------
Year Ended October 31, 1994...........................        $    0.22

                               Prospectus Page 9

                             GT GLOBAL INCOME FUNDS

                                HIGH INCOME FUND

                                                                 CLASS B                                 CLASS A
                                                      ------------------------------   --------------------------------------------
                                                                    OCTOBER 22, 1992                               OCTOBER 22, 1992
                                                                     (COMMENCEMENT                                  (COMMENCEMENT
                                        YEAR ENDED    YEAR ENDED     OF OPERATIONS)    YEAR ENDED    YEAR ENDED     OF OPERATIONS)
                                        OCTOBER 31,   OCTOBER 31,    TO OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    TO OCTOBER 31,
                                         1994 (C)      1993 (C)           1992          1994 (C)      1993 (C)           1992
                                        -----------   -----------   ----------------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of year....   $  14.90      $  11.43          $11.43         $  14.92      $  11.43          $11.43
                                        -----------   -----------       -------        -----------   -----------       -------
Income from investment operations:
  Net investment income...............       0.86          0.70            0.00             0.94          0.78            0.00
  Net realized and unrealized gain
   (loss) on investments..............      (1.85)         3.90            0.00            (1.97)         3.92            0.00
                                        -----------   -----------       -------        -----------   -----------       -------
  Net increase (decrease) from
   investment operations..............      (0.99)         4.60            0.00            (0.93)         4.70            0.00
                                        -----------   -----------       -------        -----------   -----------       -------
Distributions:
  Net investment income...............      (0.86)        (0.70)          (0.00)           (0.94)        (0.78)          (0.00)
  Net realized gain on investments....      (0.27)        (0.00)          (0.00)           (0.27)        (0.00)          (0.00)
  In excess of net realized gain on
   investments........................      (0.22)        (0.00)          (0.00)           (0.22)        (0.00)          (0.00)
  Sources other than net income.......      (0.00)        (0.43)          (0.00)           (0.00)        (0.43)          (0.00)
                                        -----------   -----------       -------        -----------   -----------       -------
    Total distributions...............      (1.35)        (1.13)          (0.00)           (1.43)        (1.21)          (0.00)
                                        -----------   -----------       -------        -----------   -----------       -------
Net asset value, end of year..........   $  12.56      $  14.90          $11.43         $  12.56      $  14.92          $11.43
                                        -----------   -----------       -------        -----------   -----------       -------
                                        -----------   -----------       -------        -----------   -----------       -------
Total investment return(e)............      (6.99)%        42.6%(a)         0.0%(b)        (6.45)%        43.6%(a)         0.0%(b)
                                        -----------   -----------       -------        -----------   -----------       -------
                                        -----------   -----------       -------        -----------   -----------       -------

Ratios and supplemental data:
Net assets, end of period (in
  000's)..............................   $232,423      $127,035          $   53         $167,974      $143,171          $  207
Ratio of net investment income (loss)
  to average net assets...............       6.35%          5.8%            n/a(d)          7.00%          6.4%            n/a(d)
Ratio of expenses to average net
  assets..............................       2.22%          2.8%            n/a(d)          1.57%          2.2%            n/a(d)
Ratio of interest expense to average
  net assets..........................       0.22%          N/A             N/A             0.22%          N/A             N/A

--------------------

(a) Annualized.

(b) Not annualized.

(c) These selected per share data were calculated based upon weighted average shares during the year.

(d) Ratios not meaningful due to short period of operation.

(e) Total investment return does not include sales charges.

+   Commencing October 22, 1992, the Fund began offering Class B shares.

++ All capital shares issued and outstanding as of October 21, 1992 were as Class A shares.

                                                                                                    AVERAGE NUMBER OF
                                                           AMOUNT OF DEBT      AVERAGE AMOUNT OF      FUND'S SHARES
                                                        OUTSTANDING AT END OF   DEBT OUTSTANDING   OUTSTANDING DURING
                                                               PERIOD          DURING THE PERIOD       THE PERIOD
                                                        ---------------------  ------------------  -------------------
Year Ended October 31, 1994...........................        $       0           $ 14,178,082          26,707,832


                                                          AVERAGE AMOUNT OF
                                                        DEBT PER SHARE DURING
                                                             THE PERIOD
                                                        ---------------------
Year Ended October 31, 1994...........................        $    0.53

                               Prospectus Page 10

                             GT GLOBAL INCOME FUNDS

                           ALTERNATIVE PURCHASE PLAN

--------------------------------------------------------------------------------

DIFFERENCES BETWEEN THE CLASSES. The primary distinction between the two classes of each Fund's shares offered through this Prospectus lies in their sales charge structures and ongoing expenses, as summarized below. Class A and Class B shares of a Fund represent interests in the same portfolio of investments of that Fund and have the same rights, except that each class bears the separate expenses of its Rule 12b-1 distribution plan and has exclusive voting rights with respect to such plan, and each class has a separate exchange privilege. See "Management" and "How to Exchange Shares." Each class has distinct advantages and disadvantages for different investors, and investors should choose the class that better suits their circumstances and objectives.

Dividends and other distributions paid by each Fund with respect to its Class A and Class B shares are calculated in the same manner and at the same time. The per share dividends on Class B shares of a Fund will be lower than the per share dividends on Class A shares of that Fund as a result of the higher service and distribution fees applicable to Class B shares.

CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.75% of the public offering price imposed at the time of purchase. This initial sales charge is reduced or waived for certain purchases. Purchases of $500,000 or more must be for Class A shares. Class A shares of each Fund also bear annual service and distribution fees of up to 0.35% of the average daily net assets of that class.

CLASS B SHARES. Class B shares are sold at net asset value with no initial sales charge at the time of purchase. Therefore, the entire amount of an investor's purchase payment is invested in the Fund. Class B shares bear annual service and distribution fees of up to 1.00% of the average daily net assets of that class, and investors pay a contingent deferred sales charge of up to 5% of the lesser of the original purchase price or the net asset value of Class B shares at the time of redemption. This deferred sales charge is waived for certain redemptions and is reduced for shares held more than one year. The higher service and distribution fees paid by the Class B shares of a Fund will cause that class to have a higher expense ratio and to pay lower dividends than the Class A shares of that Fund.

FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES. In deciding which class to purchase, investors should consider the foregoing factors as well as the following:

INTENDED HOLDING PERIOD. Over time, the cumulative expense of the 1.00% annual service and distribution fees on a Fund's Class B shares will approximate or exceed the expense of the applicable 4.75% maximum initial sales charge plus the 0.35% service and distribution fees on that Fund's Class A shares. For example, if net asset value remains constant, the Class B shares' service and distribution fees would be equal to the Class A shares' initial maximum sales charge and service and distribution fees approximately seven years after purchase in the case of each of the Funds. Thereafter, Class B shares would bear higher expenses. Investors who expect to maintain their investment in a Fund over the long-term but do not qualify for a reduced initial sales charge might elect the Class A initial sales charge alternative because the indirect expense to the shareholder of the accumulated service and distribution fees on the Class B shares eventually will exceed the initial sales charge paid by the shareholder plus the indirect expense to the shareholder of the accumulated service and distribution fees of Class A shares. Class B investors, however, enjoy the benefit of permitting all their dollars to work from the time the investments are made. Any positive investment return on this additional invested amount would partially or wholly offset the higher annual expenses borne by Class B shares. Because the Funds' future returns cannot be predicted, however, there can be no assurance that such a positive return will be achieved.

Finally, Class B shareholders pay a contingent deferred sales charge if they redeem during the first six years after purchase, unless a sales charge waiver applies. Investors expecting to redeem during this period should consider the cost of the applicable contingent deferred sales charge in addition to the annual Class B service and distribution fees, as compared with the cost of the applicable

                               Prospectus Page 11

                             GT GLOBAL INCOME FUNDS
initial sales charge and annual service and distribution fees applicable to the Class A shares.

The "Hypothetical Example of Effect of Expenses" under "Prospectus Summary" shows for each Fund, and on an aggregate basis for the High Income Fund and the Portfolio, the cumulative expenses an investor would pay over time on a hypothetical investment in each class of each Fund's shares, assuming an annual return of 5%.

REDUCED SALES CHARGES. Class A share purchases over $50,000 and Class A share purchases made under a Fund's reduced sales charge plans may be made at a reduced initial sales charge. See "How to Invest" for a complete list of reduced sales charges applicable to Class A purchases.

WAIVER OF SALES CHARGES. The entire initial sales charge on Class A shares of a Fund may be waived for certain eligible purchasers and these purchasers' entire purchase price would be immediately invested in a Fund. The contingent deferred sales charge may be waived upon redemption of certain Class B shares. Investors eligible for complete initial sales charge waivers may only purchase Class A shares. See "How to Invest" for a complete list of initial sales charge waivers applicable to Class A purchases and contingent deferred sales charge waivers applicable to Class B purchases. A 1% contingent deferred sales charge is imposed on certain redemptions of Class A shares on which no initial sales charge was assessed.

Investors should understand that the contingent deferred sales charge on the Class B shares and the initial sales charge on the Class A shares are both intended to compensate GT Global and selling broker/dealers for their distribution services. Broker/dealers may receive different levels of compensation for selling a particular class of shares of a Fund.

ADVISOR CLASS SHARES. Advisor Class shares may be offered through a separate prospectus to (a) trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations which have at least 1,000 employees; (b) any account with assets of at least $25,000 if (i) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion over such account, and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of
 .50% charged on the assets in the account; (c) any account with assets of at least $25,000 if (i) such account is established under a "wrap fee" program, and
(ii) the account holder pays the sponsor of such program an annual fee of .50% charged on the assets in the account; (d) accounts advised by one of the companies comprising or affiliated with Liechtenstein Global Trust; and (e) any of the companies comprising or affiliated with Liechtenstein Global Trust.

See "How to Invest," "How to Redeem Shares," and "Management" for a more complete description of the initial and contingent deferred sales charges, service fees and distribution fees for the Class A and Class B shares of each Fund and "Dividends, Other Distributions and Federal Income Taxation" and "Valuation of Shares" for other differences between these two classes.

--------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES
                                  AND POLICIES

--------------------------------------------------------------------------------

                             GOVERNMENT INCOME FUND

The Government Income Fund seeks a high level of current income by investing primarily in high quality debt securities of the U.S. and foreign governments, their agencies and instrumentalities. The Fund's secondary objectives are capital appreciation and protection of principal through active management of its maturity structure and currency exposure. There is no assurance that the Fund's investment objectives will be achieved.

At least 65% of the Fund's total assets normally are invested in debt obligations issued or guaranteed by the U.S. or foreign governments (including foreign states, provinces or municipalities) or their agencies, authorities or instrumentalities. For purposes of this policy, the Fund considers debt obligations of supranational entities organized or supported by several national governments, such as the World Bank and the Asian Development Bank, to be "government securities." The Fund also may purchase debt obligations of U.S. or foreign companies and financial institutions.

                               Prospectus Page 12

                             GT GLOBAL INCOME FUNDS

The Fund currently contemplates that it will invest principally in obligations of the United States, Canada, Japan, the Western European nations, New Zealand and Australia, as well as in multinational currency units. Under normal market conditions, the Fund invests in issues of not less than three different countries; investments in the securities of any one country, other than the United States, normally represent no more than 40% of the Fund's total assets. The Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by LGT Asset Management to be fully exchangable into U.S. dollars (or a multinational currency unit) without legal restriction. The Fund may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Fund may invest up to 10% of its total assets in "illiquid securities."

As noted above, the Fund invests primarily in high quality government debt securities and thus will only have a limited opportunity to benefit from the potentially higher returns associated with investment in securities that are of lower quality and, accordingly, subject to greater risk. "High quality" debt securities are those rated in the top two ratings categories of Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Group ("S&P") or, if unrated, determined to be of comparable quality by LGT Asset Management. In addition, consistent with its investment objectives, the Fund may invest up to 35% of its total assets in a combination of: (a) foreign government securities that are not high quality but are at least "investment grade," i.e., not rated below the fourth highest ratings category of Moody's or S&P or, if unrated, determined by LGT Asset Management to be of comparable quality; (b) corporate debt obligations of U.S. or foreign issuers rated at least investment grade by Moody's or S&P, including debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities; and (c) common stocks, preferred stocks and warrants to acquire such securities, provided that the Fund will not invest more than 20% of its total assets in such securities. A description of the Moody's and S&P ratings is included in the Appendix to this Prospectus. The Fund may also use instruments (including forward currency contracts) often referred to as "derivatives." See "Options, Futures and Forward Currency Transactions."

LGT Asset Management allocates the Fund's assets among securities of countries and in currency denominations where opportunities for meeting the Fund's investment objectives are expected to be the most attractive. LGT Asset Management selects securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments and variations of the supply of funds available for investment in the world bond market relative to the demands placed upon it.

                             STRATEGIC INCOME FUND

The Strategic Income Fund primarily seeks high current income and secondarily seeks capital appreciation. There is no assurance that the Fund's investment objectives will be achieved.

The Strategic Income Fund allocates its assets among debt securities of issuers in three separate investment areas: (1) the United States, (2) developed foreign countries, and (3) emerging markets. The Fund selects particular debt securities in each sector based on their relative investment merits. Within each area, the Fund selects debt securities from those issued by governments, their agencies and instrumentalities; central banks; and commercial banks and other corporate entities. Debt securities in which the Fund may invest include bonds, notes, debentures, and other similar instruments. The Fund normally invests at least 50% of its total assets in U.S. and foreign debt and other fixed income securities that, at the time of purchase, are rated at least investment grade or, if unrated, determined by LGT Asset Management to be of comparable quality. No more than 50% of the Fund's total assets may be invested in securities rated below investment grade, which involve a high degree of risk and are predominantly speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." See "Risk Factors." The Fund may also invest in securities that are in default as to payment of principal and/or interest.

For purposes of the Fund's operations, "emerging markets" will consist of all countries determined by LGT Asset Management to have developing or emerging economies and markets. These countries generally are expected to include every

                               Prospectus Page 13

                             GT GLOBAL INCOME FUNDS
country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe. The Fund and the Global High Income Portfolio will consider investment in the same emerging markets. These emerging markets are listed under the caption "Investment Objectives and Policies -- High Income Fund" below.

As used in this Prospectus and the Statement of Additional Information, an issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or
(iii) organized under the laws of, and with a principal office in, an emerging market.

The Fund's investments in emerging market securities may consist substantially of Brady Bonds (see "General Policies -- Brady Bonds," below) and other sovereign debt securities issued by emerging market governments. "Sovereign debt securities" are those issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. LGT Asset Management may invest in debt securities of emerging market issuers that it determines to be suitable investments for the Fund without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. Because the Fund's investment in debt securities rated below investment grade is limited to 50% of the Fund's total assets, the Fund's investment in emerging market debt securities is therefore limited to 50% of its total assets as well. The Fund may also use instruments (including forward currency contracts) often referred to as "derivatives." See "Options, Futures, and Forward Currency Transactions."

The Fund also may consider making carefully selected investments in below-investment grade debt securities of corporate issuers in the United States and in developed foreign countries, subject to the overall 50% limitation. See "Risk Factors" for a more complete description of the risks associated with investment in emerging market and other lower quality debt securities. The Fund also may invest in bank loan participations and assignments, which are fixed and floating rate loans arranged through private negotiations between foreign entities. See "Loan Participations and Assignments" below. The Fund may invest up to 15% of its net assets in illiquid securities. The Fund also may borrow for investment purposes up to 33 1/3% of its total assets. See "Borrowing" below.

                                HIGH INCOME FUND

The High Income Fund primarily seeks high current income, and secondarily seeks capital appreciation. The Fund seeks its objectives by investing all of its investable assets in the Global High Income Portfolio, which in turn seeks the same objectives as the Fund by investing at least 65% of its total assets in debt securities of issuers in emerging markets. There is no assurance that the Portfolio's or the Fund's investment objectives will be achieved. The Portfolio intends to invest in the following types of debt securities: bonds, notes and debentures of emerging market governments; securities issued or guaranteed by such governments' agencies or instrumentalities; securities issued or guaranteed by the central banks of emerging market countries; and securities issued by other banks and companies in such countries and securities denominated in or indexed to the currencies of emerging markets. Under current market conditions, the Portfolio expects its investments in emerging market securities to consist substantially of Brady Bonds (see "General Policies -- Brady Bonds," below) and other sovereign debt securities.

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in a combination of (i) equity securities of issuers in emerging markets included in the list below; (ii) equity and debt securities of issuers in developed countries, including the United States; (iii) securities of issuers in emerging markets not included in the list of emerging markets below, if investing therein becomes feasible and desirable subsequent to the date of this Prospectus; and (iv) cash and money market instruments. In evaluating investments in securities of issuers in developed markets, LGT Asset Management will consider, among other things, the business activities of the issuer in emerging markets and the impact that developments in emerging markets are likely to have on the issuer's financial condition.

The Portfolio considers "emerging markets" to consist of all countries determined by LGT Asset Management to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. For purposes of the Portfolio's policy of normally investing at least 65% of its total assets in

                               Prospectus Page 14

                             GT GLOBAL INCOME FUNDS
debt securities of issuers in emerging markets, the Portfolio will consider investment in the following emerging markets:

    Algeria             Malaysia
    Argentina           Mauritius
    Bolivia             Mexico
    Botswana            Morocco
    Brazil              Nicaragua
    Chile               Nigeria
    China               Pakistan
    Colombia            Panama
    Costa Rica          Peru
    Cyprus              Philippines
    Czech Republic      Poland
    Ecuador             Portugal
    Egypt               Russia
    Finland             Singapore
    Ghana               Slovakia
    Greece              Slovak Republic
    Hong Kong           South Korea
    Hungary             Sri Lanka
    India               Swaziland
    Indonesia           Taiwan
    Israel              Thailand
    Ivory Coast         Turkey
    Jamaica             Uruguay
    Jordan              Venezuela
    Kenya               Zimbabwe

Although the Portfolio considers each of the above-listed countries eligible for investment pursuant to the above-described 65% of total assets investment policy, the Portfolio will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements for the Portfolio's assets, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons. The Portfolio may invest up to 15% of its net assets in illiquid securities.

Under normal circumstances, substantially all of the Portfolio's assets will be invested in debt securities of both governmental and corporate issuers in emerging markets. Emerging markets debt securities generally are considered to have a credit quality below investment grade, as defined above. Lower quality securities involve a high degree of risk and are predominantly speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." See "Risk Factors." Many emerging market debt securities are not rated by U.S. ratings agencies such as Moody's and S&P. The Portfolio's ability to achieve its investment objectives is thus more dependent on LGT Asset Management's credit analysis. The Portfolio may invest in securities that are in default as to payment of principal and/or interest. The Portfolio may also use instruments (including forward currency contracts) often referred to as "derivatives." See "Options, Futures and Forward Currency Transactions."

OTHER INFORMATION REGARDING THE PORTFOLIO. The High Income Fund may withdraw the investment of the Fund from the Portfolio at any time, if the Board of Directors of the Company determines that it is in the best interests of the Fund and its shareholders to do so. Upon such withdrawal, the Board would consider what action might be taken, including the investment of all the investable assets of the Fund in another pooled investment entity having substantially the same investment objectives as the Fund or the retention by the Fund of its own investment adviser to manage the Fund's assets in accordance with the investment objectives, policies and limitations discussed herein with respect to the Portfolio.

The approval of the High Income Fund and of other investors in the Portfolio, if any, is not required to change the investment objectives, policies or limitations of the Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of the High Income Fund thirty days prior to any changes in the Portfolio's investment objectives. If the objectives of the Portfolio change and the shareholders of the High Income Fund do not approve a parallel change in the Fund's investment objectives, the Fund would seek an alternative investment vehicle or directly retain its own investment adviser.

As previously described, investors should be aware that the High Income Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio, which is a separate investment company, as previously described. Since the Fund will invest only in the Portfolio, the Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio. Historically, LGT Asset Management and GT Global have sponsored traditionally structured funds and, therefore, have limited experience with funds that invest all of their assets in a separate portfolio.

In addition to selling its interests to the Fund, the Portfolio may sell its interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in the

                               Prospectus Page 15

                             GT GLOBAL INCOME FUNDS
Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in the Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in the Portfolio, it would not be required to sell its shares at the same public offering price as the Fund and may charge different sales commissions. Therefore, investors in the Fund may experience different returns from investors in another investment company which invests exclusively in the Portfolio. As of the date of this Prospectus, the High Income Fund is the only institutional investor in the Portfolio. However, the Portfolio expects to offer beneficial interests to other institutional investors in the future. Although interests in the Portfolio are not currently available, either directly or indirectly, to individual investors through other funds, information regarding any such funds will be available from GT Global at the appropriate toll-free telephone number provided in the Shareholder Account Manual.

Investors in the Fund should be aware that the Funds' investment in the Portfolio may be materially affected by the actions of large investors in the Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Portfolio, the Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, the Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of the Portfolio. A change in the Portfolio's fundamental objectives, policies and restrictions, which is not approved by the shareholders of the Fund, could require the Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund.

See "Management" for a complete description of the management and other expenses associated with the High Income Fund's investment in the Portfolio. This Prospectus and the Statement of Additional Information relating to the High Income Fund and the Portfolio, dated March 1, 1995, as revised January 5, 1996, contain more detailed information about the High Income Fund and the Portfolio, including information related to (i) the investment policies and restrictions of the Fund and the Portfolio, (ii) the Directors and officers of the Company, the Trustees and officers of the Portfolio, the administrator of the Fund and the investment manager and administrator of the Portfolio, (iii) portfolio transactions and brokerage commissions, (iv) the Fund's shares, including the rights and liabilities of its shareholders, (v) additional performance information, including the method used to calculate yield and total return, (vi) the determination of the value of the shares of the Fund and (vii) the audited financial statements of Assets and Liabilities of the Fund and the Portfolio at October 31, 1994, respectively.

                                GENERAL POLICIES

TEMPORARY DEFENSIVE STRATEGIES. The Government Income Fund, the Strategic Income Fund and the Portfolio retain the flexibility to respond promptly to changes in market and economic conditions. Accordingly, with the intent of preserving shareholders' capital and consistent with the Funds' or the Portfolio's investment objectives, LGT Asset Management may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market conditions. Pursuant to such a defensive strategy, the Government Income Fund, the Strategic Income Fund and the Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of their respective assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Government Income Fund's, the Strategic Income Fund's or the Portfolio's investments may be made in the United States and denominated in U.S. dollars. To the extent the Funds or the Portfolio adopt a temporary defensive investment posture, they will not be invested so as to achieve directly their investment objectives.

In addition, pending investment of proceeds from new sales of Fund or Portfolio shares or to meet ordinary daily cash needs, the Government Income Fund, the Strategic Income Fund and the Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

                               Prospectus Page 16

                             GT GLOBAL INCOME FUNDS

ASSET ALLOCATION. The Government Income Fund, the Strategic Income Fund and the Portfolio each invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as European Currency Units. The Government Income Fund, the Strategic Income Fund and the Portfolio may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Funds are designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. See "Risk Factors."

LGT Asset Management selectively will allocate the assets of the Government Income Fund, the Strategic Income Fund and the Portfolio in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for high current income and secondarily for capital appreciation (and, in the case of the Government Income Fund, secondarily for capital appreciation and protection of principal). In so doing, LGT Asset Management intends to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Government Income Fund, the Strategic Income Fund and the Portfolio. Securities held by the Government Income Fund, the Strategic Income Fund and the Portfolio may be invested in without limitation as to maturity.

LGT Asset Management generally evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. However, the Government Income Fund, the Strategic Income Fund and the Portfolio each may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques. See "Investment Objectives and Policies -- Options, Futures and Forward Currency Transactions" and "Swaps, Caps, Floors and Collars."

BRADY BONDS. The Strategic Income Fund and the Portfolio may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, Philippines, Poland, Uruguay, Venezuela and are expected to be issued by Ecuador and other emerging market countries. Approximately $136 billion in principal amount of Brady Bonds are outstanding, the largest proportion having been issued by Brazil and Argentina. Brady Bonds issued by Brazil and Argentina currently are rated below investment grade. As of the date of this Prospectus, the Strategic Income Fund and the Portfolio are not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

The Strategic Income Fund and the Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Strategic Income Fund and the Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign

                               Prospectus Page 17

                             GT GLOBAL INCOME FUNDS
entity and one or more financial institutions ("Lenders"). The majority of the Funds' and the Portfolio's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund and/or the Portfolio having a contractual relationship only with the Lender, not with the borrower government. The Fund and/or the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund and/or the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund and/or the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund and/or the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation.

In the event of the insolvency of the Lender selling a Participation, the Fund and/or the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund and/or the Portfolio will acquire Participations only if the Lender interpositioned between the Fund and/or the Portfolio and the borrower is determined by LGT Asset Management to be creditworthy. When the Fund and/or the Porfolio purchases Assignments from Lenders, the Fund and/or the Portfolio will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund and/or the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Strategic Income Fund and the Portfolio may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and, the Fund and the Portfolio anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's and/or the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund and/or the Portfolio to assign a value to those securities for purposes of valuing the Fund's or the Portfolio's portfolio and calculating its net asset value. The investment of the Strategic Income Fund and the Portfolio in illiquid securities, including Assignments and Participations, is limited to 15% of net assets, respectively.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Government Income Fund, the Strategic Income Fund and the Portfolio may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds and the Portfolio will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund or the Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund or the Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or high grade liquid debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that a Fund or the Portfolio may incur a loss. The Government Income Fund may invest up to 5% if its total assets in a combination of securities purchased on a when-issued basis or with respect to which it has entered into forward commitment agreements. The Strategic Income Fund may enter into reverse repurchase agreements, although it currently does not intend to do so with respect to more than 5% of its total assets.

                               Prospectus Page 18

                             GT GLOBAL INCOME FUNDS

BORROWING. From time to time, it may be advantageous for the Government Income Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Government Income Fund may borrow from banks or may borrow through reverse repurchase agreements and "roll" transactions in connection with meeting requests for the redemption of Fund shares. The Government Income Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. However, the Government Income Fund will not borrow for leverage purposes, nor will the Fund purchase securities while borrowings are outstanding. See "Investment Objectives and Policies" in the Statement of Additional Information.

Both the Strategic Income Fund and the Portfolio are authorized to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds of such borrowings for investment purposes. The Strategic Income Fund and the Portfolio will borrow for investment purposes only when LGT Asset Management believes that such borrowings will benefit the Fund or the Portfolio, respectively, after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed monies.

Borrowing for investment purposes is known as leveraging, which is a speculative practice. Such borrowing by the Strategic Income Fund and the Portfolio creates the opportunity for increased net income and appreciation but, at the same time, involves special risk considerations. For example, leveraging might exaggerate changes in the net asset value of Fund shares and in the yield realized by the Fund or the Portfolio. Although the principal amount of such borrowings will be fixed, the Strategic Income Fund's and the Portfolio's assets may change in value during the time the borrowing is outstanding. By leveraging the Fund or the Portfolio, changes in net asset values, higher or lower, may be greater in degree than if leverage was not employed. To the extent the income derived from the assets obtained with borrowed funds exceeds the interest and other expenses that the Fund or the Portfolio will have to pay, the Fund's or the Portfolio's net income will be greater than if borrowing was not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund or the Portfolio will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The Strategic Income Fund and the Portfolio each expects that some of its borrowings may be made on a secured basis.

In addition to the foregoing borrowings, the Strategic Income Fund and the Portfolio each may borrow money for temporary or emergency purposes or payments in an amount not exceeding 5% of the value of its total assets (not including the amount borrowed) provided that the total amount borrowed by the Strategic Income Fund or the Portfolio for any purpose does not exceed 33 1/3% of its total assets.

REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS. The Government Income Fund, the Strategic Income Fund and the Portfolio may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. See "Investment Objectives and Policies" in the Statement of Additional Information for more information about the risks associated with investment in such transactions.

The Funds and the Portfolio may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, the Funds or the Portfolio would sell securities and agree to repurchase them at a particular price at a future date. At the time a Fund or the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated amount with an approved custodian containing cash or liquid high grade debt securities having a value not less than the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund or the Portfolio may decline below the price of the securities a Fund or the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's or the Portfolio's obligation to repurchase the securities, and a Fund's or the Portfolio's use of the proceeds of

                               Prospectus Page 19

                             GT GLOBAL INCOME FUNDS
the reverse repurchase agreement may effectively be restricted pending such decision.

The Strategic Income Fund and the Portfolio also may enter into "dollar rolls," in which the Fund or the Portfolio sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund or the Portfolio would forego principal and interest paid on such securities. The Fund or the Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See "Investment Objectives and Policies" in the Statement of Additional Information.

Reverse repurchase agreements and dollar rolls will be treated as borrowings and will be deducted from the Strategic Income Fund's or the Portfolio's assets for purposes of calculating compliance with the Fund's or the Portfolio's borrowing limitation. See "Investment Limitations" in the Statement of Additional Information.

SECURITIES LENDING. The Government Income Fund, the Strategic Income Fund and the Portfolio are authorized to make loans of their respective portfolio securities to broker/dealers or to other institutional investors. At all times a loan is outstanding, each Fund and the Portfolio requires the borrower to maintain with the Fund's or the Portfolio's custodian, collateral consisting of cash, U.S. government securities or other liquid, high grade debt securities equal to at least the value of the borrowed securities, plus any accrued interest. Each Fund and the Portfolio will receive any interest paid on the loaned securities and a fee and/or a portion of the interest earned on the collateral. Each Fund and the Portfolio will limit loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the loaned securities or possible loss of rights in the collateral should the borrower fail financially.

ZERO COUPON SECURITIES. The Strategic Income Fund and the Portfolio may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. They also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and in payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Fund's or Portfolio's income. Accordingly, for a Fund to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax (see "Taxes" in the Statement of Additional Information), it may be required to distribute an amount that is greater than the total amount of cash it actually receives (or, in the case of the High Income Fund, its share of the total amount of cash the Portfolio actually receives). These distributions must be made from the Fund's (or, in the case of the High Income Fund, its, or its share of the Portfolio's) cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund or the Portfolio will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS. In seeking to protect against currency exchange rate or interest rate changes that are adverse to their present or prospective positions, the Government Income Fund, the Strategic Income Fund and the Portfolio may employ certain risk management practices involving the use of forward currency contracts, options on securities, options on indices, options on currencies, and futures contracts and options on futures contracts on U.S. and foreign government securities, indices of those securities and currencies. The Strategic Income Fund and the Portfolio also may enter into interest rate, currency and index swaps and purchase or sell related caps, floors and collars and other derivatives. See "Swaps, Caps, Floors and Collars" below. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Government Income Fund, the Strategic Income Fund and the Portfolio may enter into

                               Prospectus Page 20
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                             GT GLOBAL INCOME FUNDS
such instruments up to the full value of their portfolio assets. There can be no assurance that a Fund's or the Portfolio's risk management practices will succeed. These techniques are described below and are further detailed in the Statement of Additional Information.

Only a limited market, if any, currently exists for forward currency contracts and options and futures instruments relating to currencies of most emerging markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, LGT Asset Management may not be able to effectively hedge its investment in such emerging markets.

To attempt to hedge against adverse movements in exchange rates between currencies, the Government Income Fund, the Strategic Income Fund and the Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Government Income Fund, the Strategic Income Fund and the Portfolio may enter into forward currency contracts either with respect to specific transactions or with respect to the respective Fund's or the Portfolio's portfolio positions. For example, when a Fund or the Portfolio anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when LGT Asset Management believes that a particular currency may decline compared to the U.S. dollar or another currency, a Fund or the Portfolio may enter into a forward contract to sell the currency LGT Asset Management expects to decline in an amount up to the value of the portfolio securities held by the Fund or the Portfolio denominated in a foreign currency. Each Fund and the Portfolio also may purchase and sell put and call options on currencies, futures contracts on currencies and options on futures contracts on currencies to hedge against movements in exchange rates.

In addition, each Fund and the Portfolio may purchase and sell put and call options on securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or the Portfolio or that LGT Asset Management intends to include in the Fund's or the Portfolio's portfolio. The Funds and the Portfolio also may buy and sell put and call options on indices. Such index options serve to hedge against overall fluctuations in the securities markets or market sectors generally, rather than anticipated increases or decreases in the value of a particular security.

Further, the Funds and the Portfolio may sell index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general market or market sector decline that could adversely affect the Fund's or the Portfolio's portfolio. The Funds and the Portfolio also may buy index futures contracts and purchase call options or write put options on such contracts to hedge against a general market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. A Fund or the Portfolio may use interest rate futures contracts and options thereon to hedge its portfolio against changes in the general level of interest rates.

In addition, the Government Income Fund, the Strategic Income Fund and the Portfolio may write and purchase put and call options on securities, currencies and indices that are traded on recognized securities exchanges and over-the-counter ("OTC") markets.

These practices may result in the loss of principal under certain conditions. In addition, certain provisions of the Internal Revenue Code of 1986, as amended ("Code"), have the effect of limiting the extent to which the Government Income Fund, the Strategic Income Fund and the Portfolio may enter into forward contracts or futures contracts, or engage in options transactions. See "Taxes" in the Statement of Additional Information.

Although a Fund or the Portfolio might not employ any of the foregoing strategies, its use of forward currency contracts, options and futures would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on LGT Asset Management's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets; (2) imperfect correlation, or even no correlation, between movements in the price of forward contracts, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed

                               Prospectus Page 21
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                             GT GLOBAL INCOME FUNDS
to select the securities in which a Fund or the Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; (5) the possible inability of a Fund or the Portfolio to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund or the Portfolio to sell a security at a disadvantageous time, due to the need for the Fund or the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions; and (6) the possible need of a Fund or the Portfolio to defer closing out of certain options, futures contracts and options thereon and forward currency contracts in order to qualify or continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Code. See "Dividends, Other Distributions and Federal Income Taxation" herein and "Taxes" in the Statement of Additional Information. If LGT Asset Management incorrectly forecasts currency exchange rates or interest rates in utilizing a strategy for a Fund or the Portfolio, it would be in a better position if it had not hedged at all. A Fund or the Portfolio also may conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

SWAPS, CAPS, FLOORS AND COLLARS. The Strategic Income Fund and the Portfolio may enter into interest rate, currency and index swaps, and purchase or sell related caps, floors and collars and other derivative instruments. The Strategic Income Fund and the Portfolio expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (I.E., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund or the Portfolio anticipates purchasing at a later date. The Fund and the Portfolio intend to use these transactions as hedges, and neither will sell interest rate caps or floors if it does not own securities or other instruments providing an income stream roughly equivalent to what the Fund or the Portfolio may be obligated to pay.

Interest rate swaps involve the exchange by the Fund or the Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

INDEXED COMMERCIAL PAPER. The Strategic Income Fund and the Portfolio may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Strategic Income Fund and the Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund and the Portfolio to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The Fund and the Portfolio will not purchase such commerical paper for speculation. The staff of the SEC is currently considering whether the purchase of this type of commercial paper by mutual funds such as the Fund and the Portfolio would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Fund and the Portfolio believe that such investments do not involve the creation of such a senior security but, nevertheless, each has undertaken, pending the resolution of this issue by the SEC staff, to establish a segregated account with

                               Prospectus Page 22

                             GT GLOBAL INCOME FUNDS
respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. government securities or liquid, high grade debt securities having a value equal to the aggregate, outstanding principal amount of the commercial paper of this type that is held in the portfolios of the Fund and the Portfolio.

OTHER INFORMATION. For the fiscal years ended October 31, 1994 and 1993, the portfolio turnover rates for the Government Income Fund were 625% and 495%, respectively. For the fiscal years ended October 31, 1994 and 1993, the portfolio turnover rates for the Strategic Income Fund were 583% and 310%, respectively. For the fiscal year ended October 31, 1994 and 1993, the portfolio turnover rates for the High Income Portfolio were 178% and 195%, respectively. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs that a Fund or the Portfolio will bear directly. In addition, such turnover rates may have certain tax consequences, including increasing taxable gains. See "Management" and "Dividends, Other Distributions, and Federal Income Taxation."

Each Fund's investment objectives may not be changed without the approval of a majority of the respective Fund's outstanding voting securities. As defined in the 1940 Act and as used in this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. In addition, each Fund has adopted certain investment limitations which also may not be changed without shareholder approval. A complete description of these limitations is included in the Statement of Additional Information. Each Fund's other investment policies described herein are not fundamental policies and may be changed by a vote of a majority of the Company's Board of Directors without shareholder approval, provided that any such policies as so amended do not conflict with that Fund's fundamental investment limitations. See "Investment Limitations" in the Statement of Additional Information.

                               Prospectus Page 23
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                             GT GLOBAL INCOME FUNDS

                                  RISK FACTORS

--------------------------------------------------------------------------------

GENERAL. Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of fixed income securities held by the Government Income Fund, the Strategic Income Fund and the Portfolio generally fluctuates inversely with interest rate movements. Longer term bonds held by the Government Income Fund, the Strategic Income Fund or the Portfolio are subject to greater interest rate risk. There is no assurance that any Fund or the Portfolio will achieve its investment objectives.

According to LGT Asset Management, as of December 31, 1994, over 63% of the value of all outstanding government debt obligations throughout the world was represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time, the debt securities of issuers located outside the United States have substantially outperformed the debt obligations of U.S. issuers. Accordingly, LGT Asset Management believes that the Government Income Fund and the Strategic Income Fund's policy of investing in debt securities throughout the world and the Portfolio's policy of investing in debt securities of issuers in emerging markets may enable the achievement of results superior to those produced by mutual funds, with similar objectives to those of the Funds, that invest solely in debt securities of U.S. issuers.

Nonetheless, foreign investing does entail certain risks. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. The Government Income and Strategic Income Funds' and the Portfolio's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing their net investment income.

With respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Government Income Fund, the Strategic Income Fund and the Portfolio, political or social instability, or diplomatic developments which could affect the investments of the Government Income Fund, the Strategic Income Fund and the Portfolio in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

Each Fund and the Portfolio has registered under the 1940 Act as a "non-diversified" fund; therefore, the Government Income Fund, the Strategic Income Fund, the High Income Fund (through its investment in the Portfolio) and the Portfolio each will be able, with respect to 50% of their total assets, to invest more than 5% of their total assets in obligations of one issuer. Because each Fund and the Portfolio is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, the Funds and the Portfolio may be subject to greater investment and credit risk with respect to their portfolios than mutual funds which are required to be more broadly diversified.

CURRENCY RISK. Since the Government Income Fund, the Strategic Income Fund and the Portfolio normally invest substantially in securities denominated in currencies other than the U.S. dollar, and since they may hold foreign currencies, they will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of the Funds' shares, and also may affect the value of dividends and interest earned by the Funds and gains and losses realized by the Funds. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political

                               Prospectus Page 24
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                             GT GLOBAL INCOME FUNDS
data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

RISKS ASSOCIATED WITH INVESTMENT IN EMERGING MARKETS. Because of the special risks associated with investing in emerging markets, an investment in the Strategic Income Fund and the Portfolio should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market, the Strategic Income Fund or the Portfolio could lose its entire investment in that market.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Strategic Income Fund or the Portfolio to make intended securities purchases due to settlement problems could cause the Strategic Income Fund or the Portfolio to forego attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Strategic Income Fund or the Portfolio due to subsequent declines in value of the portfolio security or, if the Strategic Income Fund or the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Strategic Income Fund's or the Portfolio's portfolio securities in such markets may not be readily available.
Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when the Strategic Income Fund or the Portfolio believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(e) of the 1940 Act. During the period commencing from the Strategic Income Fund's or the Portfolio's identification of such conditions until the date of SEC action, the portfolio securities of the Strategic Income Fund or the Portfolio in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors or the Portfolio's Board of Trustees.

SOVEREIGN DEBT. The Strategic Income Fund and the Portfolio may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Investments in such securities involve

                               Prospectus Page 25
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                             GT GLOBAL INCOME FUNDS
special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's or the Portfolio's investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although LGT Asset Management intends to manage the Strategic Income Fund and the Portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund or the Portfolio to suffer a loss of interest or principal on any of its holdings.

In recent years, some of the emerging market countries in which the Strategic Income Fund and the Portfolio expect to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Mexico and Argentina are the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

Investors should also be aware that certain sovereign debt instruments in which the Strategic Income Fund and the Portfolio may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally

                               Prospectus Page 26

                             GT GLOBAL INCOME FUNDS
are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Strategic Income Fund and the Portfolio may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Strategic Income Fund and the Portfolio anticipate that such securities could be sold only to a limited number of dealers or institutional investors.

RISKS ASSOCIATED WITH INVESTMENTS IN LOWER QUALITY DEBT SECURITIES. As discussed above, it is expected that under normal market conditions the Strategic Income Fund may invest up to 50% of its total assets in debt securities rated below investment grade, and substantially all the Portfolio's assets will be so invested. Such investments involve a high degree of risk.

Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca and C is regarded by S&P and Moody's, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. These securities are the equivalent of high yield, high risk bonds. As noted above, the Strategic Income Fund and the Portfolio may invest in debt securities rated below C, which are in default as to principal and/or interest.

Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Strategic Income Fund or the Portfolio. If an issuer exercises these provisions in a declining interest rate market, the Strategic Income Fund or the Portfolio may have to replace the security with a lower yielding security,

                               Prospectus Page 27

                             GT GLOBAL INCOME FUNDS
resulting in a decreased return for investors. In addition, the Strategic Income Fund and the Portfolio may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Strategic Income Fund and the Portfolio anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Strategic Income Fund and the Portfolio to obtain accurate market quotations for purposes of valuing the securities in the portfolios of the Strategic Income Fund and the Portfolio. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The Strategic Income Fund and the Portfolio also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Strategic Income Fund and the Portfolio will adversely impact net asset value of the Strategic Income Fund and the High Income Fund. See "Risk Factors" in the Statement of Additional Information. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Strategic Income Fund and the Portfolio each also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

As of October 31, 1994, the Strategic Income Fund and the Portfolio had 78.1% and 61.3%, respectively, of their total net assets in debt securities that received a rating from Moody's and 18.9% and 29.7%, respectively, of their total net assets in debt securities that were not so rated. In addition, the Strategic Income Fund and the Portfolio had 3.0% and 9.0%, respectively, of their total net assets in cash. The Strategic Income Fund had the following percentages of its total net assets invested in rated securities: Aaa (including cash and cash items) -- 46.2%, Aa -- 0.5%, A -- 12.0%, Baa -- 0.3%, Ba -- 12.0%, B -- 10.1%,
Caa -- 0%, Ca -- 0%, C -- 0%. The Portfolio had the following percentages of its total net assets invested in rated securities: Aaa (including cash and cash items) -- 15.6%, Aa -- 0%, A -- 6.0%, Baa -- 1.6%, Ba -- 25.3%, B -- 21.8%, Caa
-- 0%, Ca -- 0%, C -- 0%. It should be noted that this information reflects the composition of the Strategic Income Fund and Portfolio's assets as of October 31, 1994 and is not necessarily representative of their assets at any time after that date.

LGT Asset Management attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Funds and the Portfolio and consider their ability to assume the investment risks involved before making an investment in any of them.

                               Prospectus Page 28

                             GT GLOBAL INCOME FUNDS

                                 HOW TO INVEST

--------------------------------------------------------------------------------

GENERAL. Each of the Funds is authorized to issue three classes of shares. Class A shares of the Funds are sold to investors subject to an initial sales charge, while Class B shares of the Funds are sold without an initial sales charge but are subject to higher ongoing expenses and a contingent deferred sales charge payable upon certain redemptions. The third class of shares of the Funds, the Advisor Class, may be offered through a separate prospectus only to certain investors. Investors known to be eligible to purchase Advisor Class shares will be sold only Advisor Class shares rather than any other class of shares offered by a Fund. See "Alternative Purchase Plan."

Orders received before the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) on any Business Day will be executed at the public offering price for the applicable class of shares determined that day. A "Business Day" is any day Monday through Friday on which the NYSE is open for business. The minimum initial investment is $500 ($100 for IRAs and $25 for 403(b)(7) custodial accounts and other tax-qualified employer-sponsored retirement accounts, if made under a systematic investment plan providing for monthly or quarterly payments of at least that amount), and the minimum for additional purchases is $100 (with a $25 minimum for IRAs, 403(b)(7) custodial accounts and other tax-qualified employer-sponsored retirement accounts, as mentioned above). All purchase orders will be executed at the public offering price next determined after the purchase order is received, which includes any applicable sales charge for Class A shares. See "How to Invest -- Public Offering Price." The Funds and GT Global reserve the right to reject any purchase order.

WHEN PLACING PURCHASE ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES OF A FUND. ALL SHARE PURCHASE ORDERS THAT FAIL TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS A SHARES. PURCHASES OF $500,000 OR MORE MUST BE FOR CLASS A SHARES.

PURCHASES THROUGH BROKER/DEALERS. Shares of the Funds may be purchased through broker/dealers with which GT Global has entered into dealer agreements. Orders received by such broker/dealers before the close of regular trading on the NYSE on a Business Day will be effected that day, provided that such order is transmitted to the Transfer Agent prior to its close of business on such day. The broker/dealer will be responsible for forwarding the investor's order to the Transfer Agent so that it will be received prior to such time. After an initial investment is made and a shareholder account is established through a broker/dealer, at the investor's option, subsequent purchases may be made directly through GT Global. See "Shareholder Account Manual."

Broker/dealers that do not have dealer agreements with GT Global also may offer to place orders for the purchase of shares. Purchases made through such broker/dealers will be effected at the public offering price next determined after the order is received by the Transfer Agent. Such a broker/ dealer may charge the investor a transaction fee as determined by the broker/dealer. That fee will be in addition to the sales charge payable by the investor with respect to Class A shares, and may be avoided if shares are purchased through a broker/ dealer that has a dealer agreement with GT Global or directly through GT Global.

PURCHASES THROUGH THE DISTRIBUTOR. Investors may purchase shares and open an account directly through GT Global, the Fund's distributor by completing and signing the Account Application located at the end of this Prospectus. Investors should mail to the Transfer Agent the completed Account Application indicating the class of shares together with a check to cover the purchase in accordance with the instructions provided in the Shareholder Account Manual. Purchases will be executed at the public offering price next determined after the Transfer Agent has received the Account Application and check. Subsequent investments do not need to be accompanied by such an application.

Investors also may purchase shares of the Funds through GT Global by bank wire. Bank wire purchases will be effected at the next determined public offering price after the bank wire is received. Accordingly, a bank wire received by the close of

                               Prospectus Page 29

                             GT GLOBAL INCOME FUNDS
regular trading on the NYSE on a Business Day will be effected that day. A wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to the Funds. The investor is responsible for providing prior telephonic or facsimile notice to the Transfer Agent that a bank wire is being sent. An investor's bank may charge a service fee for wiring money to the Funds. The Transfer Agent currently does not charge a service fee for facilitating wire purchases, but reserves the right to do so in the future. Investors desiring to open an account by bank wire should call the Transfer Agent at the appropriate toll free number provided in the Shareholder Account Manual to obtain an account number and detailed instructions.

                           PURCHASING CLASS A SHARES

Each Fund's public offering price per Class A share is equal to the net asset value per share (see "Calculation of Net Asset Value") including any sales charge determined in accordance with the following schedule.

                  SALES CHARGE AS PERCENTAGE OF         DEALER
AMOUNT OF PUR-                                      REALLOWANCE AS
CHASE             ------------------------------     PERCENTAGE OF
AT THE PUBLIC       OFFERING           NET           THE OFFERING
OFFERING PRICE        PRICE        INVESTMENT            PRICE
----------------  -------------  ---------------  -------------------
Less than
  $50,000.......          4.75%           4.99%              4.25%
$50,000 but less
  than
  $100,000......          4.00%           4.17%              3.50%
$100,000 but
  less than
  $250,000......          3.00%           3.09%              2.75%
$250,000 but
  less than
  $500,000......          2.00%           2.04%              1.75%
$500,000 or
  more..........          0.00%           0.00%              *

--------------

* GT Global will pay the following commissions to brokers that initiate and are responsible for purchases of any single purchaser of Class A shares of $500,000 or more in the aggregate: 1.00% of the purchase amount up to $3 million, plus 0.50% on the excess over $3 million. For purposes of determining the appropriate brokerage commission to be paid in connection with the transaction, GT Global will combine purchases made by a broker on behalf of a single client so that the broker's commission, as outlined above, will be based on the aggregate amount of such client's share purchases over a rolling twelve month period from the date of the transaction.

All shares purchased pursuant to a sales charge waiver based on the purchase equalling at least $500,000 will be subject to a contingent deferred sales charge for the first year after their purchase, as described under "Contingent Deferred Sales Charge -- Class A Shares," equal to 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption.

From time to time, GT Global may reallow to broker/ dealers the full amount of the sales charge on Class A shares or may pay out additional amounts to broker/dealers who sell Class A shares. In some instances, GT Global may offer these reallowances or additional payments only to broker/dealers that have sold or may sell significant amounts of Class A shares. To the extent that GT Global reallows the full amount of the sales charge to broker/dealers, such broker/dealers may be deemed to be underwriters under the Securities Act of 1933. Commissions also may be paid to broker/dealers and other financial institutions that initiate purchases of at least $500,000 made pursuant to sales charge waivers (i) and (vii), described below under "Sales Charge Waivers -- Class A Shares."

The following describes purchases that may be aggregated for purposes of determining the "Amount of Purchase":

(a) Individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years. This includes shares purchased in connection with an employee benefit plan(s) exclusively for the benefit of such individual(s), such as an IRA, individual plans under Code Section 403(b) or single-participant Keogh-type plans. This also includes purchases made by a company controlled by such individual(s).

(b) Individual purchases by a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Code Section 401(k), and medical, life and disability insurance trusts) other than a plan described in "(a)" above.

Or

(c) Individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other (again excluding an employee benefit plan described in "(a)" above).

                               Prospectus Page 30

                             GT GLOBAL INCOME FUNDS

SALES CHARGE WAIVERS -- CLASS A SHARES. Class A shares are sold at net asset value without imposition of sales charges when investments are made by the following classes of investors:

(i) Trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations which have at least 100 but less than 1,000 employees.

(ii) Current or retired Trustees, Directors and officers of the investment companies for which LGT Asset Management serves as investment manager and/or administrator; employees or retired employees of the companies comprising Liechtenstein Global Trust or affiliated companies of Liechtenstein Global Trust; the children, siblings and parents of the persons in the foregoing categories; and trusts primarily for the benefit of such persons.

(iii) Registered representatives or full-time employees of broker/dealers that have entered into dealer agreements with GT Global, and the children, siblings and parents of such persons, and employees of financial institutions that directly, or through their affiliates, have entered into dealer agreements with GT Global (or that otherwise have an arrangement with respect to sales of Fund shares with a broker/dealer that has entered into a dealer agreement with GT Global) and the children, siblings and parents of such employees.

(iv) Companies exchanging shares with or selling assets to one or more of the GT Global Mutual Funds pursuant to a merger, acquisition or exchange offer.

(v) Shareholders of any of the GT Global Mutual Funds as of April 30, 1987 who since that date continually have owned shares of one or more of the GT Global Mutual Funds.

(vi) Purchases made through the automatic investment of dividends and other distributions paid by any of the other GT Global Mutual Funds.

(vii) Registered investment advisers, trust companies and bank trust departments exercising DISCRETIONARY investment authority with respect to the money to be invested in the GT Global Mutual Funds provided that the aggregate amount invested pursuant to this sales charge waiver is at least $500,000, and further provided that such money is not eligible to be invested in the Advisor Class.

(viii) Clients of administrators of tax-qualified employee benefit plans which have entered into agreements with GT Global.

(ix) Retirement plan participants who borrow from their retirement accounts by redeeming GT Global Mutual Fund shares and subsequently repay such loans via a purchase of Fund shares.

(x) Retirement plan participants who receive distributions from a tax-qualified employer-sponsored retirement plan which is invested in GT Global Mutual Funds, the proceeds of which are reinvested in Fund shares.

(xi) Accounts not eligible for the Advisor Class as to which a financial institution or broker/dealer charges an account management fee, provided the financial institution or broker/dealer has entered into an agreement with GT Global regarding such accounts.

REINSTATEMENT PRIVILEGE. Shareholders who redeem their Class A shares in a Fund have a one-time privilege of reinstating their investment by investing the proceeds of the redemption at net asset value without a sales charge in Class A shares of the Fund and/or one or more of the other GT Global Mutual Funds. The Transfer Agent must receive from the investor or the investor's broker within 180 days after the date of the redemption both a written request for reinvestment and a check not exceeding the amount of the redemption proceeds. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt. For a discussion of the federal income tax consequences of a reinstatement, see "Dividends, Other Distributions and Federal Income Taxation -- Taxes."

REDUCED SALES CHARGE PLANS -- CLASS A SHARES. Class A shares of the Funds may be purchased at reduced sales charges either through the Right of Accumulation or under a Letter of Intent. For more details on these plans, investors should contact their brokers or the Transfer Agent.

RIGHT OF ACCUMULATION. Pursuant to the Right of Accumulation, investors are permitted to purchase shares of the Funds at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the dollar amount of the investor's concurrent purchases of the other GT Global Mutual Funds (other than GT Global Dollar Fund) plus (c) the current public offering price of all shares of GT Global Mutual Funds (other than shares of GT Global Dollar Fund not acquired by exchange) already held by the investor. To receive the Right of Accumulation, at the time of purchase investors must give their brokers, the Transfer Agent or GT Global sufficient information to permit confirmation of qualification. THE FOREGOING

                               Prospectus Page 31

                             GT GLOBAL INCOME FUNDS
RIGHT OF ACCUMULATION APPLIES ONLY TO CLASS A SHARES OF THE FUNDS AND SHARES OF ANY GT GLOBAL MUTUAL FUND THAT OFFERS A SINGLE CLASS OF SHARES (OTHER THAN GT GLOBAL DOLLAR FUND).

LETTER OF INTENT. In executing a Letter of Intent ("LOI") an investor indicates an aggregate investment amount he or she intends to invest in the Class A shares of the Funds and the Class A shares of other GT Global Mutual Funds (other than GT Global Dollar Fund) in the following thirteen months. The LOI is included as part of the Account
Application located at the end of this Prospectus. The sales charge applicable to that aggregate amount then becomes the applicable sales charge on all purchases made concurrently with the execution of the LOI and in the thirteen months following that execution. If an investor executes an LOI within 90 days of a prior purchase of GT Global Mutual Fund Class A shares (other than shares of GT Global Dollar Fund), the prior purchase may be included under the LOI and an appropriate adjustment, if any, with respect to the sales charges paid by the investor in connection with the prior purchase will be made, based on the then-current net asset value(s) of the pertinent Fund(s).

If at the end of the thirteen month period covered by the LOI the total amount of purchases does not equal the amount indicated, the investor will be required to pay the difference between the sales charges paid at the reduced rate and the sales charges applicable to the purchases actually made. Shares having a value equal to 5% of the amount specified in the LOI will be held in escrow during the thirteen month period (while remaining registered in the investor's name) and are subject to redemption to assure any necessary payment to GT Global of a higher applicable sales charge.

For purposes of an LOI, any registered investment adviser, trust company or bank trust department which exercises investment discretion and which intends within thirteen months to invest $500,000 or more can be treated as a single purchaser, provided further that such entity places all purchase and redemption orders. Such entities should be prepared to establish their qualification for such treatment. THE FOREGOING LETTER OF INTENT WILL APPLY ONLY TO CLASS A SHARES OF THE FUNDS AND SHARES OF ANY GT GLOBAL MUTUAL FUND THAT OFFERS A SINGLE CLASS OF SHARES (OTHER THAN GT GLOBAL DOLLAR FUND). THE VALUE OF CLASS B SHARES OF ANY GT GLOBAL MUTUAL FUND WILL NOT BE COUNTED TOWARD THE FULFILLMENT OF AN LOI.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES. Purchases of Class A shares of $500,000 or more may be made without a sales charge. Purchases of Class A shares of two or more GT Global Mutual Funds (other than the GT Global Dollar
Fund) may be combined for this purpose, and the right of accumulation also applies to such purchases. If a shareholder within one year after the date of purchase redeems any Class A shares that were purchased without a sales charge by reason of a purchase of $500,000 or more as described above under "Purchasing Class A Shares," a contingent deferred sales charge of 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption will be charged. Class A shares that are redeemed will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) reinvestment of dividends or other distributions or (2) Class A shares redeemed more than one year after their purchase. Such shares purchased in amounts of at least $500,000 without a sales charge may be exchanged for Class A shares of another GT Global Mutual Fund (other than GT Global Dollar Fund) without the imposition of a contingent deferred sales charge, although the contingent deferred sales charge described above will apply to the redemption of the shares acquired through an exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to GT Global. The waivers set forth under "Contingent Deferred Sales Charge Waivers" below are applied to redemptions of Class A shares upon which a contingent deferred sales charge is imposed.

                           PURCHASING CLASS B SHARES

The public offering price of the Class B shares of each Fund is the next determined net asset value per share. No initial sales charge is imposed. A contingent deferred sales charge, however, is imposed on certain redemptions of Class B shares. Since the Class B shares are sold without an initial sales charge, the Fund receives the full amount of the investor's purchase payment.

Class B shares of a Fund that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents:
(1) reinvestment of dividends or capital gain distributions or (2) shares redeemed more than six years after their purchase. Redemptions of most

                               Prospectus Page 32

                             GT GLOBAL INCOME FUNDS
other Class B shares will be subject to a contingent deferred sales charge. See "Contingent Deferred Sales Charge Waivers." The amount of any applicable contingent deferred sales charge will be calculated by multiplying the lesser of the original purchase price or the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below. Accordingly, no charge is imposed on increases in net asset value above the original purchase price:

                                  CONTINGENT DEFERRED SALES
                                CHARGE AS A PERCENTAGE OF THE
                                LESSER OF NET ASSET VALUE AT
                                 REDEMPTION OR THE ORIGINAL
      REDEMPTION DURING                PURCHASE PRICE
------------------------------  -----------------------------
1st Year Since Purchase.......                    5%
2nd Year Since Purchase.......                    4%
3rd Year Since Purchase.......                    3%
4th Year Since Purchase.......                    3%
5th Year Since Purchase.......                    2%
6th year Since Purchase.......                    1%
Thereafter....................                    0%

In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the cost of shares purchased seven years or more prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 15 additional shares through dividend reinvestment. During the second year after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption a net asset value of $11 per share, the value of the investor's shares would be $1,265 (115 shares at $11 per share). The contingent deferred sales charge would not be applied to the value of the reinvested dividend shares. Therefore, the 15 shares currently valued at $165.00 would be sold without a contingent deferred sales charge. The number of shares needed to fund the remaining $335.00 of the redemption would equal 30.455. Using the lower of cost or market price to determine the contingent deferred sales charge the original purchase price of $10.00 per share would be used. The contingent deferred sales charge calculation would therefore be 30.455 shares times $10.00 per share at a contingent deferred sales charge rate of 4% (the applicable rate in the second year after purchase) for a total contingent deferred sales charge of $12.18.

For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares. The amount of any contingent deferred sales charge will be paid to GT Global.

                              CONTINGENT DEFERRED
                              SALES CHARGE WAIVERS

The contingent deferred sales charge will be waived for exchanges, as described below, and for redemptions in connection with each Fund's systematic withdrawal plan not in excess of 12% of the value of the account annually. In addition, the contingent deferred sales charge will be waived in the following circumstances:
(1) total or partial redemptions made within one year following the death or disability of a shareholder; (2) minimum required distribution made in connection with a GT Global IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;
(3) total or partial redemption resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan;
(4) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (5) a one-time reinvestment in Class B shares of a Fund within 180 days of prior redemption, and (6) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily; (7) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in GT Global Mutual Funds, which are permitted to be made without penalty pursuant to the Code (other than tax-free rollovers or transfers of asset) and the proceeds of which are reinvested in Fund shares; (8) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (9) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (10) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;
(11) redemptions made

                               Prospectus Page 33

                             GT GLOBAL INCOME FUNDS
in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code or the return of excess aggregate contributions pursuant to Section 401(m)(6) of the Code; (12) redemptions made in connection with a distribution (from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code) to a participant or beneficiary under
Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Reg.Section 1.401(k)-1(d)(2)); and (13) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

                             PROGRAMS APPLICABLE TO
                       CLASS A SHARES AND CLASS B SHARES

AUTOMATIC INVESTMENT PLAN. Investors may purchase either Class A or Class B shares of a Fund through the GT Global Automatic Investment Plan. Under this Plan, an amount specified by the shareholder of $100 or more (or $25 for IRAs, 403(b)(7) custodial accounts and other tax-qualified employer-sponsored retirement accounts) on a monthly or quarterly basis will be sent to the Transfer Agent from the investor's bank for investment in the Fund. Participants in the Automatic Investment Plan should not elect to receive dividends or other distributions from a Fund in cash. To participate in the Automatic Investment Plan, investors should complete the appropriate portion of the Supplemental Application provided at the end of this Prospectus. Investors should contact their brokers or GT Global for more information.

DOLLAR COST AVERAGING PROGRAM. Dollar cost averaging is a systematic, disciplined investment method through which a shareholder invests the same dollar amount each month. Accordingly, the investor purchases more shares when a Fund's net asset value is relatively low and fewer shares when a Fund's net asset value is relatively high. This can result in a lower average cost-per-share than if the shareholder followed a less systematic approach. The GT Global Dollar Cost Averaging Program provides a convenient means for investors to use this method to purchase either Class A or Class B shares of the GT Global Mutual Funds. Dollar cost averaging does not assure a profit and does not protect against loss in declining markets. Because such a program involves continuous investment in securities regardless of fluctuating price levels of such securities, investors should consider their financial ability to continue purchases through periods of low price levels.

A participant in the GT Global Dollar Cost Averaging Program first designates the size of his or her monthly investment in a Fund ("Monthly Investment") after participation in the Program begins. The Monthly Investment must be at least $1,000. The investor then will make an initial investment of at least $10,000 in the GT Global Dollar Fund. Thereafter, each month an amount equal to the specified Monthly Investment automatically will be redeemed from the GT Global Dollar Fund and invested in Fund shares. A sales charge will be applied to each automatic monthly purchase of Class A Fund shares in an amount determined in accordance with the Right of Accumulation privilege described above. For more information about the GT Global Dollar Cost Averaging Program, investors should consult their brokers or GT Global.

CERTIFICATES. In the interest of economy and convenience, physical certificates representing a Fund's shares will not be issued unless an investor submits a written request to the Transfer Agent, or unless the investor's broker requests that the Transfer Agent provide certificates. Shares of a Fund are recorded on a register by the Transfer Agent, and shareholders who do not elect to receive certificates have the same rights of ownership as if certificates had been issued to them. Redemptions and exchanges by shareholders who hold certificates may take longer to effect than similar transactions involving non-certificated shares because the physical delivery and processing of properly executed certificates is required. ACCORDINGLY, THE FUNDS AND GT GLOBAL RECOMMEND THAT SHAREHOLDERS DO NOT REQUEST ISSUANCE OF CERTIFICATES.

                               Prospectus Page 34

                             GT GLOBAL INCOME FUNDS

                             HOW TO MAKE EXCHANGES

--------------------------------------------------------------------------------

Shares of each Fund may be exchanged for shares of most of the other GT Global Mutual Funds, based on their respective net asset values without imposition of any sales charges, provided that the registration remains identical. This exchange privilege is available only in those jurisdictions where the sale of GT Global Mutual Fund shares to be acquired may be legally made. CLASS A SHARES MAY BE EXCHANGED FOR CLASS A SHARES OF OTHER GT GLOBAL MUTUAL FUNDS. CLASS B SHARES MAY BE EXCHANGED ONLY FOR CLASS B SHARES OF OTHER GT GLOBAL MUTUAL FUNDS. The exchange of Class B shares will not be subject to a contingent deferred sales charge. For purposes of computing the contingent deferred sales charge, the length of time of ownership of Class B shares will be measured from the date of original purchase and will not be affected by the exchange. EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation -- Taxes." Other than the Funds, the GT Global Mutual Funds currently include:

      -- GT GLOBAL WORLDWIDE GROWTH FUND
      -- GT GLOBAL INTERNATIONAL GROWTH FUND
      -- GT GLOBAL EMERGING MARKETS FUND
      -- GT GLOBAL HEALTH CARE FUND
      -- GT GLOBAL TELECOMMUNICATIONS FUND
      -- GT GLOBAL FINANCIAL SERVICES FUND
      -- GT GLOBAL INFRASTRUCTURE FUND
      -- GT GLOBAL NATURAL RESOURCES FUND
      -- GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
      -- GT GLOBAL NEW PACIFIC GROWTH FUND
      -- GT GLOBAL EUROPE GROWTH FUND
      -- GT GLOBAL LATIN AMERICA GROWTH FUND*
      -- GT GLOBAL AMERICA SMALL CAP GROWTH FUND
      -- GT GLOBAL AMERICA GROWTH FUND
      -- GT GLOBAL AMERICA VALUE FUND
      -- GT GLOBAL JAPAN GROWTH FUND
      -- GT GLOBAL GROWTH & INCOME FUND
      -- GT GLOBAL DOLLAR FUND
--------------

*   Formerly G.T. Latin America Growth Fund.

Up to four exchanges each year per Fund may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange. If a shareholder does not surrender all of his or her shares in an exchange, the remaining balance in the shareholder's account after the exchange must be at least $500. Exchange requests received in good order by the Transfer Agent before the close of regular trading on the NYSE on any Business Day will be processed at the net asset value calculated on that day.

A shareholder interested in making an exchange should write or call his or her broker/dealer or the Transfer Agent to request the prospectus of the other GT Global Mutual Fund(s) being considered. Certain brokers may charge a fee for handling exchanges.

EXCHANGES BY TELEPHONE. A shareholder may give exchange instructions to the shareholder's broker/ dealer or to the Transfer Agent by telephone at the appropriate toll free number provided in the Shareholder Account Manual. Exchange orders will be accepted by telephone provided that the exchange involves only uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. Shareholders automatically have telephone privileges to authorize exchanges. The Funds, GT Global and the Transfer Agent shall not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. The Funds may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow reasonable procedures.

EXCHANGES BY MAIL. Exchange orders should be sent by mail to the investor's broker/dealer or to the Transfer Agent at the address set forth in the Shareholder Account Manual.

OTHER INFORMATION ABOUT EXCHANGES. Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales is not acceptable and can be limited by a Fund's or GT Global's refusal to accept further purchase and exchange orders from the shareholder or broker/dealer. The terms of the exchange offer described above may be modified at any time, on 60 days' prior written notice to shareholders.

                               Prospectus Page 35

                             GT GLOBAL INCOME FUNDS

                              HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

As described below, shares of each Fund may be redeemed at their net asset value (subject to any applicable contingent deferred sales charge for Class B shares or, in limited circumstances, Class A shares) and redemption proceeds will be sent within seven days of the execution of a redemption request. Shareholders with broker/dealers that sell shares may redeem shares through such broker/ dealers. If the shares are held in the broker/dealer's "street name," the redemption must be made through the broker/dealer. Other shareholders may redeem shares through the Transfer Agent. If a redeeming shareholder owns both Class A and Class B shares of a Fund, the Class A shares will be redeemed first unless the shareholder specifically requests otherwise.

REDEMPTIONS THROUGH BROKER/DEALERS. Shareholders with accounts at broker/dealers that sell shares of a Fund may submit redemption requests to such broker/dealers. Broker/dealers may honor a redemption request either by repurchasing shares from a redeeming shareholder at the shares' net asset value next computed after the broker/dealer receives the request or by forwarding such requests to the Transfer Agent (see "How to Redeem Shares -- Redemptions Through the Transfer Agent"). Redemption proceeds (less any applicable contingent deferred sales charge for Class B shares) normally will be paid by check or, if offered by the broker/dealer, credited to the shareholder's brokerage account at the election of the shareholder. Broker/Dealers may impose a service charge for handling redemption transactions placed through them and may have other requirements concerning redemptions. Accordingly, shareholders should contact their broker/dealers for more details.

REDEMPTIONS THROUGH THE TRANSFER AGENT. Redemption requests may be transmitted to the Transfer Agent by telephone or by mail, in accordance with the instructions provided in the Shareholder Account Manual. All redemptions will be effected at the net asset value next determined after the Transfer Agent has received the request in good order and any required supporting documentation (less any applicable contingent deferred sales charge for Class B shares). Redemption requests received before the close of regular trading on the NYSE on any Business Day will be effected at the net asset value calculated on that day. Redemption requests will not require a signature guarantee if the redemption proceeds are to be sent either: (i) to the redeeming shareholder at the shareholder's address of record as maintained by the Transfer Agent, provided the shareholder's address of record has not been changed within the preceding thirty days; or (ii) directly to a pre-designated bank, savings and loan or credit union account ("Pre-Designated Account"). ALL OTHER REDEMPTION REQUESTS MUST BE ACCOMPANIED BY A SIGNATURE GUARANTEE OF THE REDEEMING SHAREHOLDER'S SIGNATURE. A signature guarantee can be obtained from any bank, U.S. trust company, a member firm of a U.S. stock exchange or a foreign branch of any of the foregoing or other eligible guarantor institution. A notary public is not an acceptable guarantor. A shareholder with questions concerning a Fund's signature guarantee requirement should contact the Transfer Agent.

Shareholders may qualify to have redemption proceeds sent to a Pre-Designated Account by completing the appropriate section of the Account Application at the end of this Prospectus. Shareholders with Pre-Designated Accounts should request that redemption proceeds be sent either by bank wire or by check. The minimum redemption amount for a bank wire is $1,000. Shareholders requesting a bank wire should allow two business days from the time the redemption request is effected for the proceeds to be deposited in the shareholder's Pre-Designated Account. See "How to Redeem Shares -- Other Important Redemption Information." Shareholders may change their Pre-Designated Accounts only by a letter of instruction to the Transfer Agent containing all account signatures, each of which must be guaranteed. The Transfer Agent currently does not charge a bank wire service fee for each wire redemption sent, but reserves the right to do so in the future.

REDEMPTIONS BY TELEPHONE. Redemption requests may be made by telephone by calling the Transfer Agent at the appropriate toll free number provided in the Shareholder Account Manual. Shareholders who hold certificates for shares may not redeem by telephone. REDEMPTION REQUESTS

                               Prospectus Page 36

                             GT GLOBAL INCOME FUNDS
MAY NOT BE MADE BY TELEPHONE FOR THIRTY DAYS FOLLOWING ANY CHANGE OF THE SHAREHOLDER'S ADDRESS OF RECORD.

Shareholders automatically have telephone privileges to authorize redemptions. The Fund, GT Global and the Transfer Agent shall not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. The Funds may be liable for unauthorized or fraudulent instructions if they do not follow reasonable procedures.

REDEMPTIONS BY MAIL. Redemption requests should be mailed directly to the Transfer Agent at the appropriate address provided in the Shareholder Account Manual. As discussed above, requests for payment of redemption proceeds to a party other than the registered account owner(s) and/or requests that redemption proceeds be mailed to an address other than the shareholder's address of record require a signature guarantee. In addition, if the shareholder's address of record has been changed within the preceding thirty days, a signature guarantee is required. Redemptions of shares for which certificates have been issued must be accompanied by properly endorsed share certificates.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may participate in the GT Global Systematic Withdrawal Plan. A participating shareholder will receive proceeds from monthly, quarterly or annual redemptions of Fund shares with respect to either Class A or Class B shares. No contingent deferred sales charge will be imposed on redemptions made under the Systematic Withdrawal Plan. The minimum withdrawal amount is $100. The amount or percentage a participating shareholder specifies to be redeemed may not, on an annualized basis, exceed 12% of the value of the account, as of the time the shareholder elects to participate in the Systematic Withdrawal Plan. To participate in the Systematic Withdrawal Plan, investors should complete the appropriate portion of the Supplemental Application provided at the end of this Prospectus. Investors should contact their brokers or the Transfer Agent for more information. With respect to Class A shares, participation in the Systematic Withdrawal Plan concurrent with purchases of Class A shares of the Fund may be disadvantageous to investors because of the sales charges involved and possible tax implications, and therefore is discouraged. In addition, shareholders who participate in the Systematic Withdrawal Plan should not elect to reinvest dividends or other distributions in additional Fund shares.

CHECKWRITING -- GOVERNMENT INCOME FUND -- CLASS A SHARES. Class A shareholders of Government Income Fund may redeem their Government Income Fund shares by writing checks, a supply of which may be obtained through the Transfer Agent, against their Government Income Fund accounts. The minimum check amount is $300. When the check is presented to the Transfer Agent for payment, the Transfer Agent will cause the Government Income Fund to redeem a sufficient number of Class A shares to cover the amount of the check. This procedure enables the shareholder to continue receiving dividends on those shares until such time as the check is presented to the Transfer Agent for payment. Cancelled checks are not returned. However, such shareholders may obtain photocopies of their cancelled checks upon request. If a shareholder does not own sufficient Class A shares to cover a check, the check will be returned to the payee marked "nonsufficient funds." Checks written in amounts less than $300 also will be returned. The Government Income Fund and the Transfer Agent reserve the right to terminate or modify the checkwriting service at any time or to impose a service charge in connection with it.

Because the aggregate amount of Government Income Fund Class A shares owned by a shareholder is likely to change each day, shareholders should not attempt to redeem all of their Government Income Fund shares held in their accounts by using the check redemption procedure. Charges may be imposed for specially imprinted checks, business checks, copies of cancelled checks, stop payment orders, checks returned "nonsufficient funds" and checks returned because they are written for less than $300. These charges will be paid by redeeming automatically an appropriate number of Government Income Fund Class A shares.

Shareholders of Government Income Fund Class A shares who are interested in checkwriting should obtain the necessary forms by calling the Transfer Agent at the number provided in the

                               Prospectus Page 37

                             GT GLOBAL INCOME FUNDS
Shareholder Account Manual. Checkwriting generally is not available to persons who hold Government Income Fund Class A shares in tax-deferred retirement plan accounts.

OTHER IMPORTANT REDEMPTION INFORMATION. A request for redemption will not be processed until all of the necessary documentation has been received in good order. A shareholder in doubt as to what documents are required should contact his or her broker/dealer or the Transfer Agent.

Except in extraordinary circumstances and as permitted under the 1940 Act, payment for shares redeemed by telephone, or by mail will be made promptly after receipt of a redemption request, if in good order, but not later than seven days after the date the request is executed. Requests for redemption which are subject to any special conditions or which specify a future or past effective date cannot be accepted.

If the Transfer Agent is requested to redeem shares for which a Fund has not yet received good payment, the Fund may delay payment of redemption proceeds until it has assured itself that good payment has been collected for the purchase of the shares. In the case of purchases by check it can take up to 10 business days to confirm that the check has cleared and good payment has been received. Redemption proceeds will not be delayed when shares have been paid for by wire or when the investor's account holds a sufficient number of shares for which funds already have been collected.

The Funds may redeem the shares of any shareholder whose account is reduced to less than $500 in net asset value through redemptions or other action by the shareholder. Written notice will be given to the shareholder at least 60 days prior to the date fixed for such redemption, during which time the shareholder may increase his or her holdings to an aggregate amount of $500 or more (with a minimum purchase of $100 or more).

                               Prospectus Page 38

                             GT GLOBAL INCOME FUNDS

                           SHAREHOLDER ACCOUNT MANUAL

--------------------------------------------------------------------------------

Shareholders are encouraged to place purchase, exchange and redemption orders through their brokers. Shareholders also may place such orders directly through the Transfer Agent in accordance with this Manual. See "How to Invest;" "How to Make Exchanges;" "How to Redeem Shares;" and "Dividends, Other Distributions, and Federal Income Taxation -- Taxes" for more information.

Each Fund's Transfer Agent is GT GLOBAL INVESTOR SERVICES, INC.

INVESTMENTS BY MAIL

Send the completed Account Application (if initial purchase) or letter stating Fund name, class of shares, shareholder's registered name and account number (if subsequent purchase) with a check to:

    GT Global
    P.O. Box 7345
    San Francisco, California 94120-7345

INVESTMENTS BY BANK WIRE

An investor opening a new account should call 1-800-223-2138 to obtain an account number. WITHIN SEVEN DAYS OF PURCHASE SUCH AN INVESTOR MUST SEND A COMPLETED ACCOUNT APPLICATION CONTAINING THE INVESTOR'S CERTIFIED TAXPAYER IDENTIFICATION NUMBER TO GT GLOBAL AT THE ADDRESS PROVIDED ABOVE UNDER "INVESTMENTS BY MAIL." Wire instructions must state Fund name, class of shares, shareholder's registered name and account number. Bank wires should be sent through the Federal Reserve Bank Wire System to:

    WELLS FARGO BANK, N.A.
    ABA 121000248
    Attn: GT GLOBAL
         ACCOUNT NO. 4023-050701
(Stating Fund name, class of shares, shareholder's registered name and account number)

EXCHANGES BY TELEPHONE

Call GT Global at 1-800-223-2138

EXCHANGES BY MAIL

Send complete instructions, including name of Fund exchanging from, amount of exchange, name of the GT Global Mutual Fund exchanging into, shareholder's registered name and account number, to:

    GT Global
    P.O. Box 7893
    San Francisco, California 94120-7893

REDEMPTIONS BY TELEPHONE

Call GT Global at 1-800-223-2138

REDEMPTIONS BY MAIL

Send complete instructions, including name of Fund, class of shares, amount of redemption, shareholder's registered name and account number, to:

    GT Global
    P.O. Box 7893
    San Francisco, California 94120-7893

OVERNIGHT MAIL

Overnight mail services do not deliver to post office boxes. To send purchase, exchange or redemption orders by overnight mail, comply with the above instructions but send to the following:

    GT Global Investor Services
    California Plaza
    2121 N. California Boulevard
    Suite 450
    Walnut Creek, California 94596

ADDITIONAL QUESTIONS

Shareholders with additional questions regarding purchase, exchange and redemption procedures may call GT Global at 1-800-223-2138.

                               Prospectus Page 39

                             GT GLOBAL INCOME FUNDS

                         CALCULATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

The Funds calculate net asset value as of the close of normal trading on the NYSE (currently 4:00 p.m., Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time) each Business Day. Each Fund's net asset value per share is computed by determining the value of its total assets (the securities it holds plus any cash or other assets, including interest accrued but not yet received, or, in the case of the High Income Fund, the value of its investment in the Portfolio and other its assets) subtracting all the Fund's liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding at such time. Net asset value is determined separately for each class of each Fund.

Long-term debt obligations held by a Fund or the Portfolio are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when LGT Asset Management deems it appropriate, prices obtained from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation and market fluctuations. Equity securities are valued at the last sale price on the exchange or in the principal OTC market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. When market quotations for futures and options positions held by a Fund or the Portfolio are readily available, those positions will be valued based upon such quotations.

Securities and other assets for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors or the Portfolio's Board of Trustees. Securities quoted in foreign currencies will be valued in U.S. dollars based on the prevailing exchange rates on that day.

Each Fund's portfolio securities, from time to time, may be listed primarily on foreign exchanges or OTC dealer markets which may trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

The different expenses borne by each class of shares will result in different net asset values and dividends. The per share net asset value of the Class B shares of a Fund generally will be lower than that of the Class A shares of that Fund because of the higher expenses borne by the Class B shares. It is expected, however, that the net asset value per share of Class A and Class B shares of a Fund will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expense accrual differential between the classes. The per share net asset value and dividends of the Advisor Class shares of a Fund generally will be higher than that of the Class A and Class B shares of that Fund because of the absence of 12b-1 service and distribution fees with respect to Advisor Class shares.

--------------------------------------------------------------------------------

                         DIVIDENDS, OTHER DISTRIBUTIONS
                          AND FEDERAL INCOME TAXATION

--------------------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund pays monthly dividends from its net investment income, if any, which includes accrued interest, and earned discount (including both original issue and market discounts) and dividends less applicable expenses. Each Fund also normally distributes for each fiscal year substantially all of its realized net short-term capital gain (the excess of short-term capital gains over short-term capital losses), net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net gains from foreign currency transactions, if any. Each

                               Prospectus Page 40

                             GT GLOBAL INCOME FUNDS
Fund may make an additional dividend or other distribution if necessary to avoid a 4% excise tax on certain undistributed income and gain.

Dividends and other distributions paid by each Fund with respect to all classes of its shares are calculated in the same manner and at the same time. The per share income dividends on Class B shares of a Fund will be lower than the per share income dividends on Class A shares of that Fund as a result of the higher service and distribution fees applicable to Class B shares; the per share income dividends on both such classes of shares of a Fund will be lower than the per share income dividends on the Advisor Class shares of that Fund as a result of the absence of any service and distribution fees applicable to Advisor Class shares.

SHAREHOLDERS MAY ELECT:

/ / to have all dividends and other distributions automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other GT Global Mutual Funds); or

/ / to receive dividends in cash and have other distributions automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other GT Global Mutual Funds); or

/ / to receive other distributions in cash and have dividends automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other GT Global Mutual Funds); or

/ / to receive dividends and other distributions in cash.

Automatic reinvestments in additional shares are made at net asset value without imposition of a sales charge. IF NO ELECTION IS MADE BY A SHAREHOLDER, ALL DIVIDENDS AND OTHER DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL FUND SHARES OF THE DISTRIBUTING CLASS. Reinvestments in another GT Global Mutual Fund may only be directed to an account with the identical shareholder registration and account number. These elections may be changed by a shareholder at any time; to be effective with respect to a distribution, the shareholder or the shareholder's broker must contact the Transfer Agent by mail or telephone at least 15 Business Days prior to the payment date. THE FEDERAL INCOME TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS IS THE SAME WHETHER THEY ARE RECEIVED IN CASH OR REINVESTED IN ADDITIONAL SHARES.

Any dividend or other distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount thereof. Therefore, a dividend or other distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though subject to income tax, as discussed below.

TAXES. Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain that is distributed to its shareholders. The Portfolio expects that it also will not be liable for any federal income tax.

Dividends from a Fund's investment company taxable income are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether paid in cash or reinvested in additional shares.

Each Fund provides federal tax information to its shareholders annually, including information about dividends and other distributions paid during the preceding year and, under certain circumstances, the shareholders' respective shares of any foreign taxes treated as paid by the Fund, in which event each shareholder would be required to include in his or her gross income his or her pro rata share of those taxes but might be entitled to claim a credit or deduction for them.

Each Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who have not furnished to the Fund a correct taxpayer identification number or a properly completed claim for exemption on Form W-8 or W-9. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Fund accounts opened via a bank wire purchase (see "How to Invest -- Purchases Through the Distributor") are considered to have uncertified

                               Prospectus Page 41

                             GT GLOBAL INCOME FUNDS
taxpayer identification numbers unless a completed Form W-8 or W-9 or Account Application is received by the Transfer Agent within seven days after the purchase. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with a Fund.

A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of another GT Global Mutual Fund generally will have similar tax consequences. However, special tax rules apply when a shareholder (1) disposes of Class A shares of a Fund through a redemption or exchange within 90 days after purchase and (2) subsequently acquires Class A shares of the Fund or any other GT Global Mutual Fund on which an initial sales charge normally is imposed without paying a sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if Fund shares are purchased within 30 days before or after redeeming other shares of the same Fund (regardless of class) at a loss, all or a part of the loss will not be deductible and instead will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders. See "Taxes" in the Statement of Additional Information for a further discussion. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective investors are therefore urged to consult their tax advisers.

--------------------------------------------------------------------------------

                                   MANAGEMENT

--------------------------------------------------------------------------------

The Company's Board of Directors has overall responsibility for the operation of the Funds. Pursuant to such responsibility, the Board has approved contracts with various financial organizations to provide, among other things, day to day management services required by the Funds. The Portfolio's Board of Trustees has overall responsibility for the operation of the Portfolio. See "Directors, Trustees, and Executive Officers" in the Statement of Additional Information for a complete description of the Directors of each of the Funds and the Trustees of the Portfolio. A majority of the disinterested members of the Board of Directors of the Company and the Board of Trustees of the Portfolio have adopted written procedures reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees of the Portfolio.

INVESTMENT MANAGEMENT AND ADMINISTRATION. Services provided by LGT Asset Management as the Government Income Fund's, the Strategic Income Fund's and the Portfolio's investment manager and administrator include, but are not limited to, determining the composition of the investment portfolio of the Government Income Fund, the Strategic Income Fund and the Portfolio and placing orders to buy, sell or hold particular securities. In addition, LGT Asset Management provides the following administration services to the Funds and the Portfolio: furnishing corporate officers and clerical staff; providing office space, services and equipment; and supervising all matters relating to the Government Income Fund's, the Strategic Income Fund's and the Portfolio's operation.

The Government Income Fund and the Strategic Income Fund each pays fees, based on their respective average daily net assets, to LGT Asset Management for such services at the annualized rate of .725% on the first $500 million, .70% on the next $1 billion, .675% on the next $1 billion, and .65% on amounts thereafter. The High Income Fund pays administration fees, directly to LGT Asset Management at the annualized rate of 0.25% of the Fund's average daily net assets. In addition, the Fund bears its pro rata portion of the investment management and administration fees paid by the Portfolio to LGT Asset Management. The Portfolio pays such fees, based on the average daily net assets of the Portfolio, directly to LGT Asset Management at the annualized rate of .475% on the first $500 million, .45% on the next $1 billion, .425% on the next $1 billion and .40% on amounts

                               Prospectus Page 42

                             GT GLOBAL INCOME FUNDS
thereafter, plus 2% of the Portfolio's total investment income as stated in the Portfolio's Statement of Operations, calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a marked to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles. These rates are higher than those paid by most mutual funds. LGT Asset Management also serves as each Fund's pricing and accounting agent. The monthly fee for these services to LGT Asset Management is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of GT Global Mutual Funds and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of GT Global Mutual Funds.

LGT Asset Management provides investment management and/or administration services to the GT Global Mutual Funds. LGT Asset Management and its worldwide asset management affiliates have provided investment management and/or administration services to institutional, corporate and individual clients around the world since 1969. The U.S. offices of LGT Asset Management are located at 50 California Street, 27th Floor, San Francisco, California 94111.

LGT Asset Management and its worldwide affiliates, including LGT Bank in Liechtenstein, formerly Bank in Liechtenstein, comprise Liechtenstein Global Trust, formerly BIL GT Group Limited. On January 1, 1996, G.T. Capital Management, Inc. was renamed LGT Asset Management, Bank in Liechtenstein was renamed LGT Bank in Liechtenstein and BIL GT Group Limited was renamed Liechtenstein Global Trust. Liechtenstein Global Trust is a provider of global asset management and private banking products and services to individual and institutional investors. Liechtenstein Global Trust is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein.

As of November 30, 1995, LGT Asset Management and its worldwide asset management affiliates managed or administered approximately $22 billion, of which approximately $20 billion consist of GT Global retail funds worldwide. In the U.S., as of November 30, 1995, LGT Asset Management managed or administered approximately $9.6 billion in GT Global Mutual Funds. As of November 30, 1995, assets under advice by the LGT Bank in Liechtenstein exceeded approximately $23 billion. As of November 30, 1995, assets entrusted to Liechtenstein Global Trust totaled approximately $45 billion.

In addition to the resources of its San Francisco office, LGT Asset Management uses the expertise, personnel, data and systems of other offices of Liechtenstein Global Trust, including investment offices in London, Hong Kong, Tokyo, Singapore, Sydney and Frankfurt. In managing GT Global Mutual Funds, LGT Asset Management employs a team approach, taking advantage of the resources of these various investment offices around the world in seeking to achieve each Fund's investment objective. Many of the investment managers who manage GT Global Mutual Funds' portfolios are natives of the countries in which they invest, speak local languages and/or live or work in the markets they follow.

The investment professionals primarily responsible for the portfolio management of the Government Income Fund, the Strategic Income Fund and the Portfolio are as follows:

                             GOVERNMENT INCOME FUND

                                        RESPONSIBILITIES FOR                              BUSINESS EXPERIENCE
NAME/OFFICE                                   THE FUND                                      LAST FIVE YEARS
-------------------------  -----------------------------------------------  -----------------------------------------------
Gary Kreps                 Portfolio Manager since 1992                     Chief Investment Officer -- Global Fixed Income
 San Francisco                                                               Investments for LGT Asset Management since
                                                                             1992; From 1988 to 1992, Mr. Kreps was the
                                                                             Senior Vice President for Global Fixed Income
                                                                             of Putnam Management Co. (Boston).
Robert F. Allen            Portfolio Manager since 1989                     Portfolio Manager for LGT Asset Management
 San Francisco                                                               since 1989.

                               Prospectus Page 43

                             GT GLOBAL INCOME FUNDS

                                                   STRATEGIC INCOME FUND

                                        RESPONSIBILITIES FOR                              BUSINESS EXPERIENCE
NAME/OFFICE                                   THE FUND                                      LAST FIVE YEARS
-------------------------  -----------------------------------------------  -----------------------------------------------
Gary Kreps                 Portfolio Manager since 1992                     Chief Investment Officer -- Global Fixed Income
 San Francisco                                                               Investments for LGT Asset Management since
                                                                             1992; From 1988 to 1992, Mr. Kreps was the
                                                                             Senior Vice President for Global Fixed Income
                                                                             of Putnam Management Co. (Boston).
Simon Nocera               Portfolio Manager since 1992                     Portfolio Manager and Economist for LGT Asset
 San Francisco                                                               Management since 1992. From 1991 to 1992, Mr.
                                                                             Nocera was Senior Vice President and Director
                                                                             for Global Fixed Income Research at The Putnam
                                                                             Companies. Prior thereto, he was a Financial
                                                                             Economist at the International Monetary Fund
Nikos G. Pappayliou        Portfolio Manager since 1994                     Trader -- Global Fixed Income Investments for
 San Francisco                                                               LGT Asset Management from 1993 to 1994. From
                                                                             1991 to 1992, Mr. Pappayliou was European
                                                                             Fixed Income Arbitrageur for Swiss Bank
                                                                             (London). Prior thereto, he was Fixed Income
                                                                             Arbitrageur for Credit Lyonnais (Paris).
                                                   HIGH INCOME PORTFOLIO

                                        RESPONSIBILITIES FOR                              BUSINESS EXPERIENCE
NAME/OFFICE                                 THE PORTFOLIO                                   LAST FIVE YEARS
-------------------------  -----------------------------------------------  -----------------------------------------------
Gary Kreps                 Portfolio Manager since Portfolio inception in   Chief Investment Officer -- Global Fixed Income
 San Francisco              1992                                             Investments for LGT Asset Management since
                                                                             1992; From 1988 to 1992, Mr. Kreps was the
                                                                             Senior Vice President for Global Fixed Income
                                                                             for Putnam Management Co. (Boston).
Simon Nocera               Portfolio Manager since Portfolio inception in   Portfolio Manager and Economist for LGT Asset
 San Francisco              1992                                             Management since 1992. From 1991 to 1992, Mr.
                                                                             Nocera was Senior Vice President and Director
                                                                             for Global Fixed Income at The Putnam
                                                                             Companies; Prior thereto, Mr. Nocera was a
                                                                             Financial Economist at the International
                                                                             Monetary Fund.

In placing orders for the Government Income Fund's, the Strategic Income Fund's and the Portfolio's securities transactions, LGT Asset Management seeks to obtain the best net results. LGT Asset Management has no agreement or commitment to place orders with any broker/dealer. Commissions or discounts in foreign securities exchanges and OTC markets often are fixed and generally are higher than those in U.S. securities exchanges or markets. Consistent with its obligation to obtain best net results, LGT Asset Management may consider a broker/dealer's sale of shares of the GT Global Mutual Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions for the Fund may be executed through any Liechtenstein Global Trust affiliates.

The Funds' and the Portfolio's portfolio turnover rates during the fiscal year ended October 31, 1994 ranged between 178% and 625%. See the sub-caption "Portfolio Trading and Turnover" in the

                               Prospectus Page 44

                             GT GLOBAL INCOME FUNDS
Statement of Additional Information. High portfolio turnover would involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that a Fund will bear directly, and could result in the realization of net capital gains which would be taxable when distributed to shareholders.

DISTRIBUTION OF FUND SHARES. GT Global is the distributor, or principal underwriter, of each Fund's Class A and Class B shares. Like LGT Asset Management, GT Global is a subsidiary of Liechtenstein Global Trust with offices at 50 California Street, 27th Floor, San Francisco, California 94111. As distributor, GT Global collects the sales charges imposed on purchases of Class A shares and reallows a portion of such charges to broker/dealers that have sold such shares in accordance with the schedule set forth above under "How to Invest." In addition, GT Global collects any contingent deferred sales charges that may be imposed on certain redemptions of Class A and Class B shares.

GT Global, at its own expense, may provide additional promotional incentives to brokers that sell shares of the Funds and/or shares of the other GT Global Mutual Funds. In some instances additional compensation or promotional incentives may be offered to brokers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to brokers in connection with preapproved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families or other invited guests to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the GT Global Mutual Funds, and/or other events sponsored by the broker. In addition, GT Global makes ongoing payments to brokerage firms, financial institutions (including banks) and others that facilitate the administration and servicing of shareholder accounts.

Under a plan of distribution adopted by the Company's Board of Directors pursuant to Rule 12b-1 under the 1940 Act, with respect to each Fund's Class A shares ("Class A Plan"), each Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A Shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A Shares, less any amounts paid by the Fund as the aforementioned service fee for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to a separate plan of distribution adopted with respect to each Fund's Class B shares ("Class B Plan"), each Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B Shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

GT Global's service and distribution expenses under the Plans include: the payment of commissions; the cost of any additional compensation paid by GT Global to broker/dealers; the costs of printing and mailing to prospective investors prospectuses and other materials relating to the Funds; the costs of developing, printing, distributing and publishing advertisements and other sales literature; and allocated costs relating to GT Global's distribution activities, including, among other things, employee salaries, bonuses and other overhead expenses. In addition, its expenses under the Class B Plan include payment of initial sales commissions to brokers and dealers and interest on any unreimbursed amounts carried forward thereunder.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting or distributing securities. Accordingly, GT Global intends to engage banks (if at all) only to perform administrative and shareholder servicing functions. Banks and broker/ dealer affiliates of banks also may execute dealer agreements with GT Global for the purpose of selling shares of the Fund. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders, and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                               Prospectus Page 45

                             GT GLOBAL INCOME FUNDS

                               OTHER INFORMATION

--------------------------------------------------------------------------------

CONFIRMATIONS AND REPORTS TO SHAREHOLDERS. Each time a transaction is made that affects a shareholder's account in a Fund, such as an additional investment, redemption or the payment of a dividend or other distribution, the shareholder will receive from the Transfer Agent a confirmation statement reflecting the transaction. Confirmations for transactions effected pursuant to a Fund's Automatic Investment Plan, Systematic Withdrawal Plan, and automatic dividend reinvestment program may be provided quarterly. Shortly after the end of each Fund's fiscal year on October 31 and fiscal half-year on April 30 of each year, shareholders receive an annual and a semiannual report, respectively. These reports list the securities held by the Fund and include the Fund's financial statements. In addition, the federal income status of distributions made by the Fund to shareholders are reported after the end of each calendar year on Form 1099-DIV. Under certain circumstances, duplicate mailings of such reports to the same household may be consolidated.

ORGANIZATION OF THE COMPANY. The Company was organized as a Maryland corporation on October 29, 1987. Until April 28, 1989, the name of the Company was G.T. Global Income Series, Inc. Prior to October 22, 1992, the name of Strategic Income Fund was G.T. Global Bond Fund. From time to time, the Company may establish other funds, each corresponding to a distinct investment portfolio and a distinct series of the Company's common stock. Shares of each Fund are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights.

On any matter submitted to a vote of shareholders, shares of a Fund will be voted by the Fund's shareholders individually when the matter affects the specific interest of the Fund only, such as approval of its investment management arrangements. In addition, each class of shares of a Fund has exclusive voting rights with respect to its distribution plan. The shares of all the Company's funds will be voted in the aggregate on all matters other than those set forth above, such as the election of Directors and ratification of the Board of Directors' selection of the Company's independent accountants.

Normally there will be no annual meeting of shareholders of the Company in any year, except as required under the 1940 Act. The Company would be required to hold a shareholders' meeting in the event that at any time less than a majority of the Directors holding office had been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Shares of the Company's funds do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Directors can elect all the Directors. A Director may be removed upon a majority vote of the shareholders qualified to vote in the election. Shareholders holding 10% of the Company's outstanding voting shares may call a meeting of shareholders for the purpose of voting upon the question of removal of any Director or for any other purpose. The 1940 Act requires the Company to assist shareholders in calling such a meeting.

Pursuant to the Company's Articles of Incorporation, it may issue six billion shares. Of this number, 300 million shares have been classified as shares of the Strategic Income Fund and the High Income Fund; 100 million shares of each Fund have been classified as Class A and Class B shares, respectively. In addition, 500 million shares have been classified as shares of Government Income Fund; 200 million shares have each been classified as Class A and Class B shares, respectively. Moreover, 100 million shares have been classified as Advisor Class shares of each Fund. This amount may be increased from time to time in the discretion of the Board of Directors. Each share of a Fund represents an interest in that Fund only, has a par value of $0.0001 per share, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared at the discretion of the Board of Directors. Each Class A, Class B and Advisor Class share of a Fund is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses, if any, related to the distribution of its shares. Shares of each Fund when issued are fully paid and nonassessable.

ORGANIZATION OF THE PORTFOLIO. The Portfolio is organized as a trust under the laws of the state of New York. The Portfolio's Declaration of Trust provides that the High Income Fund and other entities investing in the Portfolio (E.G., other

                               Prospectus Page 46

                             GT GLOBAL INCOME FUNDS
investment companies, insurance company separate accounts and common and commingled trust funds), if any, each will be liable for all obligations of the Portfolio. However, the Directors of the Company believe that the risk of the High Income Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations, and that neither the High Income Fund nor its shareholders will be exposed to a material risk of liability by reason of the High Income Fund's investing in the Portfolio. Any information received from the Portfolio in the Portfolio shareholder report will be provided to the High Income Fund's shareholders.

Whenever the High Income Fund is requested to vote on any proposal of the Portfolio, the High Income Fund will hold a meeting of Fund shareholders and will cast its vote as instructed by Fund shareholders. As is true for all investment companies, a majority of the outstanding voting securities can control the results of any shareholder vote. Because Portfolio investors' votes are proportionate to their percentage interests in the Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of the Fund had voted. This could result in the Fund's redeeming its investment in the Portfolio, which could result in increased expenses for the High Income Fund. Whenever the shareholders of the High Income Fund are called to vote on matters relating to the Portfolio, the Directors of the Company shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

Each investor in the Portfolio, including the High Income Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for trading. As of the close of regular trading on the NYSE on each such day, the value of each such investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of the close of regular trading on the NYSE on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected as of that time, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of that time, on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the NYSE on the following day the NYSE is open for trading.

SHAREHOLDER INQUIRIES. Shareholder inquiries may be made by calling the Funds toll free at (800) 223-2138 or by writing to the Funds at 50 California Street, 27th Floor, San Francisco, California 94111.

PERFORMANCE INFORMATION. The Funds, from time to time, may include information on their investment results and/or comparisons of their investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders. Investors should be aware that as of October 22, 1992, the investment objectives of the Strategic Income Fund were changed from long-term high capital appreciation, primarily and moderate income, secondarily, to primarily high current income and secondarily capital appreciation. In addition, the investment policies and limitations of the Strategic Income Fund were modified.

In such materials, each Fund may quote its average annual total return ("Standardized Return"). Standardized Return is calculated separately for each class of shares of each Fund. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed investment in the Fund at the end of a one-year period and at the end of five- and ten-year periods, reduced by the maximum applicable sales charge imposed on sales of Fund shares. If a one-, five- and/or ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of the Fund. Standardized Return assumes the reinvestment of all dividends and other distributions at net asset value on the reinvestment date as established by the Board of Directors.

In addition, in order to more completely represent each Fund's performance or more accurately compare such performance to other measures of investment return, each Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized

                               Prospectus Page 47

                             GT GLOBAL INCOME FUNDS
Return reflects percentage rates of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and other distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges.

Each Fund also may refer in advertising and promotional materials to its yield, which will fluctuate over time. A Fund's yield shows the rate of income that it earns on its investments, expressed as a percentage of the public offering price of its shares. A Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of shares outstanding, and expressing the result as an annualized percentage based on the public offering price at the end of that thirty-day period. Yield accounting methods differ from the methods used for other accounting purposes. Accordingly, a Fund's yield may not equal the dividend income actually paid to investors or the income reported in its financial statements. Yield is calculated separately for Class A and Class B shares of each Fund.

Each Fund's performance data will reflect past performance and will not necessarily be indicative of future results. A Fund's investment results will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. Each Fund's results also should be considered relative to the risks associated with its investment objectives and policies. Each Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data for the Fund. See "Investment Results" in the Statement of Additional Information.

Each Fund's annual report contains additional information with respect to its performance. The annual report is available to investors upon request and free of charge.

TRANSFER AGENT. Shareholder servicing, reporting and general transfer agent functions for the Funds are performed by GT Global Investor Services, Inc. The Transfer Agent is an affiliate of LGT Asset Management and GT Global and a subsidiary of Liechtenstein Global Trust, and maintains its offices at 50 California Street, 27th Floor San Francisco, California 94111.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of each Fund's and the Portfolio's assets.

COUNSEL. The law firm of Kirkpatrick & Lockhart, LLP, 1800 M Street, N.W., Washington, D.C. 20036-5891, acts as counsel to the Company, the Funds and the Portfolio. Kirkpatrick & Lockhart also acts as counsel to LGT Asset Management, GT Global and GT Global Investor Services, Inc. in connection with other matters.

INDEPENDENT ACCOUNTANTS. The Company's and each Fund's and the Portfolio's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand L.L.P. will conduct an annual audit of each Fund, assist in the preparation of each Fund's federal and state income tax returns and consult with the Company and each Fund as to matters of accounting, regulatory filings, and federal and state income taxation.

MULTIPLE TRANSLATIONS OF THE PROSPECTUS. This prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase contained in a translation, the English text shall prevail.

                               Prospectus Page 48

                             GT GLOBAL INCOME FUNDS

                                   APPENDIX A
                          DESCRIPTION OF DEBT RATINGS

--------------------------------------------------------------------------------

DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C". Investment grade ratings are the first four categories:

        Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

        A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

        Ba -- Have speculative elements and their future cannot be considered to be well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa -- Poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca -- Speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C -- Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgement to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic ratings classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its

                               Prospectus Page 49

                             GT GLOBAL INCOME FUNDS
generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP ("S&P") rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

        AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong.

        AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree.

        A -- Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories.

        BB, B, CCC, CC, C -- Debt rated "BB," "B," "CCC," "CC," and "C" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB -- Has less near-term vulnerability to default than other speculative issues; however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

        B -- Has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

        CCC -- Has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

        CC -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

        C -- Typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        C -- Reserved for income bonds on which no interest is being paid.

        D -- In payment default. The "D" rating is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S employs the designations "Prime-1" and "Prime-2" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term

                               Prospectus Page 50

                             GT GLOBAL INCOME FUNDS
promissory obligations. Prime-1 repayment capacity normally will be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (++) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

                               Prospectus Page 51

                             GT GLOBAL INCOME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 52

                             GT GLOBAL INCOME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 53

                             GT GLOBAL INCOME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 54

                             GT GLOBAL INCOME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 55

[LGT LOGO]
                              GT GLOBAL
                              MUTUAL FUNDS
                              P.O. Box 7345                                                                      ACCOUNT APPLICATION
                              SAN FRANCISCO, CA 94120-7345
                              800/223-2138

 / / INDIVIDUAL              / / JOINT TENANT             / / GIFT/TRANSFER FOR
 MINOR                            / / TRUST                           / / CORP.
 ACCOUNT REGISTRATION
 / / NEW ACCOUNT
 / / ACCOUNT REVISION (Account No.:
 ---------------------------------------)

 NOTE: Trust registrations should specify name of trustee(s), beneficiary(ies) and date of trust instrument. Registration for Uniform Gifts/Transfers to Minors accounts should be in the name of one custodian and one minor and include the state under which the custodianship is created.


  ------------------------------------    --------------------------------------------------------------------------------
  Owner                                   Social  Security  Number  /  /  or  Tax  I.D.  Number  /  /  (Check  applicable  box)
  ------------------------------------    If  more than  one owner,  social security  number or  taxpayer identification number
  Co-owner 1                              should be provided for first owner listed. If a purchase is made under Uniform  Gift/
  ------------------------------------    Transfer  to  Minors Act,  social  security number  of  the minor  must  be provided.
  Co-owner 2                              Resident of /  / U.S.   / / Other  (specify)-----------------------------------------

                                                                          (    )
  ----------------------------------------------------------------------  ---------------------------
  Street Address                                                          Home Telephone
                                                                          (    )
  ----------------------------------------------------------------------  ---------------------------
  City, State, Zip Code                                                   Business Telephone

 FUND SELECTION $500 minimum initial investment required for each Fund selected. Checks should be made payable to "GT GLOBAL."

 TO PURCHASE THE FUNDS LISTED BELOW PLEASE SELECT EITHER / / Class A Shares or / / Class B Shares (Not available for purchases of $500,000 or more or for the
                    GT Global Dollar Fund).
 If a class share box is not checked, your investment will be made in Class A shares.

                                                       INITIAL                                                       INITIAL
                                                       INVESTMENT                                                    INVESTMENT
07 / / GT GLOBAL WORLDWIDE GROWTH FUND                 $               13 / / GT GLOBAL LATIN AMERICA GROWTH FUND    $
                                                       ----------                                                    ----------
05 / / GT GLOBAL INTERNATIONAL GROWTH FUND             $               24 / / GT GLOBAL AMERICA SMALL CAP GROWTH     $
                                                       ----------             FUND                                   ----------
16 / / GT GLOBAL EMERGING MARKETS FUND                 $               06 / / GT GLOBAL AMERICA GROWTH FUND          $
                                                       ----------                                                    ----------
11 / / GT GLOBAL HEALTH CARE FUND                      $               23 / / GT GLOBAL AMERICA VALUE FUND           $
                                                       ----------                                                    ----------
15 / / GT GLOBAL TELECOMMUNICATIONS FUND               $               04 / / GT GLOBAL JAPAN GROWTH FUND            $
                                                       ----------                                                    ----------
19 / / GT GLOBAL INFRASTRUCTURE FUND                   $               10 / / GT GLOBAL GROWTH & INCOME FUND         $
                                                       ----------                                                    ----------
17 / / GT GLOBAL FINANCIAL SERVICES FUND               $               09 / / GT GLOBAL GOVERNMENT INCOME FUND       $
                                                       ----------                                                    ----------
21 / / GT GLOBAL NATURAL RESOURCES FUND                $               08 / / GT GLOBAL STRATEGIC INCOME FUND        $
                                                       ----------                                                    ----------
22 / / GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND   $               18 / / GT GLOBAL HIGH INCOME FUND             $
                                                       ----------                                                    ----------
02 / / GT GLOBAL NEW PACIFIC GROWTH FUND               $               01 / / GT GLOBAL DOLLAR FUND                  $
                                                       ----------                                                    ----------
03 / / GT GLOBAL EUROPE GROWTH FUND                    $
                                                       ----------
  CHECKWRITING PRIVILEGE
 Checkwriting privilege available on Class A shares of GT Global Dollar Fund and GT Global Government Income Fund.
 / / Check here if desired. You will be sent a book of checks.
  CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS                                                TOTAL INITIAL INVESTMENT:  $
                                                                                                                     ----------
 All capital gains and dividend distributions will be reinvested in additional shares of the same class unless appropriate boxes below are checked:
 / / Pay capital gain distributions only in cash   / / Pay dividends only in cash   / / Pay capital gain distributions AND
 dividends in cash.
  SPECIAL CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS OPTION
 Pay distributions noted above to another GT Global Mutual Fund: Fund Name ------------------------------------------

 AGREEMENTS & SIGNATURES

 By the execution of this Account Application, I/we represent and warrant that I/we have full right, power and authority and am/are of legal age in my/our state of residence to make the investment applied for pursuant to this Application. The person(s), if any, signing on behalf of the investor represent and warrant that they are duly authorized to sign this Application and to purchase, redeem or exchange shares of the Fund(s) on behalf of the investor. I/WE HEREBY AFFIRM THAT I/WE HAVE RECEIVED A CURRENT PROSPECTUS OF THE GT GLOBAL MUTUAL FUND(S) IN WHICH I/WE AM/ARE INVESTING AND I/WE AGREE TO ITS TERMS AND CONDITIONS.

 I/WE AND MY/OUR ASSIGNS AND SUCCESSORS UNDERSTAND AND AGREE THAT THE ACCOUNT WILL BE SUBJECT TO THE TELEPHONE EXCHANGE AND TELEPHONE REDEMPTION PRIVILEGES DESCRIBED IN THE CURRENT PROSPECTUS TO WHICH THIS APPLICATION IS ATTACHED AND AGREE THAT GT GLOBAL, INC., G.T. GLOBAL GROWTH SERIES, G.T. INVESTMENT FUNDS, INC., G.T. INVESTMENT PORTFOLIOS, INC. AND THE FUNDS' TRANSFER AGENT, THEIR OFFICERS AND EMPLOYEES, WILL NOT BE LIABLE FOR ANY LOSS OR DAMAGES ARISING OUT OF ANY SUCH TELEPHONE, TELEX OR TELEGRAPHIC INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE, INCLUDING ANY SUCH LOSS OR DAMAGES DUE TO NEGLIGENCE ON THE PART OF SUCH ENTITIES. THE INVESTOR(S) CERTIFIES(Y) AND AGREE(S) THAT THE CERTIFICATIONS, AUTHORIZATIONS, DIRECTIONS AND RESTRICTIONS CONTAINED HEREIN WILL CONTINUE UNTIL GT GLOBAL, INC., G.T. GLOBAL GROWTH SERIES, G.T. INVESTMENT FUNDS, INC., G.T. INVESTMENT PORTFOLIOS, INC. OR THE FUNDS' TRANSFER AGENT RECEIVES WRITTEN NOTICE OF ANY CHANGE OR REVOCATION. ANY CHANGE IN THESE INSTRUCTIONS MUST BE IN WRITING AND IN SOME CASES, AS DESCRIBED IN THE PROSPECTUS, REQUIRES THAT ALL SIGNATURES BE GUARANTEED.

     PLEASE INDICATE THE NUMBER OF SIGNATURES REQUIRED TO PROCESS CHECKS OR
 WRITTEN REDEMPTION REQUESTS:  / / ONE   / / TWO   / / THREE   / / FOUR.

     (If you do not indicate the number of required signatures, ALL account owners must sign checks and/or written redemption requests.)

     Under penalties of perjury, I certify that the Taxpayer Identification Number provided on this form is my (or my employer's, trust's, minor's or other payee's) true, correct and complete Number and may be assigned to any new account opened under the exchange privilege. I further certify that I am (or the payee whose Number is given is) not subject to backup withholding because: (a) I am (or the payee is) exempt from backup withholding; (b) the Internal Revenue Service (the "I.R.S.") has not notified me that I am (or the payee is) subject to backup withholding as a result of a failure to report all interest or dividends; OR (c) the I.R.S. has notified me that I am (the payee is) no longer subject to backup withholding;

     OR, / / I am (the payee is) subject to backup withholding.
     ALL ACCOUNT OWNERS MUST SIGN BELOW (Minors are not authorized signers) Account revisions may require that signatures be guaranteed. Please see the
                                  Prospectus.

 -----------------------------------------------------------
 Date

 X                                                            X
 ----------------------------------------------------------   ----------------------------------------------------------

 X                                                            X
 ----------------------------------------------------------   ----------------------------------------------------------

 ACCOUNT PRIVILEGES
 TELEPHONE EXCHANGE AND REDEMPTION                     AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO
                                                       PRE-DESIGNATED ACCOUNT
 I/We, either directly or through the Authorized       By completing the following section, redemptions
 Agent, if any, named below, hereby authorize the      which exceed $1,000
 Transfer Agent of the GT Global Mutual Funds, to      may be wired or mailed to a Pre-Designated Account
 honor any telephone, telex or telegraphic             at your bank. (Wiring instructions may be obtained
 instructions reasonably believed to be authentic      from your bank.) A bank wire service fee may be
 for redemption and/or exchange between a similar      charged.
 class of shares of any of the Funds distributed
 by GT Global, Inc.                                    --------------------------------------------------
                                                       Name of Bank
 SPECIAL PURCHASE AND REDEMPTION PLANS
  / / I have completed and attached the                --------------------------------------------------
 Supplemental Application for:                         Bank Address
  / / AUTOMATIC INVESTMENT PLAN
 / / SYSTEMATIC WITHDRAWAL PLAN                        --------------------------------------------------
 OTHER                                                 Bank A.B.A Number      Account Number
  / / I/We owned shares of one or more Funds
      distributed by GT Global, Inc. as of April       --------------------------------------------------
      30, 1987 and since that date continuously        Names(s) in which Bank Account is Established
      have owned shares of such Funds. Attached is     A corporation (or partnership) must also submit a
      a schedule showing the numbers of each of        "Corporate Resolution"
      my/our Shareholder Accounts.                     (or "Certificate of Partnership") indicating the
                                                       names and titles of Officers authorized to act on
                                                       its behalf.

 RIGHT OF ACCUMULATION -- CLASS A SHARES
  / / I/We qualify for the Right of Accumulation sales charge discount described in the Prospectus and Statement of Additional Information of the Fund purchased.

  / / I/We own shares of more than one Fund distributed by GT Global. Listed below are the numbers of each of my/our Shareholder Accounts.

  / / The registration of some of my/our shares differs from that shown on this Application. Below are the account number(s) and registration(s) in each case.

 LIST OF OTHER G.T. FUND ACCOUNTS:

 -------------------------------------------           --------------------------------------------------
 -------------------------------------------           --------------------------------------------------
 -------------------------------------------           --------------------------------------------------

 Account Numbers                                 Account Registrations
 LETTER OF INTENT -- CLASS A SHARES

  / / I agree to the terms of the Letter of Intent set forth below. Although I am not obligated to do so, it is my intention to invest over a thirteen-month period in Class A shares of one or more of the GT Global Mutual Funds in an aggregate amount at least equal to:
            / / $50,000     / / $100,000     / / $250,000     / / $500,000

 When a shareholder signs a Letter of Intent in order to qualify for a reduced sales charge, Class A shares equal to 5% (in no case in excess of 1/2 of 1% after an aggregate of $500,000 has been purchased under the Letter) of the dollar amount specified in this Letter will be held in escrow in the Shareholder's Account out of the initial purchase (or subsequent purchases, if necessary) by GT Global, Inc. All dividends and other distributions will be credited to the Shareholder's Account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified thirteen-month period, the purchaser will remit to GT Global, Inc. the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If this difference is not paid within twenty days after written request by GT Global, Inc. or the shareholder's Authorized Agent, the appropriate number of escrowed shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to GT Global, Inc. for the balance still outstanding. The Letter of Intent may be revised upward at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged. Exchange requests involving escrowed shares must specifically reference those shares. Exchanges of escrowed shares may be delayed to allow for the extra processing required.

 Any questions relating to this Letter of Intent should be directed to GT Global, 50 California Street, 27th Floor, San Francisco, CA 94111.
 FOR USE BY AUTHORIZED AGENT (BROKER/DEALER) ONLY

 We hereby submit this Account Application for the purchase of Class A shares including such shares purchased under a Right of Accumulation or Letter of Intent or for the purchase of Class B shares in accordance with the terms of our Dealer Agreement with GT Global, Inc. and with the Prospectus and Statement of Additional Information of each Fund purchased. We agree to notify GT Global, Inc. of any purchases properly made under a Letter of Intent or Right of Accumulation.

 ------------------------------------------------------------------------------
 Investment Dealer Name
 ------------------------------------------------------------------------------
 Main Office Address   Branch Number  Representative's Number  Representative's
 Name
                                                                (     )
 ------------------------------------------------------------------------------
 Branch Address                                                        Telephone

 X
 ------------------------------------------------------------------------------
 Investment Dealer's Authorized Signature                                  Title

[LGT LOGO]
           GT  GLOBAL
           MUTUAL FUNDS
           P.O. Box 7345          SUPPLEMENTAL APPLICATION
           San Francisco, CA      SPECIAL INVESTMENT AND
           94120-7345             WITHDRAWAL OPTIONS
           800/223-2138

ACCOUNT REGISTRATION

Please supply the following information exactly as it appears on the Fund's records.

---------------------------------------------------------   ---------------------------------------------------------
Fund Name                                                   Account Number

----------------------------------------------------------  ----------------------------------------------------------
Owner's Name                                                Co-Owner 1

----------------------------------------------------------  ----------------------------------------------------------
Co-Owner 2                                                  Telephone Number

----------------------------------------------------------  ----------------------------------------------------------
Street Address                                              Social Security or Tax I.D. Number

----------------------------------------------------------
City, State, Zip Code

Resident of  / / U.S.  / / Other  ------------------

AUTOMATIC INVESTMENT PLAN     / / YES  / / NO

I/We hereby authorize the Transfer Agent of the GT Global Mutual Funds to debit my/our personal checking account on the designated dates in order to purchase / / Class A shares or / / Class B shares of the Fund indicated at the top of this Supplemental Application at the applicable public offering price determined on that day.

/ / Monthly on the 25th day        / / Quarterly beginning on the 25th day of the month you first select
(The request for participation in the Plan must be received by the 1st day of the month in which you wish investments to begin.)

Amount of each debit (minimum $100)  $
                                     -------------------------------------------------

NOTE:  A Bank  Authorization Form (below)  and a voided  personal check  must accompany the  Automatic Investment Plan
Application.

--------------------------------------------------------------------------------

[LOGO]
           GT GLOBAL
           MUTUAL FUNDS                                                               AUTOMATIC INVESTMENT PLAN

BANK AUTHORIZATION

-------------------------  ------------------------------  ------------
Bank Name                  Bank Address                    Bank Account Number
I/We authorize you, the above named bank, to debit my/our account for amounts drawn by the Transfer Agent of the GT
Global Mutual Funds, acting as my agent. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until I/we revoke it in writing and you receive it. I/We agree that you shall incur no liability when honoring any such debit.
I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the forfeiture of investment.

---------------------------------------------------------    ---------------------------------------------------------
Account Holder's Name                                        Joint Account Holder's Name

X                                                            X
------------------------------------      --------------     ------------------------------------      --------------
Account Holder's Signature                Date               Joint Account Holder's Signature          Date

                                     (OVER)


SYSTEMATIC WITHDRAWAL PLAN    / / YES  / / NO
MINIMUM REQUIREMENTS: $10,000 INITIAL ACCOUNT BALANCE AND $100 MINIMUM PERIODIC PAYMENT.
I/We hereby authorize the Transfer Agent of the GT Global Mutual Funds to redeem the necessary number of / / Class A or / / Class B shares from my/our GT Global Account on the designated dates in order to make the following periodic payments:
/ / Monthly on the 25th day        / / Quarterly beginning on the 25th day of the month you first select
(The request for participation in the Plan must be received by the 18th day of the month in which you wish withdrawals to begin.)
Maximum annual withdrawal of 12% of initial account balance for shares subject to a contingent deferred sales charge.
Withdrawals in excess of 12% of the initial account balance annually may result in assessment of a contingent deferred sales charge, as described in the applicable Fund's prospectus.
Amount of each check ($100 minimum): $ -----------------

Please make checks payable to:  --------------------------------------------------------------------------------------
(TO  BE   COMPLETED  ONLY   IF  Recipient
REDEMPTION PROCEEDS TO BE PAID  --------------------------------------------------------------------------------------
TO  OTHER THAN  ACCOUNT HOLDER  Street Address
OF RECORD OR MAILED TO ADDRESS  --------------------------------------------------------------------------------------
OTHER THAN ADDRESS OF RECORD)   City, State, Zip Code
NOTE: If recipient of checks is not the registered shareholder, signature(s) below must be guaranteed. A corporation
(or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names and titles of Officers authorized to act on its behalf.
AGREEMENT AND SIGNATURES
The investor(s) certifies(y) and agree(s) that the certifications, authorizations, directions and restrictions contained herein will continue until the Transfer Agent of the GT Global Mutual Funds receives written notice of any change or revocation. Any change in these instructions must be in writing with all signatures guaranteed (if applicable).

----------------------------------------------------------
Date
X                                                            X
-----------------------------------------------------        ---------------------------------------------------
Signature                                                    Signature

-----------------------------------------------------------  ---------------------------------------------------------
Signature Guarantee* (if applicable)                         Signature Guarantee* (if applicable)
X                                                            X
-----------------------------------------------------        ---------------------------------------------------
Signature                                                    Signature

-----------------------------------------------------------  ---------------------------------------------------------
Signature Guarantee* (if applicable)                         Signature Guarantee* (if applicable)
*Acceptable signature guarantors: (1) a commercial bank; (2) a U.S. trust company; (3) a member firm of a U.S. stock exchange;
(4) a foreign branch of any of the foregoing; or (5) any other eligible guarantor institution. A notary public is NOT an acceptable guarantor. An investor with questions concerning the GT Global Mutual Funds signature guarantee requirement should contact the Transfer Agent.

--------------------------------------------------------------------------------

INDEMNIFICATION AGREEMENT

To: Bank Named on the Reverse

In consideration of your compliance with the request and authorization of the depositor(s) named on the reverse, the Transfer Agent of the GT Global Mutual Funds hereby agrees:

1. To indemnify and hold you harmless from any loss you may incur because of the payment by you and of any debit by the Transfer Agent to its own order on the account of such depositor(s) and received by you in the regular course of business for payment, or arising out of the dishonor by you of any debit, provided there are sufficient funds in such account to pay the same upon presentation.

2. To defend at its own expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to the above mentioned request or in any manner arising by reason of your participation in connection with such request.

                             GT GLOBAL INCOME FUNDS

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure
GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LGT ASSET MANAGEMENT, INC., G.T. INVESTMENT FUNDS, INC., GT GLOBAL GOVERNMENT INCOME FUND, GT GLOBAL STRATEGIC INCOME FUND, GT GLOBAL HIGH INCOME FUND, GLOBAL HIGH INCOME PORTFOLIO, OR GT GLOBAL, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                                                    INCPR60182MC

                             GT GLOBAL INCOME FUNDS

                        50 California Street, 27th Floor
                      San Francisco, California 94111-4624
                                 (415) 392-6181
                           Toll Free: (800) 824-1580

                      Statement of Additional Information
                                 March 1, 1995,
                           As revised January 5, 1996

--------------------------------------------------------------------------------

This Statement of Additional Information relates to the Class A and Class B shares of GT Global Government Income Fund ("Government Income Fund"), GT Global Strategic Income Fund ("Strategic Income Fund") and GT Global High Income Fund ("High Income Fund") (collectively, "Funds"). Each Fund is a mutual fund organized as a separate non-diversified series of G.T. Investment Funds, Inc. ("Company"), a registered open-end management investment company. This Statement of Additional Information is not a Prospectus, supplements and should be read in conjunction with the Funds' current Class A and B Prospectus dated March 1, 1995, as revised January 5, 1996. The Funds' Prospectus, is available without charge by writing to the above address or by calling the Funds at the toll-free telephone number listed above.

LGT Asset Management, Inc. ("LGT Asset Management") serves as the investment of manager and administrator for the Government Income Fund, the Strategic Income Fund and the Global High Income Portfolio ("Portfolio") and also serves as the administrator of the High Income Fund. The distributor of the shares of each Fund is GT Global, Inc. ("GT Global"). The Funds' transfer agent is GT Global Investor Services, Inc. ("GT Services" or "Transfer Agent").

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                               TABLE OF CONTENTS

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
                                                                                                   Page No.
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
Investment Objectives and Policies...............................................................      2
Options, Futures and Currency Strategies.........................................................      6
Risk Factors.....................................................................................     15
Investment Limitations...........................................................................     18
Execution of Portfolio Transactions..............................................................     22
Directors, Trustees and Executive Officers.......................................................     25
Management.......................................................................................     27
Valuation of Fund Shares.........................................................................     30
Information Relating to Sales and Redemptions....................................................     32
Taxes............................................................................................     34
Additional Information...........................................................................     37
Investment Results...............................................................................     38
Description of Debt Ratings......................................................................     46
Financial Statements.............................................................................     48

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                   Statement of Additional Information Page 1

                             GT GLOBAL INCOME FUNDS

                       INVESTMENT OBJECTIVES AND POLICIES

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INVESTMENT OBJECTIVES
The Government Income Fund primarily seeks high current income and secondarily seeks capital appreciation and protection of principal through active management of the maturity structure and currency exposure of its portfolio. The Strategic Income Fund and the High Income Fund primarily seek high current income and secondarily seek capital appreciation. The High Income Fund seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio, which, like the High Income Fund, is a non-diversified open-end management investment company with investment objectives identical to those of the High Income Fund. Whenever the phrase "all of the High Income Fund's investable assets" is used herein and in the Prospectus, it means that the only investment securities that will be held by the High Income Fund will be its interest in the Portfolio. The High Income Fund may withdraw its investment in the Portfolio at any time, if the Board of Directors of the Company determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the High Income Fund's assets would be invested in accordance with the investment policies described below with respect to the Portfolio.

INVESTMENT IN EMERGING MARKETS
The Portfolio seeks its objectives by investing, under normal circumstances, at least 65% of its total assets in debt securities of issuers in emerging markets. The Strategic Income Fund may invest up to 50% of its assets in debt securities of issuers in emerging markets. The Strategic Income Fund and the Portfolio do not consider the following countries to be emerging markets: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom, and United States.

In determining what countries constitute emerging markets, LGT Asset Management will consider, among other things, data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation.

SELECTION OF DEBT INVESTMENTS
LGT Asset Management is the investment manager of the Government Income Fund, the Strategic Income Fund and the Portfolio. In determining the appropriate distribution of investments among various countries and geographic regions for the Government Income Fund, the Strategic Income Fund and the Portfolio, LGT Asset Management ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the Government Income Fund, the Strategic Income Fund and the Portfolio may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

The Government Income Fund, the Strategic Income Fund and the Portfolio may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations: (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that the Government Income Fund, the Strategic Income Fund and the Portfolio may not invest more than 25% of their respective total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
With respect to certain countries, investments by the Government Income Fund, the Strategic Income Fund and the Portfolio presently may be made only by acquiring shares of other investment companies with local governmental approval to invest in those countries. At such time as direct investment in these countries is allowed, the Government Income Fund, the Strategic Income Fund and the Portfolio anticipate investing directly in these markets. The Government Income Fund, the Strategic Income Fund and the Portfolio may also invest in the securities of closed-end investment

                   Statement of Additional Information Page 2

                             GT GLOBAL INCOME FUNDS
companies within the limits of the Investment Company Act of 1940, as amended ("1940 Act"). These limitations currently provide that, in general, a Fund or the Portfolio may purchase shares of another investment company unless (a) such a purchase would cause the Government Income Fund, the Strategic Income Fund or the Portfolio to own in the aggregate more than 3% of the total outstanding voting securities of the investment company or (b) such a purchase would cause the Government Income Fund, the Strategic Income Fund or the Portfolio to have more than 5% of its total assets invested in the investment company or more than 10% of its aggregate assets invested in an aggregate of all such investment companies. The foregoing limitations do not apply to the investment by the High Income Fund in the Portfolio. Investment in investment companies may also involve the payment of substantial premiums above the value of such companies' portfolio securities. The Government Income Fund, the Strategic Income Fund and the Portfolio do not intend to invest in such investment companies unless, in the judgment of LGT Asset Management, the potential benefits of such investments justify the payment of any applicable premiums. The yield of such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies.

SAMURAI AND YANKEE BONDS
The Government Income Fund, the Strategic Income Fund and the Portfolio may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the Government Income Fund, the Strategic Income Fund and the Portfolio to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

WARRANTS OR RIGHTS
Warrants or rights may be acquired by the Government Income Fund, the Strategic Income Fund or the Portfolio in connection with other securities or separately and provide a Fund or the Portfolio with the right to purchase at a later date other securities of the issuer. As a condition of its continuing registration in a state, the Government Income Fund, the Strategic Income Fund and the Portfolio each has undertaken that its investments in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American or New York Stock Exchange ("NYSE"). Warrants or rights acquired by the Government Income Fund, the Strategic Income Fund or the Portfolio in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Government Income Fund, the Strategic Income Fund or the Portfolio and may be changed by a vote of a majority of the Company's Board of Directors or the Portfolio's Board of Trustees without shareholder approval.

LENDING OF PORTFOLIO SECURITIES
For the purpose of realizing additional income, the Strategic Income Fund or the Portfolio may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Strategic Income Fund's or the Portfolio's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, the Strategic Income Fund and the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Strategic Income Fund and the Portfolio each will have a right to call each loan and obtain the securities on five business days' notice. The Government Income Fund, the Strategic Income Fund and the Portfolio will not have the right to vote equity securities while they are lent, but each may call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made only to firms deemed by LGT Asset Management to be of good standing and will not be made unless, in the judgment of LGT Asset Management, the consideration to be earned from such loans would justify the risk.

COMMERCIAL BANK OBLIGATIONS
For the purposes of the Strategic Income Fund's and the Portfolio's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the the Strategic Income Fund and the Portfolio to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Strategic Income Fund and the Portfolio typically will acquire obligations issued and supported by the credit of U.S. or

                   Statement of Additional Information Page 3

                             GT GLOBAL INCOME FUNDS
foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not an investment policy or restriction of either Fund or the Portfolio. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS
Although repurchase agreements carry certain risks not associated with direct investments in securities, the Government Income Fund, the Strategic Income Fund and the Portfolio intend to enter into repurchase agreements only with banks and broker/dealers believed by LGT Asset Management to present minimal credit risks in accordance with guidelines approved by the Company's Board of Directors. (The term "Company's Board of Directors" as used herein shall refer to the Board of Directors of the Company and/or the Board of Trustees of the Portfolio, as applicable). LGT Asset Management will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, LGT Asset Management's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies and other relevant factors.

The Government Income Fund, the Strategic Income Fund and the Portfolio will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Government Income Fund, the Strategic Income Fund or the Portfolio would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Government Income Fund, the Strategic Income Fund's or the Portfolio's ability to sell the collateral and the Government Income Fund, the Strategic Income Fund or the Portfolio could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Government Income Fund, the Strategic Income Fund and the Portfolio intend to comply with provisions under such Code that would allow the immediate resale of such collateral. The Government Income Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the value of its total assets would be invested in such repurchase agreements and other illiquid investments and securities for which no readily available market exists.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS
The Government Income Fund's borrowings will not exceed 30% of the Fund's total assets, i.e., the Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of the Fund's portfolio holdings or other factors cause the ratio of the Fund's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. The Strategic Income Fund's and the Portfolio's borrowings will not exceed 33 1/3% of the Strategic Income Fund's or the Portfolio's, respective total assets. The Government Income Fund, the Strategic Income Fund and the Portfolio each may borrow up to 5% of its respective total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by a Fund or the Portfolio may cause greater fluctuation in the value of its shares than would be the case if the Fund or the Portfolio did not borrow.

The Government Income Fund's, the Strategic Income Fund's and the Portfolio's fundamental investment limitations permit it to borrow money for leveraging purposes. The Government Income Fund, however, currently is prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by a vote of a majority of the Company's Board of Directors. The Strategic Income Fund and Portfolio may borrow for leveraging purposes. In the event that the Strategic Income Fund or the Portfolio employs leverage, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Fund's or the Portfolio's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Government Income Fund's, the Strategic Income Fund's or the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's or the Portfolio's earnings or net asset value would decline faster than would otherwise be the case.

The Government Income Fund, the Strategic Income Fund and the Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund or the Portfolio transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. The Government Income Fund, the Strategic Income Fund and the Portfolio also may engage in "roll" borrowing transactions which involve a Fund's or the Portfolio's sale of Government National Mortgage Association ("GNMA") certificates or other securities together with a commitment

                   Statement of Additional Information Page 4

                             GT GLOBAL INCOME FUNDS
(for which a Fund or the Portfolio may receive a fee) to purchase similar, but not identical, securities at a future date. The Government Income Fund, the Strategic Income Fund and the Portfolio will maintain, in a segregated account with a custodian, cash, U.S. government securities or other liquid, high grade debt securities in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

SHORT SALES
The Government Income Fund, the Strategic Income Fund and the Portfolio are authorized to make short sales of securities, although they have no current intention of doing so. A short sale is a transaction in which a Fund or the Portfolio sells a security in anticipation that the market price of that security will decline. The Government Income Fund, the Strategic Income Fund and the Portfolio may make short sales as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, and in order to maintain portfolio flexibility. The Government Income Fund, the Strategic Income Fund and the Portfolio only may make short sales "against the box." In this type of short sale, at the time of the sale, the Fund or the Portfolio owns the security it has sold short or has the immediate and unconditional right to acquire the identical security at no additional cost.

In a short sale, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Government Income Fund, the Strategic Income Fund or the Portfolio will deposit in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities at no cost. The Government Income Fund, the Strategic Income Fund or the Portfolio could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund or the Portfolio, because the Fund or the Portfolio might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Government Income Fund, the Strategic Income Fund and the Portfolio might make a short sale "against the box" in order to hedge against market risks when LGT Asset Management believes that the price of a security may decline, causing a decline in the value of a security owned by the Government Income Fund, the Strategic Income Fund or the Portfolio or a security convertible into or exchangeable for such security, or when LGT Asset Management wants to sell the security the Fund or the Portfolio owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). In such case, any future losses in the Government Income Fund's, the Strategic Income Fund's Fund or the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund or the Portfolio owns, either directly or indirectly, and, in the case where a Fund or the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but a Fund or the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

                   Statement of Additional Information Page 5

                             GT GLOBAL INCOME FUNDS

                         OPTIONS, FUTURES AND CURRENCY
                                   STRATEGIES

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SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES
The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

        (1) Successful use of most of these instruments depends upon LGT Asset Management's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While LGT Asset Management is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund or the Portfolio entered into a short hedge because LGT Asset Management projected a decline in the price of a security in the Fund's or the Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might by wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund or the Portfolio could suffer a loss. In either such case, the Fund or the Portfolio would have been in a better position had it not hedged at all.

        (4) As described below, a Fund or the Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (I.E., instruments other than purchased options). If a Fund or the Portfolio were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability or the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund or the Portfolio sell a portfolio security at a disadvantageous time. The Fund's or the Portfolio's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund or the Portfolio.

WRITING CALL OPTIONS
The Government Income Fund, the Strategic Income Fund and the Portfolio may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of LGT Asset Management, the investment manager of the Government Income Fund, the Strategic Income Fund and the Portfolio, are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Government Income Fund, the Strategic Income Fund and the Portfolio.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American Style) or on (European Style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such

                   Statement of Additional Information Page 6

                             GT GLOBAL INCOME FUNDS
earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's or the Portfolio's investment objectives. When writing a call option, the Government Income Fund, the Strategic Income Fund or the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund or the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund or the Portfolio has written expires, the Fund or the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund or the Portfolio will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Government Income Fund, the Strategic Income Fund and the Portfolio do not consider a security or currency covered by a call option to be "pledged" as that term is used in the Government Income Fund's, the Strategic Income Fund's and the Portfolio's fundamental investment policy that limits the pledging or mortgaging of its assets.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund or the Portfolio will be obligated to sell the security or currency at less than its market value.

The premium that the Government Income Fund, the Strategic Income Fund or the Portfolio receives for writing a call option is deemed to constitute the market value of an option. The premium a Fund or the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, LGT Asset Management will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Government Income Fund, the Strategic Income Fund or the Portfolio to write another call option on the underlying security or currency with either a different exercise price, expiration date or both.

The Government Income Fund, the Strategic Income Fund and the Portfolio will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund or the Portfolio may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

A Fund or the Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by a Fund or the Portfolio.

WRITING PUT OPTIONS
The Government Income Fund, the Strategic Income Fund and the Portfolio may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at anytime until (American Style) or on (European Style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

A Fund or the Portfolio generally would write put options in circumstances where LGT Asset Management wishes to purchase the underlying security or currency for the Fund's or the Portfolio's portfolio at a price lower than the current

                   Statement of Additional Information Page 7

                             GT GLOBAL INCOME FUNDS
market price of the security or currency. In such event, the Fund or the Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund or the Portfolio also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund or the Portfolio will be obligated to purchase the security or currency at more than its market value.

PURCHASING PUT OPTIONS
The Government Income Fund, the Strategic Income Fund and the Portfolio may purchase put options on securities, indices and currencies. As the holder of a put option, the Government Income Fund, the Strategic Income Fund or the Portfolio would have the right to sell the underlying security or currency at the exercise price at any time until (American Style or on (European Style) the expiration date. The Government Income Fund, the Strategic Income Fund or the Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

A Fund or the Portfolio may purchase a put option on an underlying security or currency ("protective put") owned by the Fund or the Portfolio as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund or the Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when LGT Asset Management deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency eventually is sold.

The Government Income Fund, the Strategic Income Fund and the Portfolio also may purchase put options at a time when that Fund or the Portfolio does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund or the Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund or the Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS
The Government Income Fund, the Strategic Income Fund or the Portfolio may purchase call options on securities, indices and currencies. As the holder of a call option, a Fund or the Portfolio would have the right to purchase the underlying security or currency at the exercise price at any time until (American Style) or on (European Style) the expiration date. A Fund or the Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Call options may be purchased by a Fund or the Portfolio for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund or the Portfolio to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to a Fund or the Portfolio in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, a Fund or the Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Government Income Fund, the Strategic Income Fund and the Portfolio also may purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option could be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction

                   Statement of Additional Information Page 8

                             GT GLOBAL INCOME FUNDS
of a Fund's or the Portfolio's current return. For example, where a Fund or the Portfolio has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund or the Portfolio, an increase in the market price could result in the exercise of the call option written by the Fund or the Portfolio and the realization of a loss on the underlying security or currency. Accordingly, the Fund or the Portfolio could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's or the Portfolio's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund or the Portfolio to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund or the Portfolio would have to pay a premium to purchase the call option plus transaction costs.

Aggregate premiums paid for put and call options will not exceed 5% of a Fund's or the Portfolio's total assets at the time of purchase.

The Government Income Fund, the Strategic Income Fund or the Portfolio may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives a Fund or the Portfolio as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American Style) or on (European Style) the expiration of the option. A call option gives a Fund or the Portfolio as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American Style) or on (European Style) the expiration of the option. A Fund or the Portfolio might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund or the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund or the Portfolio anticipates purchasing securities.

Options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Funds and the Portfolio will not purchase an OTC option unless the Fund or the Portfolio believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

The Securities and Exchange Commission ("SEC") staff considers purchased OTC options to be illiquid securities. A Fund or the Portfolio may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund or the Porfolio. The assets used as cover for OTC options written by a Fund or the Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund or the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund's or the Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund and the Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although each Fund and the Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund or the Portfolio, there is no assurance that the Fund or the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the extent of insolvency of the contra party, the Fund or the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Fund or the Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund or the Portfolio an amount of cash if the closing

                   Statement of Additional Information Page 9

                             GT GLOBAL INCOME FUNDS
level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Fund or the Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund or the Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's or the Portfolio's exercise of the put, to deliver to the Fund or the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund or the Portfolio writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund or the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund or the Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund or the Portfolio can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund or the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund or the Portfolio could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund or the Portfolio as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Fund or the Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund or the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE AND CURRENCY FUTURES CONTRACTS
The Government Income Fund, the Strategic Income Fund or the Portfolio may enter into interest rate or currency futures contracts, including futures contracts on indices of debt securities, ("Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund or the Portfolio. The Government Income Fund, the Strategic Income Fund's or the Portfolio's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or decreases in currency exchange rates, and purchases of Futures as an offset against the effect of expected declines in interest rates or increases in currency exchange rates.

The Government Income Fund's, the Strategic Income Fund and the Portfolio only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's or the Portfolio's exposure to interest rate and currency exchange rate fluctuations, a Fund or the Portfolio may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

                  Statement of Additional Information Page 10

                             GT GLOBAL INCOME FUNDS

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. An index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of the securities comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Government Income Fund, the Strategic Income Fund or the Portfolio realizes a gain; if it is more, the Government Income Fund, the Strategic Income Fund or the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Government Income Fund, the Strategic Income Fund or the Portfolio realizes a gain; if it is less, the Government Income Fund, the Strategic Income Fund or the Portfolio realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that a Fund or the Portfolio will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund or the Portfolio is not able to enter into an offsetting transaction, the Fund or the Portfolio will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (I.E., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Government Income Fund, the Strategic Income Fund or the Portfolio.

The Government Income Fund, the Strategic Income Fund's and the Portfolio's Futures transactions will be entered into for hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund or the Portfolio owns, or Futures Contracts will be purchased to protect the Fund or the Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Government Income Fund, the Strategic Income Fund or the Portfolio in order to initiate Futures trading and to maintain the Fund's or the Portfolio's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure a Fund's or the Portfolio's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract.

Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund or the Portfolio entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

    RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest and currency rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in a Fund's or the Portfolio's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any

                  Statement of Additional Information Page 11

                             GT GLOBAL INCOME FUNDS
deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and option on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

If a Fund or the Portfolio were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund or the Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund or the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS
Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

If a Fund or the Portfolio writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

A Fund or the Portfolio may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATION  ON  USE  OF  FUTURES,  OPTIONS ON  FUTURES  AND  CERTAIN  OPTIONS ON
CURRENCIES
To the extent that a Fund or the Portfolio enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the

                  Statement of Additional Information Page 12
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                             GT GLOBAL INCOME FUNDS
amount by which options are "in-the-money") will not exceed 5% of the liquidation value of a Fund's or the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund or the Portfolio has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, I.E., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Company's Board of Directors or the Portfolio's Board of Trustees, as applicable, without a shareholder vote. This limitation does not limit the percentage of a Fund's or the Portfolio's assets at risk to 5%.

FORWARD CURRENCY CONTRACTS
A Forward Contract is an obligation, generally arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Government Income Fund, the Strategic Income Fund and the Portfolio either may accept or make delivery of the currency at the maturity of the Forward Contract. A Fund or the Portfolio may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

A Fund or the Portfolio engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund or the Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund or the Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Funds or the Portfolio might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The Government Income Fund, the Strategic Income Fund or the Portfolio will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Company's Board of Directors or the Portfolio's Board of Trustees, as applicable.

The Government Income Fund, the Strategic Income Fund or the Portfolio may enter into Forward Contracts either with respect to specific transactions or with respect to the overall investment of the Fund or the Portfolio. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund or the Portfolio to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund or the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund or the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing the Fund or the Portfolio to sustain losses on these contracts and transaction costs.

At or before the maturity of a Forward Contract requiring the Fund or the Portfolio to sell a currency, the Fund or the Portfolio either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund or the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund or the Portfolio may close out a Forward Contract requiring it to purchase a specified currency by, if its contra party agrees, entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund or the Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund or the Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund or the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

                  Statement of Additional Information Page 13
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                             GT GLOBAL INCOME FUNDS

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS
A Fund or the Portfolio may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that a Fund or the Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund or the Portfolio might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund or the Portfolio may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which LGT Asset Management believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, a Fund or the Portfolio could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund or the Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER
Transactions using Forward Contracts, Futures Contracts and options (other than options that a Fund or the Portfolio has purchased) expose the Fund or the Portfolio to an obligation to another party. A Fund or the Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund and the Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's or the Portfolio's assets are used for cover or segregated accounts, it could affect portfolio management or the Fund's or the Portfolio's ability to meet redemption requests or other current obligations.

INTEREST RATE AND CURRENCY SWAPS
The Strategic Income Fund and the Portfolio usually will enter into interest rate swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Strategic Income Fund or the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of each of the Strategic Income Fund's and the Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in an account by a custodian that satisfies the
requirements    of   the   1940    Act.   The   Strategic    Income   Fund   and

                  Statement of Additional Information Page 14

                             GT GLOBAL INCOME FUNDS
the Portfolio will also establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by that Fund or the Portfolio. LGT Asset Management, the Strategic Income Fund and the Portfolio believe that swaps, caps and floors do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's and the Portfolio's borrowing restrictions. The Strategic Income Fund and the Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by LGT Asset Management. If a counterparty defaults, the Strategic Income Fund or the Portfolio may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

--------------------------------------------------------------------------------

                                  RISK FACTORS

--------------------------------------------------------------------------------

    SPECIAL CONSIDERATIONS AFFECTING EMERGING MARKETS. The Strategic Income Fund and the Portfolio may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Strategic Income Fund's and the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays or failures.

Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

    POLITICAL, SOCIAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, either a Fund or the Portfolio could lose its entire investment in any such country.

An investment in the Strategic Income Fund and the Portfolio is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund and the Portfolio. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund or the Portfolio will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund or the Portfolio could lose a substantial portion of its investments in such countries.

                  Statement of Additional Information Page 15

                             GT GLOBAL INCOME FUNDS
The Fund's and the Portfolio's investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which a Fund or the Portfolio may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's or the Portfolio's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which a Fund or the Portfolio invests and adversely affect the value of the Fund's or the Portfolio's assets.

    ILLIQUID SECURITIES. The Government Income Fund may invest up to 10% of its total net assets in securities the disposition of which may be subject to legal or contractual restrictions or the markets for which may be illiquid. The Strategic Income Fund and the Portfolio each may invest up to 15% of assets in illiquid securities. Securities may be considered illiquid if a Fund or the Portfolio cannot reasonably expect within seven days to receive approximately the amount at which the Fund or the Portfolio values such securities. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to LGT Asset Management in accordance with procedures approved by the Company's Board of Directors. LGT Asset Management
takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security;
(ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). LGT Asset Management will monitor the liquidity of securities held by each Fund and the Portfolio and report periodically on such decisions to the Company's Board of Directors. Moreover, as noted in the Prospectus, certain securities, such as those subject to repatriation restrictions of more than seven days, will generally be treated as illiquid.

    FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Government Income Fund, the Strategic Income Fund or the Portfolio. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund or Portfolio. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Government Income Fund, the Strategic Income Fund or the Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

    NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL
REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Government Income Fund, the Strategic Income Fund or the Portfolio will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by the Government Income Fund, the Strategic

                  Statement of Additional Information Page 16

                             GT GLOBAL INCOME FUNDS
Income Fund and the Portfolio than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, LGT Asset Management will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

    CURRENCY FLUCTUATIONS. Because the Funds and the Portfolio, under normal circumstances, will invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of each Fund's and the Portfolio's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of each Fund's and the Portfolio's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's and the Portfolio's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund and the Portfolio. Moreover, if the value of the foreign currencies in which a Fund receives its income declines relative to the U.S. dollar between the receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates, and pace of business activity in the other countries, and the United States, and other economic and financial conditions affecting the world economy.

Although the Funds and the Portfolio value their assets daily in terms of U.S. dollars, the Funds and the Portfolio do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

    ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund or the Portfolio are uninvested and no return is earned thereon. The inability of a Fund or the Portfolio to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund or the Portfolio due to subsequent declines in value of the portfolio security or, if the Fund or the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. LGT Asset Management will consider such difficulties when determining the allocation of each Fund's or the Portfolio's assets, although LGT Asset Management does not believe that such difficulties will have a material adverse effect on the Funds' or the Portfolio's portfolio trading activities.

The Funds and the Portfolio may use foreign custodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to: (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian; (ii) maintaining appropriate safeguards to protect the Funds' and the Portfolio's investments and
(iii) possible difficulties in obtaining and enforcing judgments against such custodians.

    WITHHOLDING TAXES. Each Fund's and the Portfolio's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing the Fund's and the Portfolio's net investment income or delaying the receipt of income where those taxes may be recaptured. See "Taxes."

    SPECIAL CONSIDERATIONS AFFECTING EUROPE. The countries that are members of the European Economic Community ("Common Market") (Belgium, Denmark, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, the United Kingdom and Germany) eliminated certain import tariffs and quotas and other trade barriers with respect to one

                  Statement of Additional Information Page 17

                             GT GLOBAL INCOME FUNDS
another over the past several years. LGT Asset Management believes that this deregulation should improve the prospects for economic growth in many European countries. Among other things, the deregulation could enable companies domiciled in one country to avail themselves of lower labor costs existing in other countries. In addition, this deregulation could benefit companies domiciled in one country by opening additional markets for their goods and services in other countries. Since, however, it is not clear at this time what the exact form or effect of these Common Market reforms will be on business in Western Europe or the emerging European markets, it is impossible to predict the long-term impact of the implementation of these programs on the securities owned by the Funds or the Portfolio.

    SPECIAL CONSIDERATIONS AFFECTING JAPAN AND HONG KONG. The concentration of investments by a Fund or the Portfolio in Japan means that that Fund or the
Portfolio may be more volatile than a fund that is broadly diversified geographically. Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products, Japan has had difficult relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short and the long term. The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are not always equally enforced.

Hong Kong is a British colony which will transfer sovereignty to the Peoples Republic China in 1997. China has espoused policies antagonistic to free enterprise capitalism and democracy. There can be no guarantee that property rights will continue to be safeguarded in Hong Kong after 1997, although, recently China has moved toward free enterprise, and has established stock exchanges of its own.

--------------------------------------------------------------------------------

                             INVESTMENT LIMITATIONS

--------------------------------------------------------------------------------
Each Fund and the Portfolio has adopted the following investment limitations as fundamental policies which may not be changed without approval by the holders of the lesser of (i) 67% of that Fund's shares or the total beneficial interests of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of the Fund or the total beneficial interests of the Portfolio are represented, or (ii) more than 50% of the outstanding shares of the Fund or the total beneficial interests of the Portfolio. Whenever the High Income Fund is requested to vote on a change in the investment limitations of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.

                             GOVERNMENT INCOME FUND

The Government Income Fund may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information and subject to (14) below;

        (4) Acquire securities subject to restrictions on disposition of securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase over-the-counter options or hold assets set aside to cover over-the-counter options written by a Fund, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's total assets;

                  Statement of Additional Information Page 18

                             GT GLOBAL INCOME FUNDS

        (5) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

        (6) Make loans, except that the Fund may purchase debt securities and enter into repurchase agreements and make loans of portfolio securities;

        (7) Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

        (8) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with futures contracts subject to (14) below;

        (9) Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Fund's total assets. The Fund will not purchase securities while such borrowings are outstanding. This restriction shall not prevent the Fund from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for the 300% asset coverage;

       (10) Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

       (11) Invest in interests in oil, gas, or other mineral exploration or development programs;

       (12) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

       (13) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, the Fund's investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; or

       (14) Enter into a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts.

For purposes of the Fund's concentration policy contained in limitation (1) above, the Fund intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

The following investment policies of the Government Income Fund, are not fundamental policies and may be changed by vote of a majority of the Company's Board of Directors without shareholder approval. The Fund may not: (1) borrow money to purchase securities; and (2) invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer.

                             STRATEGIC INCOME FUND

The Strategic Income Fund may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund) except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities;

        (2) Invest in companies for the purpose of exercising control or management (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund);

        (3) Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell

                  Statement of Additional Information Page 19

                             GT GLOBAL INCOME FUNDS
    currencies  (including   forward  currency   exchange  contracts),   futures
    contracts and related options generally as described in the Prospectus and Statement of Additional Information and subject to (13) below;

        (4) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

        (5)  Make  loans,  except  that  the  Fund  may  invest  in  loans   and
    participations,   purchase  debt   securities  and   enter  into  repurchase
    agreements and make loans of portfolio securities;

        (6)  Sell  securities  short,  except  to  the  extent  that  the   Fund
    contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

        (7) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with futures contracts subject to (13) below;

        (8) Borrow money in excess of 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). This restriction shall not prevent the Fund from entering into reverse repurchase agreements and engaging in "roll"
    transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings;

        (9) Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

       (10) Invest in interests in oil, gas, or other mineral exploration or development programs;

       (11) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund);

       (12) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, the Fund's investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; or

       (13) Enter into a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts.

For purposes of the Fund's concentration policy contained in limitation (1) above, the Fund intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

The following investment policies are not fundamental policies and may be changed by vote of a majority of the Company's Board of Directors without shareholder approval. The Fund may not:

        (1) Invest more than 15% of its total assets in illiquid securities;

        (2) Borrow money to purchase securities and will not invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund.); and

        (3) Invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund).

                  Statement of Additional Information Page 20

                             GT GLOBAL INCOME FUNDS

               HIGH INCOME FUND AND GLOBAL HIGH INCOME PORTFOLIO

The High Income Fund and the Portfolio each may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the Fund) except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities;

        (2) Purchase or sell real estate, including real estate limited partnerships, provided that the Fund and the Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

        (3) Purchase or sell commodities or commodity contracts, except that the Fund and the Portfolio may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

        (4) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund and the Portfolio may be deemed an underwriter under federal or state securities laws;

        (5) Make loans, except that the Fund and the Portfolio may invest in loans and participations, purchase debt securities and enter into repurchase agreements and make loans of portfolio securities;

        (6) Purchase securities on margin, provided that the Fund and the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with the use of options, futures contracts, options thereon or forward currency contracts. The Fund and the Portfolio may make deposits of margin in connection with futures and forward contracts and options thereon;

        (7) Borrow money in excess of 33 1/3% of the Fund's or the Portfolio's total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). This restriction shall not prevent the Fund or the Portfolio from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund or the Portfolio may not exceed one-third of the Fund's or the Portfolio's respective total assets. In the event that the asset coverage for the Fund's or the Portfolio's borrowings falls below 300%, the Fund or the Portfolio will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings;

        (8) Mortgage, pledge, or in any other manner transfer as security for any indebtedness any of its assets, except to secure permitted borrowings. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be a pledge of the Fund's or the Portfolio's assets;

        (9) Invest in direct interests or leases in oil, gas, or other mineral exploration or development programs, however, the Fund or the Portfolio may invest in securities of companies that engage in these activities; or

       (10) With respect to 50% of its total assets, invest more than 5% of its assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the
    Fund).

For purposes of the Fund's and the Portfolio's concentration policy contained in limitation (1) above, they intend to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

The following investment policies are not fundamental policies and may be changed by vote of a majority of the Company's Board of Directors without shareholder approval. The Fund and the Portfolio each may not:

        (1) Invest in securities of an issuer if the investment would cause the Fund or the Portfolio to own more than 10% of any class of securities of any one issuer (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the Fund);

                  Statement of Additional Information Page 21

                             GT GLOBAL INCOME FUNDS

        (2) Invest in companies for the purpose of exercising control or management (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the Fund);

        (3) Purchase or retain the securities of any issuer, if, to the Fund's or the Portfolio's knowledge, one or more of the officers or Directors of the Company, the Fund's or the Portfolio's investment adviser, or distributor, each own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of the securities of such issuer;

        (4) Enter into a futures contract, an option on a futures contract or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's or the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund or the Portfolio has entered into;

        (5) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the Fund); or

        (6) Invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the Fund).

The Portfolio will comply with all state securities laws in any states in which the shares of the High Income Fund or any other investor, if any, in the Portfolio are registered for sale. Investors should refer to the Prospectus for further information with respect to each Fund's investment objectives, which may not be changed without the approval of the shareholders and the Portfolio's investment objectives, which may be changed without the approval of investors in the Portfolio, and other investment policies and techniques, which may be changed without shareholder approval.

--------------------------------------------------------------------------------

                             EXECUTION OF PORTFOLIO
                                  TRANSACTIONS

--------------------------------------------------------------------------------
Subject to policies established by the Company's Board of Directors, LGT Asset Management is responsible for the execution of the Government Income and Strategic Income Funds' and the Portfolio's portfolio transactions and the selection of broker/dealers that execute such transactions on behalf of these Funds and the Portfolio. In executing portfolio transactions, LGT Asset Management seeks the best net results for the Government Income and Strategic Income Funds and the Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although LGT Asset Management generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Funds and the Portfolio may engage in soft dollar arrangements for research services, as described below, neither the Funds nor the Portfolio has any obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Broker/dealers may receive commissions on futures, currency and options transactions.

Consistent with the interests of the Funds and the Portfolio, LGT Asset Management may select brokers to execute the Fund's and the Portfolio's portfolio transactions on the basis of the research and brokerage services they provide to LGT Asset Management for its use in managing the Funds and the Portfolio and its other advisory accounts. Such services may

                  Statement of Additional Information Page 22

                             GT GLOBAL INCOME FUNDS
include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by LGT Asset Management under the Management Contract (defined below). A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that LGT Asset Management determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of LGT Asset Management to the Funds and the Portfolio and its other clients and that the total commissions paid by the Funds and the Portfolio will be reasonable in relation to the benefits received by the Funds and the Portfolio over the long term. Research services may also be received from dealers who execute Fund transactions in over-the-counter markets.

LGT Asset Management may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Funds or the Portfolio toward payment of the Funds' or the Portfolio's expenses, such as transfer agent and custodian fees.

Investment decisions for each Fund and the Portfolio and for other investment accounts managed by LGT Asset Management are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts, including one or both Funds and the Portfolio. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds and the Portfolio are concerned, in other cases LGT Asset Management believes that coordination and the ability to participate in volume transactions will be beneficial to the Funds and the Portfolio.

Under a policy adopted by the Company's Board of Directors, and subject to the policy of obtaining the best net results, LGT Asset Management may consider a broker/dealer's sale of the shares of the Funds and the other funds for which LGT Asset Management serves as investment manager in selecting brokers and dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Funds and such other funds.

Each  Fund  and  the  Portfolio  contemplates  purchasing  most  foreign  equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by a Fund and the Portfolio in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs"), Continental Depository Receipts ("CDRs") or European Depository Receipts ("EDRs") or securities convertible into foreign equity securities. ADRs, ADSs, CDRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the United States or Europe, as the case may be.
ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds and the Portfolio may invest generally are traded in the over-the-counter markets.

The Funds and the Portfolio contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are members of Liechtenstein Global Trust. The Company's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal years ended October 31, 1994 and 1993 and the fiscal period October 22, 1992 (commencement of operations) to October 31, 1992, the Portfolio paid aggregate brokerage commissions of $24,000, $2,000 and $0. For the fiscal years ended October 31, 1994, 1993 and 1992, the Government Income Fund paid aggregate brokerage commissions of $92,397, $353,696 and $519,154, respectively. For the fiscal years ended October 31, 1994, 1993 and 1992, the Strategic Income Fund paid aggregate brokerage commissions of $134,876, $6,511 and $0, respectively.

                  Statement of Additional Information Page 23

                             GT GLOBAL INCOME FUNDS

PORTFOLIO TRADING AND TURNOVER
Each Fund and the Portfolio engages in portfolio trading when LGT Asset Management concludes that the sale of a security owned by a Fund and the Portfolio and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with each Fund's and the Portfolio's investment objectives, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although the Funds and the Portfolio generally do not intend to trade for short-term profits, the securities in each Fund's and the Portfolio's portfolio will be sold whenever LGT Asset Management believes it is appropriate to do so, without regard to the length of time a particular security may have been held (except to the extent necessary to avoid non-compliance with the "Short-Short Limitation" described below in "Taxes -- General"). The Government Income Fund, the Strategic Income Fund and the Portfolio each anticipates that its portfolio turnover rate will exceed 100%. A 100% portfolio turnover rate would occur if the lesser of the value of purchases or sales of portfolio securities for a Fund or the Portfolio for a year (excluding purchases of U.S. Treasury and other securities with a maturity at the date of purchase of one year or less) were equal to 100% of the average monthly value of the securities, excluding short-term investments, held by a Fund or the Portfolio during such year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that a Fund or the Portfolio will bear directly. The portfolio turnover rates for the Government Income Fund, Strategic Income Fund and the High Income Portfolio the last two fiscal years were as follows:

                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       OCTOBER 31, 1994   OCTOBER 31, 1993
                                                                                       -----------------  -----------------
Government Income Fund...............................................................           625%               495%
Strategic Income Fund................................................................           583%               310%
High Income Portfolio................................................................           178%               195%

The portfolio turnover rates for the Portfolio for the fiscal year ended October 31, 1993 and for the fiscal period October 22, 1992 (commencement of operations) to October 31, 1992 were 195% and 0%, respectively.

                  Statement of Additional Information Page 24

                             GT GLOBAL INCOME FUNDS

                            DIRECTORS, TRUSTEES AND
                               EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

The Company's By-Laws authorize a Board of Directors of between 1 and 25 persons, as fixed by the Board of Directors. Directors normally are elected by shareholders; however, a majority of remaining Directors may fill Director vacancies caused by resignation, death or expansion of the Board. The term "Directors" as used below refers to the Company's Directors and the Portfolio's Trustees collectively. The Company's Directors and executive officers and the Portfolio's Trustees and executive officers are listed below.

NAMES, POSITION(S) WITH THE              PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY/PORTFOLIO AND ADDRESS            EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
David A. Minella*, 42                    Director of Liechtenstein Global Trust (holding company of the various international LGT
Director, Chairman of the Board and      companies) since 1990; Director and President of LGT Asset Management since 1989; Director
President                                and President of GT Global since 1987; and Director and President of GT Services since
50 California Street                     1990. Prior to 1987, Mr. Minella held various positions with the Putnam Companies (a
San Francisco, CA 94111                  mutual fund and investment advisory organization). Mr. Minella also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by LGT Asset Management.

C. Derek Anderson, 53                    Chairman, Anderson Capital Management, Inc. from 1988 to present; Chairman, Plantagent
Director                                 Holdings, Ltd. from 1991 to present; Director, Munsingwear, Inc.; Director, American
220 Sansome Street                       Heritage Group Inc.; Director, T.L. Higgins Inc. and various other companies. Mr. Anderson
Suite 400                                also is a director or trustee of each of the other investment companies registered under
San Francisco, CA 94104                  the 1940 Act that is managed or administered by LGT Asset Management.

Frank S. Bayley, 55                      A partner with Baker & McKenzie (a law firm), and serves as Director and Chairman of C.D.
Director                                 Stimson Company (a private investment company); Trustee, Seattle Art Museum. Mr. Bayley
2 Embarcadero Center                     also is a director or trustee of each of the other investment companies registered under
San Francisco, CA 94118                  the 1940 Act that is managed or administered by LGT Asset Management.

Arthur C. Patterson, 52                  Managing Partner of Accel Partners (a venture capital firm). Mr. Patterson also serves as
Director                                 a director of various computing and software companies. Mr. Patterson also is a director
One Embarcadero Center                   or trustee of each of the other investment companies registered under the 1940 Act that is
Suite 3820                               managed or administered by LGT Asset Management.
San Francisco, CA 94111

Ruth H. Quigley, 59                      Private investor. From 1984 to 1986, Miss Quigley was President of Quigley Friedlander &
Director                                 Co., Inc. (a financial advisory services firm). Ms. Quigley also is a director or trustee
1055 California Street                   of each of the other investment companies registered under the 1940 Act that is managed or
San Francisco, CA 94108                  administered by LGT Asset Management.

F. Christian Wignall, 39                 Senior Vice President, Chief Investment Officer - Global Equities and a Director of LGT
Vice President and Chief Investment      Asset Management since 1987, and Chairman of the Global Investment Policy Committee of
Officer                                  affiliated international LGT companies since 1990.
- Global Equities
50 California Street
San Francisco, CA 94111

                  Statement of Additional Information Page 25

                             GT GLOBAL INCOME FUNDS

NAMES, POSITION(S) WITH THE              PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY/PORTFOLIO AND ADDRESS            EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
Gary Kreps, 48                           Senior Vice President and Chief Investment Officer - Global Fixed Income of LGT Asset
Vice President and Chief                 Management and a Director since 1992. Prior to joining LGT Asset Management, Mr. Kreps was
Investment Officer -                     Senior Vice President of the Putnam Companies from 1988 to 1992.
Global Fixed Income
50 California Street
San Francisco, CA 94111

Helge K. Lee, 48                         Senior Vice President, General Counsel and Secretary of LGT Asset Management, GT Global
Vice President and Secretary             and GT Services since May, 1994. Mr. Lee was the Senior Vice President, General Counsel
50 California Street                     and Secretary of Strong/Corneliuson Management, Inc. and Secretary of each of the Strong
San Francisco, CA 94111                  Funds from October, 1991 through May, 1994. For more than five years prior to October,
                                         1991, he was a shareholder in the law firm of Godfrey & Kahn, S.C., Milwaukee, Wisconsin.

James R. Tufts, 37                       Senior Vice President - Finance and Administration of LGT Asset Management, GT Global and
Vice President and Chief                 GT Services since 1994. Prior thereto, Mr. Tufts was Vice President - Finance of LGT Asset
Financial Officer                        Management and GT Global since 1987; Vice President - Finance of GT Services since 1990;
50 California Street                     and a Director of LGT Asset Management, GT Global and GT Services since 1991.
San Francisco, CA 94111

Kenneth W. Chancey, 50                   Vice President of LGT Asset Management and GT Global since 1992. Mr. Chancey was Vice
Vice President and Chief Accounting      President of Putnam Fiduciary Trust Company from 1989-1992.
Officer
50 California Street
San Francisco, CA 94111

Peter R. Guarino, 36                     Assistant General Counsel of LGT Asset Management, GT Global and GT Services since 1991.
Assistant Secretary                      From 1989 to 1991, Mr. Guarino was an attorney at The Dreyfus Corporation. Prior thereto,
50 California Street                     he was associated with Colonial Management Associates, Inc.
San Francisco, CA 94111

--------------
* Mr. Minella is an "interested person" of the Company as defined by the 1940 Act due to his affiliations with the LGT companies.

The Board has a Nominating and Audit Committee, composed of Miss Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Directors, reviewing audits of the Company and its funds and recommending firms to serve as independent auditors of the Company. Each of the Directors and officers of the Company is also a Director and officer of G.T. Investment Portfolios, Inc., and G.T. Global Developing Markets Fund, Inc. and a Trustee and officer of G.T. Global Growth Series, G.T. Greater Europe Fund, G.T. Global Variable Investment Trust, G.T. Global Variable Investment Series and Global Investment Portfolio, which also are registered investment companies managed by LGT Asset Management. Each of the individuals listed above serves as a Director or officer of the Company as well as a Trustee or officer of the
Portfolio. Each Director and Officer serves in total as a Director and or Trustee and Officer, respectively, of 9 registered investment companies with 38 series managed or administered by LGT Asset Management. Each Director or Trustee who is not a director, officer or employee of LGT Asset Management or any affiliated company is paid aggregate fees of $5,000 per annum, plus $300 per Fund for each meeting of the Board attended, and reimburses travel and other expenses incurred in connection with attendance at such meetings. Other Directors and officers receive no compensation or expense reimbursement from the Company. For the fiscal year ended December 31, 1994, the Company paid Mr. Anderson, Mr. Bayley, Mr. Patterson and Ms. Quigley Directors' fees and expense reimbursements of $37,114, $39,425, $31,941 and $33,178, respectively. For the
year ended               , 1994 Mr. Anderson, Mr. Bayley, Mr. Patterson and  Ms.
Quigley, who are not directors, officers, or employees of LGT Asset Management or any affiliated company, received total compensation of $86,260.80, $91,278.72, $74,492.00 and $78,665.19, respectively, from the 38 GT Global
Mutual Funds for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Directors contained no accrued or payable pension or retirement benefits. As of the date of this Statement of Additional Information, the officers and Directors and their families as a group do not own beneficially or of record any of the outstanding shares of any Fund. As of the date of this Statement, the officers and Directors and their families as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of either Fund or of all the Company's funds in the aggregate.

                  Statement of Additional Information Page 26

                             GT GLOBAL INCOME FUNDS

                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES
LGT Asset Management serves  as the Government Income  Fund's and the  Strategic
Income   Fund's  investment  manager  and   administrator  under  an  Investment
Management and Administration Contract between the Company and LGT Asset Management ("Company Management Contract") and as the Portfolio's investment manager and administrator under an Investment Management and Administration Contract between the Portfolio and LGT Asset Management ("Portfolio Management Contract") (collectively, "Management Contracts"). LGT Asset Management serves as the High Income Fund's administrator under an Administration Contract ("Administration Contract") between the Company and LGT Asset Management. The Administration Contract will not be deemed an advisory contract, as defined under the 1940 Act. As investment manager and administrator, LGT Asset Management makes all investment decisions for the Government Income Fund, the Strategic Income Fund and the Portfolio and as administrator, LGT Asset Management administers each Fund's and the Portfolio's affairs. Among other things, LGT Asset Management furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Company, the Funds, and the Portfolio and provides suitable office space, necessary small office equipment and utilities. For these services, the Government Income Fund and the Strategic
Income   Fund  each   pay  LGT   Asset  Management   investment  management  and
administration fees, based on the Funds' average daily net assets computed daily and paid monthly, at the annualized rate of .725% on the first $500 million,
 .70% on the next 1 billion, .675% on the next $1 billion, and .65% on amounts thereafter. The High Income Fund pays administration fees, computed daily and paid monthly, to LGT Asset Management at the annualized rate of 0.25% of the Fund's average daily net assets. In addition, the High Income Fund bears a pro rata portion of the investment management and administration fee paid by the Portfolio to LGT Asset Management. The Portfolio pays such fees, also computed daily and paid monthly at the annualized rate of .475% on the first $500 million, .45% on the next $1 billion, .425% on the next $1 billion, and .40% on amounts thereafter of its average daily net assets, plus 2% of the Portfolio's total investment income as stated in the Portfolio's Statement of Operations, calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a marked to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles.

The Company Management Contract took effect April 19, 1989, and had an initial two-year term. The Portfolio Management Contract and the Administration Contract each has an initial two-year term with respect to the Portfolio and the High Income Fund, respectively, from the date of the commencement of the Fund's operations. The Management Contracts may be (and the Company Management Contract has been) renewed for additional one-year terms thereafter, provided that any such renewal has been specifically approved at least annually by: (i) the Company's Board of Directors or by the vote of a majority of the Fund's or the Portfolio's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Directors or Trustees who are not parties to the Management Contract or the Administration Contract, as applicable, or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Company Management Contract was last approved with respect to the Government Income Fund and the Strategic Income Fund by the vote of the Board of Directors of the Company, including a majority of Trustees who are not parties to the Management Agreement or "interested person" of any such party on June 15, 1994 and was approved by the shareholders of each Fund on April 19, 1989. The Portfolio Management Contract and the Administration Contract were each approved by vote of the Company's Board of Directors on June 15, 1994, and by LGT Asset Management as the initial shareholder of the High Income Fund on October 21, 1992. The Management Contracts provide that with respect to the Government Income Fund, the Strategic Income Fund and the Portfolio, and the Administration Contract provides that with respect to the High Income Fund, either the Company, the Portfolio or LGT Asset Management may terminate the Contract without penalty upon sixty days' written notice to the other party. The Management Contracts and the Administration Contract terminate automatically in the event of their assignment (as defined in the 1940 Act). Prior to April 19, 1989, LGT Asset Management served as investment manager and administrator of the Government Income Fund and the Strategic Income Fund pursuant to predecessor investment management and administration contracts.

                  Statement of Additional Information Page 27

                             GT GLOBAL INCOME FUNDS

Under the Management Contracts, LGT Asset Management has agreed to waive its investment management and administration fees from a Fund and to reimburse such Fund to the extent necessary to assure that the Fund's annual expenses (exclusive of brokerage commissions, organizational expenses, taxes, interest, distribution-related expenses, certain expenses attributable to investing outside the U.S. and extraordinary expenses) do not exceed the most stringent expense limitations prescribed by any state in which the Fund's shares are offered for sale. As applied to the High Income Fund and the Portfolio, LGT
Asset Management has agreed to reduce the investment management and administration fee payable by the Portfolio by the amount by which the ordinary operating expenses (exclusive of organization expenses, interest, taxes, distribution-related expenses and extraordinary expenses) of the Portfolio for any fiscal year borne by the High Income Fund, together with the direct ordinary operating expenses (exclusive of brokerage commission, organization expenses, taxes, interest, distribution-related expenses and extraordinary expenses) of the High Income Fund, shall exceed the most stringent expense limitations prescribed by any state in which the shares of the High Income Fund are offered for sale. Currently, the most restrictive applicable limitation provides that a Fund's expenses may not exceed an annual rate of 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1 1/2% of assets in excess of that amount. In addition, LGT Asset Management and GT Global voluntarily have undertaken to limit the expenses of the Class A shares and the Class B shares of the Government Income Fund and the Strategic Income Fund (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual level of 1.85% and 2.50% of the average daily net assets of those respective classes of those Funds during each fiscal year. The expenses of the Class A shares and Class B shares of the High Income Fund (and such Fund's pro rata portion of the Portfolio's expenses) would be limited to the annual level of 2.20% and 2.85% of the average daily net assets of that Fund's Class A and Class B share. LGT Asset Management has agreed to reimburse a Fund if the Fund's annual ordinary expenses exceed those respective levels.

In each of the last three fiscal years the Government Income Fund paid investment management and administration fees to LGT Asset Management in the following amounts:

                                          YEAR ENDED OCTOBER 31,                                              AMOUNT PAID
-----------------------------------------------------------------------------------------------------------  -------------
1994.......................................................................................................   $ 6,390,750
1993.......................................................................................................     5,222,537
1992.......................................................................................................     3,716,967

In each of the last three fiscal years the Strategic Income Fund paid investment management and administration fees to LGT Asset Management in the following amounts:

                                          YEAR ENDED OCTOBER 31,                                              AMOUNT PAID
-----------------------------------------------------------------------------------------------------------  -------------
1994.......................................................................................................   $ 5,392,542
1993.......................................................................................................     1,568,540
1992.......................................................................................................       527,224

For the fiscal years ended October 31, 1994 and 1993, the Portfolio paid investment management and administrative fees of $2,266,420 and $547,543, respectively, to LGT Asset Management. For these same periods, the High Income Fund paid administration fees of $886,795 and $212,294, respectively, to LGT Asset Management. For the fiscal period October 22, 1992 (commencement of operations) to October 31, 1992 the Portfolio paid investment management and administration fees of $18 to LGT Asset Management. For this same period, the High Income Fund paid administration fees of $11 to LGT Asset Management.

DISTRIBUTION SERVICES
Each Fund's Class A and Class B shares are offered continuously through each Fund's principal underwriter and distributor, GT Global, on a "best efforts" basis pursuant to separate Distribution Contracts between the Company and GT Global. The Distribution Contracts were approved with respect to each of the Funds on June 15, 1994.

As described in the Prospectus, the Company has adopted separate Distribution Plans for each class of each Fund in accordance with the provisions of Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan," collectively, "Plans"). The rate of payments by each Fund under the Plans, as described in the Prospectus, may not be increased without the approval of the majority of the outstanding voting securities of that Fund. Each Fund makes no payments to any party other than GT Global, who is the distributor (principal underwriter) of each Fund's shares. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement. The

                  Statement of Additional Information Page 28

                             GT GLOBAL INCOME FUNDS
following table discloses payments made by the Government Income Fund and the Strategic Income Fund to GT Global under the Class A Plan and the Class B Plan for the fiscal year ended October 31, 1994.

                                                                                           CLASS A           CLASS B
                                                                                       ----------------  ----------------
                                                                                          YEAR ENDED        YEAR ENDED
                                                                                       OCTOBER 31, 1994  OCTOBER 31, 1994
                                                                                       ----------------  ----------------
Government Income Fund...............................................................     $2,199,725        $2,666,143
Strategic Income Fund................................................................     $1,055,022        $4,510,710
High Income Fund.....................................................................     $  575,897        $1,901,759

The Plans were last approved on June 15, 1994, by the Company's Board of Directors, including a majority of Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interests in the operation of the Plan or in any agreement related thereto ("Qualified Directors"). In approving the Plans, the Directors determined that the adoption of the Class B Plan or continuation of the Class A Plan, as applicable, was in the best interests of the shareholders of the Funds. Agreements related to the Plan also must be approved by such vote of the Directors and Qualified Directors as described above. A plan of distribution substantially similar to the Class A Plan was approved by the shareholders of each Fund on April 19, 1989 which was subsequently amended to reflect certain changes, including (i) reference to the addition of the Class B Plan, and (ii) changes in the rules of the National Association of Securities Dealers, Inc. ("NASD"). The Class B Plan for High Income Fund was approved by LGT Asset Management as initial sole shareholder of the Class B shares of that Fund on October 21, 1992. The Class B Plan took effect on October 22, 1992.

Each Plan requires that, at least quarterly, the Directors will review the amounts expended thereunder and the purposes for which such expenditures were made. Each Plan requires that so long as it is in effect the selection and nomination of Directors who are not "interested persons" of the Company will be committed to the discretion of the Directors who are not "interested persons" of the Company, as defined in the 1940 Act.

As discussed in the Prospectuses, GT Global collects sales charges on sales of Class A shares of the Funds, retains certain amounts of such charges and reallows other amounts of such charges to broker/dealers who sell shares.

The following tables reviews the extent of such activity during the last three fiscal years under a sales structure substantially similar to the current Class A structure:

                          YEAR ENDED OCTOBER 31, 1994

                                                                              SALES CHARGES    AMOUNTS       AMOUNTS
                                                                                COLLECTED     RETAINED      REALLOWED
                                                                              -------------  -----------  -------------
Government Income Fund......................................................   $ 2,518,304   $   169,742  $   2,348,562
Strategic Income Fund.......................................................     3,565,247       732,755      2,832,492
High Income Fund............................................................     1,888,649       330,237      1,558,412

                          YEAR ENDED OCTOBER 31, 1993

                                                                              SALES CHARGES    AMOUNTS       AMOUNTS
                                                                                COLLECTED     RETAINED      REALLOWED
                                                                              -------------  -----------  -------------
Government Income Fund......................................................   $ 4,074,000   $   196,160  $   3,878,840
Strategic Income Fund.......................................................     4,071,000             0      4,071,000
High Income Fund............................................................     1,584,000       211,360      1,372,640

                          YEAR ENDED OCTOBER 31, 1992

                                                                              SALES CHARGES    AMOUNTS       AMOUNTS
                                                                                COLLECTED     RETAINED      REALLOWED
                                                                              -------------  -----------  -------------
Government Income Fund......................................................   $ 8,931,000   $   437,940  $   8,493,060
Strategic Income Fund.......................................................     1,134,000       104,571      1,029,429

For the fiscal period October 22, 1992 (commencement of operations) to October 31, 1992, the High Income Fund collected sales charge in the amount of $245, retained amounts of $26 and allowed reallowed amounts of $219.

                          YEAR ENDED OCTOBER 31, 1991

                                                                              SALES CHARGES    AMOUNTS       AMOUNTS
                                                                                COLLECTED     RETAINED      REALLOWED
                                                                              -------------  -----------  -------------
Government Income Fund......................................................   $ 5,968,027   $   771,027  $   5,197,000
Strategic Income Fund.......................................................       467,702        69,702        398,000

                  Statement of Additional Information Page 29

                             GT GLOBAL INCOME FUNDS

GT Global receives no compensation or reimbursements relating to its distribution efforts with respect to Class A shares other than as described above. GT Global receives any contingent deferred sales charges payable with respect to redemptions of Class B shares. The following table discloses the amount of CDSCs collected by GT Global with regard to the GT Global Income Funds for the periods shown.

                             GOVERNMENT INCOME FUND

                                                                                         CDSCS
YEAR ENDED OCTOBER 31,                                                                 COLLECTED
-----------------------------------------------------------------------------------  -------------
    1994...........................................................................    $ 809,221
    1993...........................................................................      104,329
    1992 (Period October 22, 1992 to October 31, 1992).............................

                             STRATEGIC INCOME FUND

                                                                                         CDSCS
YEAR ENDED OCTOBER 31,                                                                 COLLECTED
-----------------------------------------------------------------------------------  -------------
    1994...........................................................................   $ 1,084,779
    1993...........................................................................       163,669
    1992 (Period October 22, 1992 to October 31, 1992).............................

                                HIGH INCOME FUND

                                                                                         CDSCS
YEAR ENDED OCTOBER 31,                                                                 COLLECTED
-----------------------------------------------------------------------------------  -------------
    1994...........................................................................   $   990,675
    1993...........................................................................       113,510
    1992 (Period October 22, 1992 to October 31, 1992).............................             0

TRANSFER AGENCY SERVICES
G.T. Global Investor Services, Inc. ("Transfer Agent") has been retained by each Fund, to perform shareholder servicing, reporting and general transfer agent functions for each Fund. For these services, the Transfer Agent receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. The Transfer Agent also is reimbursed by each Fund, for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

EXPENSES OF THE FUNDS
The Fund pays all expenses not assumed by LGT Asset Management, GT Global and other agents. These expenses include, in addition to the advisory, distribution, transfer agency and brokerage fees discussed above, legal and audit expenses, custodian fees, directors' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and the expenses of reports and prospectuses sent to existing investors. The allocation of general Company expenses and expenses shared by the Funds and other funds organized as series of the Company are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of each Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by each Fund and the Portfolio generally are higher than the comparable expenses of such other funds.

--------------------------------------------------------------------------------

                            VALUATION OF FUND SHARES

--------------------------------------------------------------------------------
As described in the Prospectus, each Fund's net asset value per share for each class of shares is determined at the close of regular trading on The New York Stock Exchange ("NYSE") (currently, 4:00 P.M. Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing business
time)   on   each   business    day   the   NYSE    is   open   for    business.

                  Statement of Additional Information Page 30

                             GT GLOBAL INCOME FUNDS
Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund's and the Portfolio's portfolio securities and other assets are valued as follows:

Equity securities, including ADRs, ADSs and EDRs, which are traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management to be the primary market.

Long-term debt obligations are valued at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when LGT Asset Management deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations represent fair value.

Options on indices, securities and currencies purchased by a Fund or the Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by LGT Asset Management on that day. When market quotations for futures and options on futures held by a Fund or the Portfolio are readily available, those positions will be valued based upon such quotations.

Securities and other assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

The fair value of any other assets is added to the value of all securities positions to arrive at the value of a Fund's or the Portfolio's total assets. The Fund's or the Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's or the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If none of these alternatives are available or none are deemedto provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Directors, in good faith, will establish a conversion rate for such currency.

European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Funds' respective net
asset   values  therefore  may   not  take  place   contemporaneously  with  the
determination of the prices of securities held by the Funds. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Funds' net asset values unless LGT Asset Management, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect net asset value. As a result, a Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

                  Statement of Additional Information Page 31

                             GT GLOBAL INCOME FUNDS

                       INFORMATION RELATING TO SALES AND
                                  REDEMPTIONS

--------------------------------------------------------------------------------

PAYMENT AND TERMS OF OFFERING
Payment for Class A or Class B shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectuses. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.

As a condition of this offering, if an order to purchase either class of shares is cancelled due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by a Fund by reason of such cancellation, and if such purchaser is a shareholder, that Fund shall have the authority as agent of the shareholder to redeem shares in his or her account at their then-current net asset value per share to reimburse that Fund for the loss incurred. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Funds reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on a Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. To protect existing shareholders, the Funds reserve the right to reject any offer for a purchase of shares by any individual.

SALES OUTSIDE THE UNITED STATES
Sales of Fund shares made through brokers outside the United States will be at net asset value plus a sales commission, if any, established by that broker or by local law; such a commission, if any, may be more or less than the sales charges listed in the sales charge table included in the Prospectuses.

LETTER OF INTENT -- CLASS A SHARES
The Letter of Intent ("LOI") is not a binding obligation to purchase the indicated amount. During such time as Class A shares are held in escrow under an LOI to assure payment of applicable sales charges if the indicated amount is not met, all dividends and capital gain distributions on escrowed shares will be reinvested in additional Class A shares or paid in cash, as specified by the shareholder. If the intended investment is not completed within the specified 13-month period, the purchaser must remit to GT Global the difference between the sales charge actually paid and the sales charge which would have been applicable if the total Class A purchases had been made at a single time. If this amount is not paid to GT Global within 20 business days after written request, the appropriate number of escrowed shares will be redeemed and the proceeds paid to GT Global.

A registered investment adviser, trust company or trust department seeking to execute an LOI as a single purchaser with respect to accounts over which it exercises investment discretion is required to provide the Transfer Agent with information establishing that it has discretionary authority with respect to the money invested (e.g., by providing a copy of the pertinent investment advisory agreement). Class A shares purchased in this manner must be restrictively registered with the Transfer Agent so that only the investment adviser, trust company or trust department, and not the beneficial owner, will be able to place purchase, redemption and exchange orders.

AUTOMATIC INVESTMENT PLAN -- CLASS A SHARES AND CLASS B SHARES
To establish participation in the Funds' Automatic Investment Plan ("AIP"), investors or their brokers should specify whether the investment will be in Class A shares or Class B shares and send the following documents to the Transfer Agent: (1) an AIP Application; (2) a Bank Authorization Form; and (3) a voided personal check from the pertinent bank account. The necessary forms are provided at the back of the prospectus. Providing that an investor's bank accepts the Bank Authorization Form, investment amounts will be drawn on the designated dates (monthly on the 25th day or beginning quarterly on the 25th day of the month the investor first selects) in order to purchase full and fractional shares of a Fund at the public offering price determined on that day. In the event that the 25th day falls on a Saturday, Sunday or holiday, shares will be purchased on the next business day. If an investor's check is returned because of insufficient funds, a stop payment order or the account is closed, the AIP may be discontinued, and any share purchase made upon deposit of such check may be cancelled. Furthermore, the shareholder will be liable for any loss incurred by a Fund by reason of such

                  Statement of Additional Information Page 32

                             GT GLOBAL INCOME FUNDS
cancellation. Investors should allow one month for the establishment of an AIP. An AIP may be terminated by the Transfer Agent or the Funds upon 30 days' written notice or by the participant, at any time, without penalty, upon written notice to the pertinent Fund or the Transfer Agent.

EXCHANGES BETWEEN FUNDS
Shares of each Fund may be exchanged for shares of other GT Global Mutual Funds, based on their respective net asset values without imposition of any sales charges provided that the registration remains identical. Class A shares may be exchanged only for Class A shares of other GT Global Mutual Funds. Class B shares may be exchanged only for Class B shares of other GT Global Mutual Funds. The exchange privilege is not an option or right to purchase shares but is permitted under the current policies of the respective GT Global Mutual Funds. The privilege may be discontinued or changed at any time by any of the funds upon 60 days' prior notice to the shareholders of such Fund and is available only in states where the exchange may be made legally. Before purchasing shares through the exercise of the exchange privilege, a shareholder should obtain and read a copy of the prospectus of the fund to be purchased and should consider the investment objective(s) of the fund.

TELEPHONE REDEMPTIONS
A corporation or partnership wishing to utilize telephone, telex or telegram redemption services must submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names, titles and the required number of signatures of persons authorized to act on its behalf. The certificate must be signed by a duly authorized officer(s) and, in the case of a corporation, the corporate seal affixed. All shareholders may request that redemption proceeds be transmitted by bank wire directly to the shareholder's predesignated account at a domestic bank or savings institution, if the proceeds are at least $1,000. Costs in connection with the administration of this service, including wire charges, currently are borne by the appropriate Fund. Proceeds of less than $1,000 will be mailed to the shareholder's registered address of record. The Funds and the Transfer Agent reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption options upon 30 days written notice.

SYSTEMATIC WITHDRAWAL PLAN
Shareholders of a Fund owning Class A or Class B shares with a value of $10,000 or more, may establish a Systematic Withdrawal Plan ("SWP"). Under a SWP, a shareholder will receive monthly or quarterly payments, in amounts of not less than $100 per payment, through the automatic redemption of the necessary number of shares on the designated dates (monthly on the 25th day or beginning quarterly on the 25th day of the month the investor first selects). In the event that the 25th day falls on a Saturday, Sunday or holiday, the redemption will take place on the prior business day. Certificates, if any, for the shares being redeemed must be held by the Transfer Agent. Checks will be made payable to the designated recipient and mailed within seven days. If the recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the SWP application (see "How to Redeem Shares" in the Prospectuses). A corporation (or partnership) also must submit a "Corporation Resolution" or "Certificate of Partnership" indicating the names, titles, and signatures of the individuals authorized to act on its behalf, and the SWP application must be signed by a duly authorized officer(s) and the corporate seal affixed.

With respect to a SWP, the maximum annual SWP withdrawal is 12% of the initial account value. Withdrawals in excess of 12% of the initial account value annually may result in assessment of a contingent deferred sales charge. See "How to Invest" in the Prospectus.

Shareholders should be aware that such systematic withdrawals may deplete or use up entirely the initial investment and result in realized long-term or short-term capital gains or losses. The SWP may be terminated at any time by the Transfer Agent or a Fund upon 30 days' written notice or by a shareholder upon written notice to a Fund or its Transfer Agent. Applications and further details regarding establishment of a SWP are provided at the back of the Funds' Prospectus.

SUSPENSION OF REDEMPTION PRIVILEGES
The Funds may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received during any period (1) when the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as directed by the SEC, (2) when an emergency exists, as defined by the SEC, which would prohibit the Funds from disposing of their portfolio securities or in fairly determining the value of their assets, or (3) as the SEC may otherwise permit.

REDEMPTIONS IN KIND
It is possible that conditions may arise in the future which would, in the opinion of the Company's Board of Directors, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of a Fund, so called "redemption in kind." Payments of redemption in kind

                  Statement of Additional Information Page 33

                             GT GLOBAL INCOME FUNDS
will be made in readily marketable securities. Such securities would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs in selling any such securities so received. However, despite the foregoing, the Company has filed with the SEC an election pursuant to Rule 18f-1 under the 1940 Act. This means that each Fund will pay in cash all requests for redemption made by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the value of the net assets of the Fund at the beginning of such period. This election is irrevocable so long as Rule 18f-1 remains in effect, unless the SEC by order upon application permits the withdrawal of such election.

--------------------------------------------------------------------------------

                                     TAXES

--------------------------------------------------------------------------------

TAXATION OF THE FUNDS
Each Fund is treated as a separate corporation for federal income tax purposes. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options or Futures (other than those on foreign currencies), or foreign currencies (or options, Futures or Forward Contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and Futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities of the issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. The High Income Fund, as an investor in the Portfolio, is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether that Fund satisfies all the requirements described above to qualify as an RIC.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

See the next section for a discussion of the tax consequences to the High Income Fund of hedging transactions engaged in, and investments in passive foreign investment companies ("PFIC") and other foreign securities by, the Portfolio.

TAXATION OF THE PORTFOLIO -- GENERAL
The Portfolio is treated as a partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, the Portfolio is not subject to federal income tax; instead, the High Income Fund, as an investor in the Portfolio, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any cash distributions from the Portfolio. The Portfolio also is not subject to New York income or franchise tax.

Because, as noted above, the High Income Fund is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether that Fund satisfies the requirements to qualify as a RIC, the Portfolio intends to conduct its operations so that the High Income Fund will be able to satisfy all those requirements.

                  Statement of Additional Information Page 34

                             GT GLOBAL INCOME FUNDS

Distributions to the High Income Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in that Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds that Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of that Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The High Income Fund's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property that Fund invests in the Portfolio, increased by that Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to that Fund and (b) that Fund's share of the Portfolio's losses.

TAXATION OF CERTAIN INVESTMENT ACTIVITIES
For purposes of the following discussion, "Investor Fund" means the Government Income Fund, the Strategic Income Fund or the Portfolio.

    FOREIGN TAXES. Interest and dividends received by an Investor Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets (taking into account, in the case of the High Income Fund, its proportionate share of the Portfolio's assets) at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by it (taking into account, in the case of the High Income Fund, its proportionate share of these taxes paid by the Portfolio. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income (taking into account, in the case of the High Income Fund, its proportionate share of the Portfolio's income) from sources within, and taxes paid to, foreign countries if it makes this election.

    PASSIVE FOREIGN INVESTMENT COMPANIES. Each Investor Fund may invest in the stock of PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a part (or, in the case of the High Income Fund, its proportionate share of a part) of any "excess distribution" received by it (or, in the case of the High Income Fund, by the Portfolio) on the stock of a PFIC or of any gain on the Fund's (or, in the case of the High Income Fund, the Portfolio's) disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be
taxable  to  the  Fund  to  the  extent  that  income  is  distributed  to   its
shareholders.

If an Investor Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Investor Fund (or, in the case of the Portfolio, the High Income Fund) will be required to include in income each taxable year its pro rata share of the QEF's ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax -- even if those earnings and gain were not received thereby. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The "Tax Simplification and Technical Corrections Bill of 1993," passed in May 1994 by the House of Representatives, would substantially modify the taxation of U.S. shareholders of foreign corporations, including eliminating the provisions described above dealing with PFICs and replacing them (and other provisions) with a regulatory scheme involving entities called "passive foreign corporations." Three similar bills were passed by Congress in 1991 and 1992 and vetoed. It is unclear at this time whether, and in what form, the proposed modifications may be enacted into law.

Pursuant to proposed regulations, open-end RIC such as the Funds, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

                  Statement of Additional Information Page 35

                             GT GLOBAL INCOME FUNDS

    OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS. The Investors Funds' use of hedging transactions, such as selling (writing) and purchasing options and Futures Contracts and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the character and timing of recognition of the gains and losses an Investor Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, Futures and Forward Contracts derived by an Investor Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement for that Investor Fund (or, in the case of the Portfolio, the High Income Fund). However, income from the disposition by an Investor Fund of options and Futures (other than those on foreign currencies) will be subject to the Short-Short Limitation for that Investor Fund (or, in the case of the Portfolio, the High Income Fund) if they are held for less than three months. Income from the disposition by an Investor Fund of foreign currencies, and options, Futures and Forward Contracts on foreign currencies, that are not directly related to its principal business of investing in securities, also will be subject to the Short-Short Limitation for that Investor Fund (or, in the case of the Portfolio, the (or options and Futures with respect thereto) Income Fund) if they are held for less than three months.

If an Investor Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether that Investor Fund (or, in the case of the Portfolio, the High Income Fund) satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Investor Fund intends that, when it engages in hedging transactions, it will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all those transactions. To the extent this treatment is not available, an Investor Fund may be forced to defer the closing out of certain options, Futures, Forward Contracts on foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for that Investor Fund (or, in the case of the Portfolio, the High Income Fund) to continue to qualify as a RIC.

Futures and  Forward Contracts  that are  subject to  section 1256  of the  Code
(other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by an Investor Fund at the end of its taxable year generally will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 988 of the Code also may apply to foreign-currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies. Each gains and losses from transaction in foreign currencies, section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Each Investor Fund attempts to monitor section 988 transactions to minimize any adverse tax impact.

TAXATION OF THE FUNDS' SHAREHOLDERS
Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A portion of the dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund (directly or through a Portfolio) from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Dividends paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. Distributions of net capital gain are not subject to withholding, but in the case of a foreign shareholder who is a nonresident alien individual, those distributions

                  Statement of Additional Information Page 36

                             GT GLOBAL INCOME FUNDS
ordinarily will be subject to U.S. income tax at a rate of 30% (or lower treaty rate) if the individual is physically present in the United States for more than 182 days during the taxable year and the distributions are attributable to a fixed place of business maintained by the individual in the United States.

The foregoing is a general and abbreviated summary of certain federal income tax considerations affecting the Funds, their shareholders and the Portfolio.
Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from a Fund.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

LIECHTENSTEIN GLOBAL TRUST
Liechtenstein Global Trust, formerly BIL GT Group, is composed of LGT Asset Management and its worldwide affiliates. Other worldwide affiliates of the Liechtenstein Global Trust include LGT Bank in Liechtenstein, formerly Bank in Liechtenstein, an international financial services institution founded in 1920. LGT Bank in Liechtenstein has principal offices in Vaduz, Liechtenstein. Its subsidiaries currently include LGT Bank in Liechtenstein (Deutschland) GmbH, formerly Bank in Liechtenstein (Frankfurt) GmbH, and LGT Asset Management AG, formerly Bilfinanz und Verwaltung AG, located in Zurich, Switzerland.

Worldwide   asset  management  affiliates  also   currently  include  LGT  Asset
Management PLC, formerly G.T. Management PLC in London; LGT Asset Management Ltd., formerly G.T. Management (Asia) Ltd. in Hong Kong; LGT Investment Trust Management Ltd., formerly G.T. Management (Japan) in Tokyo; LGT Asset Management Pte. Ltd., formerly G.T. Management (Singapore) PTE Ltd. in Singapore; LGT Asset Management Ltd., formerly G.T. Management (Australia) Ltd., in Sydney; and LGT Asset Management GmbH, formerly BIL Asset Management, GmbH, in Frankfurt, Germany.

CUSTODIAN
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of each Fund's and the Portfolio's assets. State Street is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Funds and the Portfolio to be held in separate accounts outside the United States in the custody of non-U.S. banks.

INDEPENDENT ACCOUNTANTS
The Funds' and the Portfolio's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston Massachusetts 02109. Coopers & Lybrand L.L.P. conducts audits of each Fund's and the Portfolio's financial statements, assists in the preparation of the Funds' federal and state income tax returns and consults with the Company, the Funds and the Portfolio as to matters of accounting, regulatory filings, and federal and state income taxation.

The audited financial statements of the Funds and the Portfolio included in this Statement of Additional Information have been examined by Coopers & Lybrand L.L.P., as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of said firm as experts in accounting and auditing.

USE OF NAME
LGT Asset Management has granted the Funds and the Portfolio the right to use the "GT" and "GT Global" names and has reserved the right to withdraw its consent to the use of such names by the Company, the Funds and/or the Portfolio at any time, or to grant the use of such names to any other company.

                  Statement of Additional Information Page 37

                             GT GLOBAL INCOME FUNDS

                               INVESTMENT RESULTS

--------------------------------------------------------------------------------

A Fund's "Standardized Return", as referred to in the Prospectuses (see "Other Information -- Performance Information" in the Prospectus), is calculated separately for Class A, Class B and Advisor Class shares of each Fund, as follows: Standardized Return ("T") is computed by using the value at the end of the period ("EV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC:
P(1+T)(n) = EV. The following assumptions will be reflected in with respect to Class A shares computations made in accordance with this formula: (1) for Class A shares, deduction of the maximum sales charge with respect to Class B shares of 4.75% from the $1,000 initial investment; (2) for Class B shares, deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period; (3) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Board; and (4) a complete redemption at the end of any period illustrated.

The Funds' Standardized Returns, for their Class A shares, stated as average annualized total returns, at October 31, 1994, were as follows:

                                                                               GOVERNMENT      STRATEGIC     HIGH INCOME
PERIOD                                                                         INCOME FUND    INCOME FUND       FUND
----------------------------------------------------------------------------  -------------  -------------  -------------
Year ended October 31, 1994.................................................      (13.19)%       (14.69)%       (10.89)%
October 31, 1989 through October 31, 1994...................................        6.61%          8.66%         N/A
March 29, 1988 through October 31, 1994.....................................        6.30%          7.88%         N/A
October 22, 1992 through October 31, 1994...................................     N/A            N/A              12.96   %

The Funds' Standardized Returns for their Class B shares, which were first offered on October 22, 1992, stated as average annual total returns, at October 31, 1994, were as follows:

                                                                               GOVERNMENT      STRATEGIC     HIGH INCOME
PERIOD                                                                         INCOME FUND    INCOME FUND       FUND
----------------------------------------------------------------------------  -------------  -------------  -------------
Year ended October 31, 1994.................................................      (13.29)%       (15.02)%       (11.20)%
October 22, 1992 through October 31, 1994...................................        2.64%          7.60%         13.24%

"Non-Standardized Return," as referred to in the Prospectus, is calculated for a specified period of time by assuming the investment of $1,000 in Fund shares and further assuming the reinvestment of all dividends and other distributions made to Fund shareholders in additional Fund shares at their net asset value. Percentage rates of return are then calculated by comparing this assumed initial investment to the value of the hypothetical account at the end of the period for which the Non-Standardized Return is quoted. As discussed in the Prospectus, the Funds may quote Non-Standardized Total Returns that do not reflect the effect of sales charges. Non-Standardized Returns may be quoted for the same or different time periods for which Standardized Returns are quoted. The Funds' Non-Standardized Returns for their Class A shares, stated as aggregate total returns, at October 31, 1994, were as follows:

                                                                               GOVERNMENT      STRATEGIC     HIGH INCOME
PERIOD                                                                         INCOME FUND    INCOME FUND       FUND
----------------------------------------------------------------------------  -------------  -------------  -------------
Year ended October 31, 1994.................................................       (8.87)%       (10.44)%        (6.45)%
March 29, 1988 through October 31, 1994.....................................       57.04%         73.11%         N/A
October 22, 1992 through October 31, 1994...................................       N/A          N/A              34.38   %

The Funds' Non-Standardized Returns for its Class B shares which were first offered on October 22, 1993, stated as aggregate total returns, at October 31, 1994, were as follows:

                                                                               GOVERNMENT      STRATEGIC     HIGH INCOME
PERIOD                                                                         INCOME FUND    INCOME FUND       FUND
----------------------------------------------------------------------------  -------------  -------------  -------------
Year ended October 31, 1994.................................................       (9.39)%       (11.02)%        (6.99)%
October 22, 1992 through October 31, 1994...................................        9.41%         19.99%         32.63%

                  Statement of Additional Information Page 38

                             GT GLOBAL INCOME FUNDS

The Funds' Non-Standardized Returns for the Funds' Class A shares stated as average annualized total returns, at October 31, 1994, were as follows:

                                                                               GOVERNMENT      STRATEGIC     HIGH INCOME
PERIOD                                                                         INCOME FUND    INCOME FUND       FUND
----------------------------------------------------------------------------  -------------  -------------  -------------
Year ended October 31, 1994.................................................       (8.87)%       (10.44)%        (6.45)%
October 31, 1989 through October 31, 1994...................................        7.65%          9.73%         N/A
March 29, 1988 through October 31, 1994.....................................        7.08%          8.68%         N/A
October 22, 1992 through October 31, 1994...................................     N/A            N/A              15.71   %

The Funds' Non-Standardized Returns for its Class B shares which were first offered on October 22, 1992, stated as average annual total returns, at October 31, 1993, were as follows:

                                                                               GOVERNMENT      STRATEGIC     HIGH INCOME
PERIOD                                                                         INCOME FUND    INCOME FUND       FUND
----------------------------------------------------------------------------  -------------  -------------  -------------
Year ended October 31, 1994.................................................       (9.39)%       (11.02)%        (6.99)%
October 22, 1992 through October 31, 1994...................................        4.54%          9.42%         14.97%

Standardized and Non-Standardized Returns are not presented for the Advisor Class shares because no shares of that class were outstanding during the fiscal year ended October 31, 1994.

Current yield ("YIELD"), which is calculated separately for Class A and Class B shares of each fund, is computed by dividing the difference between dividends and interest earned during a one-month period ("a") and expenses accrued for the period (net of reimbursements) ("b") by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends ("c") and the maximum offering price per share on the last day of the period ("d") according to the following formula as required by the Securities and Exchange Commission:

                   a-b
YIELD =   2     [( --  + 1  )   to the power of 6-1]
                   cd

The current yields of the Class A shares of the Government Income Fund, Strategic Income Fund and the High Income Fund for the one month period ended October 31, 1994, were 9.85%, 9.88% and 9.05%, respectively. The current yields of the Class B shares of Government Income Fund, Strategic Income Fund and High Income Fund for the one month period ended October 31, 1994 were 9.68%, 9.72%, and 8.82%, respectively.

As of October 22, 1992, the investment objectives and policies of the Strategic Income Fund were changed to high current income, primarily, and capital appreciation, secondarily. Prior to October 22, 1992, the Strategic Income Fund operated as the GT Global Bond Fund and had investment objectives which sought primarily, capital appreciation and moderate current income, secondarily. The total returns and yield for the Strategic Income Fund were primarily achieved under the Strategic Income Fund's prior investment objectives.

Each Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of a Fund, so that current or past yield or total return should not be considered representations of what an investment in a Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing a Fund's investment results with those published for other investment companies and other investment vehicles. A Fund's results also should be considered relative to the risks associated with such Fund's investment objectives and policies. Each Fund will include performance data for both Class A and Class B shares of the Fund in any advertisement or information including performance data for such Fund.

Each Fund and GT Global, from time to time, may compare the Funds with the following:

        (1) Various Salomon Brothers World Bond Indices, which measure the total return performance of high quality non-U.S. dollar denominated securities in major sectors of the worldwide bond markets including the Salomon Brothers
    World Government Bond Index, which is a widely used index of ten year government bonds with remaining maturities greater than one year.

        (2) The Shearson Lehman Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. Government (excluding mortgage backed securities), and all public, fixed rate, non-convertible

                  Statement of Additional Information Page 39

                             GT GLOBAL INCOME FUNDS
    investment grade domestic corporate debt rated at least Baa by Moody's or BBB by S&P, or, in the case of nonrated bonds, BBB by Fitch Investors Service (excluding Collateralized Mortgage Obligations).

        (3) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

        (4) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

        (5) Data and mutual fund rankings and comparisons published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), CDA/Wiesenberger Investment Company Services ("CDA/Wiesenberger"), Morningstar, Inc. ("Morningstar") and/or other companies that rank or compare mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard, each Fund may be compared to the Fund's "peer group" as defined by Lipper, CDA/Wiesenberger, Morningstar and/or other firms, as applicable or to specific funds or groups of funds within or without such peer group. Morningstar is a mutual fund rating service that also rates mutual funds on the basis of risk-adjusted performance. Morningstar ratings are calculated from a fund's three, five and ten year average annual returns with appropriate fee adjustments and a risk factor that reflects fund performance relative to the three-month U.S. Treasury bill monthly returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. The ratings are subject to change each month.

        (6) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

        (7) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

        (8) Standard & Poor's 500 Composite Stock Price Index which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the U.S.

        (9) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-backed fixed income securities and the Salomon Brothers Brady Bond Index which measures the total return performance of Brady Bonds issued since March, 1990, and are issued in U.S. dollar denominated instruments.

       (10) Dow Jones Industrial Average.

       (11) CNBC/Financial News Composite Index.

       (12) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE index is an unmanaged index of more than 1,000 companies of Europe, Australia and the Far East.

       (13) International Finance Corporation (IFC) Emerging Markets Data Base which provides detailed statistics on bond and stock markets in developing countries

       (14) J.P. Morgan & Co. Bond Indices, including, among others, the J.P. Morgan Traded Government Bond Index which is an index composed of liquid non-U.S. fixed income securities based on market weightings and currency since 1986.

       (15) Salomon Brothers World Government Bond Index and Salomon Brothers World Government Bond Index-Non-U.S. are each a widely used index composed of world government bonds.

       (16) The World Bank Publication of Trends in Developing Countries (TIDE) provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

       (17) Salomon Brothers Global Telecommunications Index is composed of telecommunications companies in the developing and emerging countries.

                  Statement of Additional Information Page 40

                             GT GLOBAL INCOME FUNDS

       (18) Datastream and Worldscope, each is an on-line database retrieval service for information including but not limited to international financial and economic data.

       (19) International Financial Statistics, which is produced by the International Monetary Fund.

       (20) Various publications and reports produced by the World Bank and its affiliates.

       (21) Various publications from the International Bank for Reconstruction and Development/The World Bank.

       (22) Various publications including but not limited to ratings agencies such as Moody's Investors Services, Fitch Investors Service, Standard & Poor's Ratings Group.

       (23) Wilshire Associates which is an on-line database for international financial and economic data including performance measure for a wide range of securities.

       (24) Various publications from the Organization for Economic Cooperation and Development (OECD).

Indices, economic and financial data prepared by the research departments of such financial organizations as Salomon Brothers, Inc., Lehman Brothers, Merrill Lynch, Pierce, Fenner & Smith, Inc. J. P. Morgan, Morgan Stanley, Smith Barney Shearson, S.G. Warburg, Jardine Flemming, Barings Securities, The Bank for International Settlements, Asian Development Bank, Bloomberg, L.P. and Ibbottson Associates may be used as well as information reported by the Federal Reserve and the respective Central Banks of various nations. In addition, performance rankings, ratings and commentary reported periodically in national financial publications, included but not limited to Money Magazine, Smart Money, Global Finance, EuroMoney, Financial World, Forbes, Fortune, Business Week, Latin Finance, the Wall Street Journal, Emerging Markets Weekly, Kiplinger's Guide To Personal Finance, Barron's, The Financial Times, USA Today, The New York Times, Far Eastern Economic Review, The Economist and Investors Business Digest. Each Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above and other indices which may be developed and made available.

From time to time, each Fund and GT Global may refer to the number of shareholders in the Fund or the aggregate number of shareholders in all GT Global Mutual Funds or the dollar amount of Fund assets under management in advertising materials.

GT Global believes the GT Global Income Funds can be an appropriate investment for long-term investment goals including but not limited to funding retirement, paying for education or purchasing a house. The GT Global Income Funds do not represent a complete investment program and the investors should consider the Funds as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals.

GT Global believes that a growing number of consumer products, including but not limited to home appliances, automobiles and clothing, purchased by Americans are manufactured abroad. GT Global believes that investing globally in the companies that produce products for U.S. consumers can help U.S. investors seek protection of the value of their assets against the potentially increasing costs of foreign manufactured goods. Of course, there can be no assurance that there will be any correlation between global investing and the costs of such foreign goods unless there is a corresponding change in value of the U.S. dollar to foreign currencies. From time to time, GT Global may refer to or advertise the names of such companies although there can be no assurance that any GT Global Mutual Fund may own the securities of these companies.

Each Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above which may be developed and made available in the future. Each Fund may be compared in advertising to Certificates of Deposit (CDs), the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities chosen to represent the ten largest Consumer Metropolitan statistical areas, or other investments issued by banks. Each Fund differs from bank investments in several respects. Each Fund may offer greater liquidity or higher potential returns than CDs; but unlike CDs, the Fund will have a fluctuating share price and return and is not FDIC insured.

Each Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service which monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, each Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

                  Statement of Additional Information Page 41

                             GT GLOBAL INCOME FUNDS

GT Global may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, GT Global may describe general principles of investing, such as asset allocation, diversification and risk tolerance.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

GT Global Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. Each funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, GT Global may reference or discuss its products and services, which may include: retirement investing; the effects of dollar-cost averaging and saving for college or a home. In addition, GT Global may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

Each Fund may discuss its Quotron number, CUSIP number, and its current portfolio management team.

From time to time, each Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, each fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, each Fund may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of GT Global Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

Each Fund may quote various measures of volatility and benchmark correlation, such as beta, standard deviation and R(2), in advertising. In addition, each Fund may compare these measures to those of other funds. Measures of volatility seek to compare each Fund's historical share price fluctuations or total returns compared to those of a benchmark. All measures of volatility and correlation are calculated using averages of historical data.

Each Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

Each Fund may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

Each Fund may describe in its sales material and advertisements how an investor may invest in the GT Global Mutual Funds through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement accounts and plans may produce returns superior to comparable non-retirement investments. The Funds may also discuss these accounts and plans, which include:

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): Any individual who receives earned income from employment (including self-employment) can contribute up to $2,000 each year to an IRA (or, if less, 100% of compensation). If your spouse is not employed, a total of $2,250 may be contributed each year to IRAs set up for you and your spouse (subject to the maximum of $2,000 to either IRA). Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter.

                  Statement of Additional Information Page 42

                             GT GLOBAL INCOME FUNDS

ROLLOVER IRAS: Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA.

SEP-IRAS AND SALARY-REDUCTION SEP-IRAS: Simplified employee pension (SEP) plans and salary-reduction SEPs provide self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or 401(k) plans, but with fewer administrative requirements and therefore potentially lower annual administration expenses.

403(B)(7) CUSTODIAL ACCOUNTS: Employees of public schools and most other not-for-profit corporations can make pre-tax salary reduction contributions to these accounts.

PROFIT-SHARING (INCLUDING 401(K)) AND MONEY PURCHASE PENSION PLANS: Corporations can sponsor these qualified defined contribution plans for their employees. A 401(k) plan, a type of profit-sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

GT Global may from time to time in its sales methods and advertising discuss the risks inherent in investing. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

The major types of investment risk are market risk, industry risk, credit risk, interest rate risk and inflation risk. Market risk entails a change in value of a security due to market uncertainty. Industry risk can be described as the market risk associated with companies engaged in a similar business.

The next two risks, credit and interest rate risk, more often are associated with fixed income investing. Credit risk refers to the creditworthiness of an issuer of debt securities and its ability to pay interest and repay the principal value of the bond. Interest rate risk has two components. When interest rates rise or fall the value of the security generally will move correspondingly in the opposite direction. Further, the longer the maturity the greater the impact on the bond's value.

Finally, there is inflation risk which does not affect a security's value but its purchasing power i.e. the risk of changing price levels in the economy that affects security prices or the price of goods and services.

From time to time, the Funds and GT Global will quote information including but not limited to data regarding: individual countries, regions, world stock exchanges, and economic and demographic statistics from sources GT Global deems reliable including but not limited to the economic and financial data of the referenced financial organizations such as:

 1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation and Datastream.

 2) Stock market trading volume: Morgan Stanley Capital International World Indices, International Finance Corporation.

 3) The number of listed companies: International Finance Corporation, GT Guide to World Equity Markets, Salomon Brothers, Inc., S.G. Warburg and Barings Securities.

 4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

 5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates and Salomon Brothers, Inc.

 6) Stock  market  performance:  Morgan  Stanley  Capital  International   World
    Indices, International Finance Corporation and Datastream.

 7) The Consumer Price Index and inflation rate: The World Bank, Datastream and International Finance Corporation.

 8) Gross Domestic Product (GDP): Datastream and The World Bank.

 9) GDP growth rate: International Finance Corporation, The World Bank and Datastream.

10) Population: The World Bank, Datastream and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream and United Nations.

12) Age distribution within populations: Organization for Economic Cooperation and Development and United Nations.

13) Total exports and imports by year: International Finance Corporation, The World Bank and Datastream.

14) Top three companies by country or market: International Finance Corporation, GT Guide to World Equity Markets, Salomon Brothers Inc., S.G. Warburg and Barings Securities.

15) Foreign direct investments to developing countries: The World Bank and Datastream.

                  Statement of Additional Information Page 43

                             GT GLOBAL INCOME FUNDS

16) Supply, consumption, demand and growth in demand of certain products, services and industries, including, but not limited to electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18) Countries  restructuring their debt,  including those under  the Brady Plan:
    G.T. Capital Management, Inc.

19) Political and economic structure of countries: Economist Intelligence Unit.

20) Government and corporate bonds -- credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

21) Dividend yields for U.S. and non-U.S. companies: Bloomberg.

In advertising and sales materials, GT Global may make reference to or discuss its products, services and accomplishments. Among these accomplishments are that in 1983 GT Global provided assistance to the government of Hong Kong in linking its currency to the U.S. dollar, and that in 1987 Japan's Ministry of Finance licensed GT Investment Trust Management Ltd. (Japan) as one of the first foreign discretionary investment managers for Japanese investors. Such accomplishments, however, should not be viewed as an endorsement of GT Global by the government of Hong Kong, Japan's Ministry of Finance or any other government or government agency. Nor do any such accomplishments of GT Global provide any assurance that the GT Global Mutual Funds' investment objectives will be achieved.

In addition, the GT Global Strategic Income Fund and the GT Global High Income Fund, from time to time, may quote yields and total returns of representative debt instruments from emerging market countries in its advertising and sales literature.

ECONOMIC DEVELOPMENT IN EMERGING MARKETS

LGT Asset Management has identified six phases to track the progress of developing economies.

In addition, LGT Asset Management focuses on the transitions between each phase:

    BETWEEN PHASES 1 & 2, STABILIZATION: Developing nations recognize the need for economic reform and launch initiatives to stabilize their economies. Typical measures might include initiating monetary reforms to contain inflation, controlling government spending, and addressing external trade imbalances.

    BETWEEN PHASES 2 & 3, RENOVATION: Economic development gathers momentum as the governments of developing nations take further steps to increase productivity and external competitiveness. Typical reforms include easing market regulations, privatizing state-owned industries, lowering trade barriers and reforming the national tax structure.

    BETWEEN PHASES 3 & 4, NEW CONSTRUCTION: As economic reforms take hold, infrastructure improvements are needed to facilitate and support long-term growth. The construction and upgrading of highways and airports, communications and utility systems generally require financing in the form of public debt. Similarly, as the private sector develops, bolstered by new privatizations, corporate debt securities typically are issued to finance business expansion.

EMERGING MARKET TRADING VOLUME

The annual trading volume of debt securities from developing economies according to Salomon Brothers, Inc. has grown from $90 billion in 1990 to $150 billion in 1991, to $400 billion in 1992 and was estimated to be $1,200 billion at the end of 1993 and $1.5 trillion at the end of 1994, respectively.

                  Statement of Additional Information Page 44

                             GT GLOBAL INCOME FUNDS

The following is a list of government credit ratings of sovereign issuers for some of the world's governments. Sovereign issuer credit is rated by Standard & Poor's Ratings Group and Moody's Investor Services, Inc. These ratings have the identical meanings assigned to them as used by the ratings agencies in their ratings of debt securities. The ratings are as of November 15, 1994 and January 3, 1995, respectively, and are subject to change by the rating agencies. Ratings may not directly correspond to the ratings of securities issued in the countries shown. See the "Appendix" in the prospectus for a description of the ratings.

                             ESTABLISHED ECONOMIES:
                       CURRENT GOVERNMENT CREDIT RATINGS

                                MOODY'S   STANDARD & POOR'S
                               ---------  ------------------
  U.S.                            Aaa            AAA
  Austria                         Aaa            AAA
  France                          Aaa            AAA
  Germany                         Aaa            AAA
  Japan                           Aaa            AAA
  Netherlands                     Aaa            AAA
  Switzerland                     Aaa            AAA
  UK                              Aaa            AAA
  Norway                          Aa1            AAA
  Canada                          Aa1            AA+
  Sweden                          Aa2            AA+
  Belgium                         Aa1            AA+
  Denmark                         Aa1            AA+
  Australia                       Aa2             AA
  Italy                           A1              AA
  Ireland                         Aa2            AA-
  New Zealand                     Aa3            AA-

                             DEVELOPING ECONOMIES:
                       CURRENT GOVERNMENT CREDIT RATINGS

                                MOODY'S   STANDARD & POOR'S
                               ---------  ------------------
Finland                           Aa2            AA-
Portugal                          A1             AA-
South Korea                       A1              A+
Thailand                          A2              A-
Malaysia                          A2              A
Singapore                         Aa3            AA+
Turkey                           Baa3            BBB
China                             A3             BBB
Chile                          not rated         BBB
Greece                         not rated         BBB-
Columbia                          Ba1            BBB-
Hungary                           Ba1            BB+
Venezuela                         Ba2             B+
India                             Ba2            BB+
Mexico                            Ba2            BB+
Philippines                       Ba3            BB-
Argentina                         B1             BB-
Brazil                            B1          not rated

Sources: Moody's Investors Services, Inc., Standard & Poor's Ratings Group.

                  Statement of Additional Information Page 45

                             GT GLOBAL INCOME FUNDS

IMPORTANT POINTS TO NOTE ABOUT DATA RELATING TO WORLD EQUITY AND BOND MARKET

Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable, but which may be subject to revision and which has not been independently verified by the Company or GT Global. The authors and publishers of such material are not to be considered as "experts" under the Securities Act of 1933, on account of the inclusion of such information herein.

GT Global believes that this information may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a representation of the past performance of any of these Funds, nor is it a prediction of such performance. The performance of the Funds will differ from the historical performance of relevant indices. The performance of indices does not take expenses into account, while each Fund incurs expenses in its operations, which will reduce performance. Each Fund is actively managed, I.E., LGT Asset Management, as each Fund's investment manager, actively purchases and sells securities in seeking each Fund's investment objective. Moreover, each Fund may invest a portion of its assets in corporate bonds, while certain indices relate only to government bonds. Each of these factors will cause the performance of each Fund to differ from relevant indices.

--------------------------------------------------------------------------------

                          DESCRIPTION OF DEBT RATINGS

--------------------------------------------------------------------------------

DESCRIPTION OF BOND RATINGS

    MOODY'S INVESTORS SERVICE, INC. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C". Investment grade ratings are the first four categories:

        Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

        A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

        Ba -- Have speculative elements and their future cannot be considered to be well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa -- Poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca -- Speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C -- Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

                  Statement of Additional Information Page 46

                             GT GLOBAL INCOME FUNDS

Should no rating be assigned, the reason may be one of the following:

         1. An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgement to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic ratings classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

    STANDARD & POOR'S RATINGS GROUP ("S&P") rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

        AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong.

        AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree.

        A -- Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories.

        BB, B, CCC, CC, C -- Debt rated "BB," "B," "CCC," "CC," and "C" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB -- Has less near-term volnerability to default than other speculative issues; however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

        B -- Has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

        CCC -- Has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

        CC -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

        C -- Typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        C -- Reserved for income bonds on which no interest is being paid.

        D -- In payment default. The "D" rating is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace

                  Statement of Additional Information Page 47

                             GT GLOBAL INCOME FUNDS
    period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

    MOODY'S employs the designations "Prime-1" and "Prime-2" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity normally will be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    S&P ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (++) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The audited financial statements of GT Global Government Income Fund, GT Global Strategic Income Fund, GT Global High Income Fund, and Global High Income Portfolio as of October 31, 1994 and for the year then ended appear on the following pages.

                  Statement of Additional Information Page 48

                        GT GLOBAL GOVERNMENT INCOME FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global Government Income Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the schedule of portfolio investments, as of October 31, 1994 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Government Income Fund as of October 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 16, 1994

                  Statement of Additional Information Page 49

                        GT GLOBAL GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

                                                                                             Principal          Market
Fixed Income Investments                                                     Currency         Amount            Value
--------------------------------------------------------------------------  -----------  -----------------  --------------
Government & Government Agency Obligations (82.7%)
----------------------------------------------------------------------------------------------------------
  Australia (10.8%)
----------------------------------------------------------------------------------------------------------
    New South Wales Treasury, 11.5% due 7/1/99............................   AUD                54,500,000     $42,428,932
    Australian Government, 7.5% due 7/15/05...............................   AUD                67,500,000      40,409,224
  Canada (5.9%)
----------------------------------------------------------------------------------------------------------
    Ontario Hydro, 7.25% due 3/31/98......................................   CAD                63,000,000      45,013,267
  Finland (5.4%)
----------------------------------------------------------------------------------------------------------
    Finnish Government, 11% due 1/15/99...................................   FIM               180,000,000      41,159,869
  France (5.6%)
----------------------------------------------------------------------------------------------------------
    France O.A.T., 5.5% due 4/25/04.......................................   FRF               266,500,000      42,530,229
  Germany (12.0%)
----------------------------------------------------------------------------------------------------------
    Deutschland Republic:                                                    DEM                        --              --
      6.5% due 7/15/03....................................................   --                 78,600,000      48,703,450
      6.25% due 1/4/24....................................................   --                 40,200,000      21,593,494
    German Unity Fund, 8% due 1/21/02.....................................   DEM                31,800,000      21,625,185
  Ireland (5.5%)
----------------------------------------------------------------------------------------------------------
    Irish Gilts, 6.25% due 4/1/99.........................................   IEP                28,800,000      42,316,806
  Italy (10.5%)
----------------------------------------------------------------------------------------------------------
    BTPS,                                                                    ITL                        --              --
      8.5 due 1/1/99......................................................   --            120,000,000,000      70,614,000
      8.5 due 4/1/99......................................................   --             17,500,000,000      10,225,075
  New Zealand (5.2%)
----------------------------------------------------------------------------------------------------------
    New Zealand Government, 8% due 4/15/04................................   NZD                68,500,000      39,410,497
  Spain (5.2%)
----------------------------------------------------------------------------------------------------------
    Spanish Government, 8.3% due 12/15/98.................................   ESP             5,400,000,000      39,468,978
  Sweden (11.0%)
----------------------------------------------------------------------------------------------------------
    Swedish Government, 11% due 1/21/99...................................   SEK               590,000,000      83,753,161
  United Kingdom (5.6%)
----------------------------------------------------------------------------------------------------------
    Treasury, 6% due 8/10/99..............................................   GBP                29,060,000      42,673,236
                                                                                                            --------------
Total Government & Government Agency Obligations (cost $610,753,779)......                                     631,925,403
                                                                                                            --------------

Supranational Bonds (10.8%)
----------------------------------------------------------------------------------------------------------
  International Bank of Reconstruction & Development,
   4.5% due 3/20/03.......................................................   JPY             4,200,000,000      42,763,308
  Euro Bank Reconstruction & Development, 6% due 5/6/99...................   ECU                34,330,000      39,740,683
                                                                                                            --------------
Total Supranational Bonds (cost $81,619,304)..............................                                      82,503,991
                                                                                                            --------------

                                                                              % of Net
Fixed Income Investments                                                     Assets(a)
--------------------------------------------------------------------------  ------------
Government & Government Agency Obligations (82.7%)
--------------------------------------------------------------------------
  Australia (10.8%)
--------------------------------------------------------------------------
    New South Wales Treasury, 11.5% due 7/1/99............................          5.5
    Australian Government, 7.5% due 7/15/05...............................          5.3
  Canada (5.9%)
--------------------------------------------------------------------------
    Ontario Hydro, 7.25% due 3/31/98......................................          5.9
  Finland (5.4%)
--------------------------------------------------------------------------
    Finnish Government, 11% due 1/15/99...................................          5.4
  France (5.6%)
--------------------------------------------------------------------------
    France O.A.T., 5.5% due 4/25/04.......................................          5.6
  Germany (12.0%)
--------------------------------------------------------------------------
    Deutschland Republic:                                                           9.2
      6.5% due 7/15/03....................................................           --
      6.25% due 1/4/24....................................................           --
    German Unity Fund, 8% due 1/21/02.....................................          2.8
  Ireland (5.5%)
--------------------------------------------------------------------------
    Irish Gilts, 6.25% due 4/1/99.........................................          5.5
  Italy (10.5%)
--------------------------------------------------------------------------
    BTPS,                                                                          10.5
      8.5 due 1/1/99......................................................           --
      8.5 due 4/1/99......................................................           --
  New Zealand (5.2%)
--------------------------------------------------------------------------
    New Zealand Government, 8% due 4/15/04................................          5.2
  Spain (5.2%)
--------------------------------------------------------------------------
    Spanish Government, 8.3% due 12/15/98.................................          5.2
  Sweden (11.0%)
--------------------------------------------------------------------------
    Swedish Government, 11% due 1/21/99...................................         11.0
  United Kingdom (5.6%)
--------------------------------------------------------------------------
    Treasury, 6% due 8/10/99..............................................          5.6
                                                                                  -----
Total Government & Government Agency Obligations (cost $610,753,779)......         82.7
                                                                                  -----
Supranational Bonds (10.8%)
--------------------------------------------------------------------------
  International Bank of Reconstruction & Development,
   4.5% due 3/20/03.......................................................          5.6
  Euro Bank Reconstruction & Development, 6% due 5/6/99...................          5.2
                                                                                  -----
Total Supranational Bonds (cost $81,619,304)..............................         10.8
                                                                                  -----

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 50

                        GT GLOBAL GOVERNMENT INCOME FUND

                                                                                                 Principal          Market
Structured Notes (1.2%)                                                     Currency                Amount           Value
--------------------------------------------------------------------------  -----------  -----------------  --------------
Triple Leveraged Peso Linked Note, 25.75% due 11/10/94....................   USD                10,000,000      $7,387,000
  (Issued by Bankers Trust New York Corporation. Mexican Peso spot rate was 3.128 per USD at issue. Principal is linked to the spread movement of the Mexican Peso multiplied by 3.)
One Year French Franc Duration Enhanced Note with FRF exposure, 4% due
 3/1/95...................................................................   USD                20,000,000       1,566,000
  (Issued by Merrill Lynch & Company. Principal is linked to the spread of
   5-year FRF offer side swap rate which was 5.49% at issue. Principal is multiplied by 7.32 at issue and 4.30 for duration.)
                                                                                                            --------------
Total Structured Notes (cost $30,000,000).................................                                       8,953,000
                                                                                                            --------------
Total Fixed Income Investments (cost $722,373,083)........................                                     723,382,394
                                                                                                            --------------
                                                                                                            --------------

Short-Term Investment
--------------------------------------------------------------------------
Treasury Bills (5.2%)
----------------------------------------------------------------------------------------------------------
  Mexico (5.2%)
----------------------------------------------------------------------------------------------------------
    Mexican Cetes due 12/15/94, effective yield 15.5% (cost
     $40,509,497).........................................................   MXN               139,984,840      40,035,970
                                                                                                            --------------
Total Investments (cost $762,882,580)*....................................                                     763,418,364
Other Assets Less Liabilities.............................................                                       1,081,239
                                                                                                            --------------
Net Assets................................................................                                    $764,499,603
                                                                                                            --------------
                                                                                                            --------------

                                                                                % of Net
Structured Notes (1.2%)                                                        Assets(a)
--------------------------------------------------------------------------  ------------
Triple Leveraged Peso Linked Note, 25.75% due 11/10/94....................          1.0
  (Issued by Bankers Trust New York Corporation. Mexican Peso spot rate was 3.128 per USD at issue. Principal is linked to the spread movement of the Mexican Peso multiplied by 3.)
One Year French Franc Duration Enhanced Note with FRF exposure, 4% due
 3/1/95...................................................................          0.2
  (Issued by Merrill Lynch & Company. Principal is linked to the spread of
   5-year FRF offer side swap rate which was 5.49% at issue. Principal is multiplied by 7.32 at issue and 4.30 for duration.)
                                                                                  -----
Total Structured Notes (cost $30,000,000).................................          1.2
                                                                                  -----
Total Fixed Income Investments (cost $722,373,083)........................         94.7
                                                                                  -----
                                                                                  -----
Short-Term Investment
--------------------------------------------------------------------------
Treasury Bills (5.2%)
--------------------------------------------------------------------------
  Mexico (5.2%)
--------------------------------------------------------------------------
    Mexican Cetes due 12/15/94, effective yield 15.5% (cost
     $40,509,497).........................................................          5.2
                                                                                  -----
Total Investments (cost $762,882,580)*....................................         99.9
Other Assets Less Liabilities.............................................          0.1
                                                                                  -----
Net Assets................................................................        100.0
                                                                                  -----
                                                                                  -----

--------------------------------------------------------------------------------

(a) Percentages indicated are based on net assets of $764,499,603.

* For Federal income tax purposes, cost is $764,089,475 and appreciation (depreciation) of securities is as follows:

Unrealized appreciation:    $ 24,502,908
Unrealized depreciation:     (25,174,019)
                            ------------
Net unrealized
depreciation:               $   (671,111)
                            ------------
                            ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 51

                        GT GLOBAL GOVERNMENT INCOME FUND

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1994

                                                                              Market Value                            Unrealized
                                                                                  (U.S.       Contract    Delivery   Appreciation
Contracts to Sell:                                                              Dollars)        Price       Date     (Depreciation)
----------------------------------------------------------------------------  -------------  -----------  ---------  -------------
Australian Dollar...........................................................      7,411,250       1.3596   01/20/95   $   (56,250)
Deutschemark................................................................     38,759,896       1.4960   11/14/94       183,954
Deutschemark................................................................      9,980,704       1.4994   12/01/94        23,565
European Currency Unit......................................................     40,996,581       0.8153   12/09/94    (1,320,983)
Finnish Mark................................................................     44,487,847       4.5320   01/31/95       746,045
French Franc................................................................     38,348,713       5.3007   12/19/94    (1,314,760)
Irish Punt..................................................................     22,544,283       0.6188   01/30/95        80,067
Irish Punt..................................................................     22,061,192       0.6203   01/30/95        23,208
Italian Lira................................................................     43,046,250    1543.6000   12/27/94        34,859
Japanese Yen................................................................     32,028,761      99.8000   11/30/94    (1,605,022)
Swedish Krona...............................................................     45,983,565       7.7978   11/09/94    (3,590,678)
Swedish Krona...............................................................     43,700,837       7.3512   12/19/94      (850,690)
Spanish Peseta..............................................................     14,785,908     130.8000   11/18/94      (649,823)
Spanish Peseta..............................................................     27,748,568     131.0000   11/18/94    (1,260,019)
                                                                              -------------                          -------------
  Total Contracts to Sell (Receivable amount $422,327,828)..................    431,884,355                            (9,556,527)
                                                                              -------------                          -------------
The value of Contracts to Sell as a percentage of Net Assets is 56.5%.


Contracts to Buy:
----------------------------------------------------------------------------
Deutschemark................................................................      9,246,940       1.5519   11/07/94       289,946
Deutschemark................................................................      1,995,875       1.5447   11/14/94       241,628
Deutschemark................................................................     37,500,832       1.4964   11/30/94      (330,116)
French Franc................................................................     38,343,499       5.1207   11/25/94      (205,918)
Japanese Yen................................................................     32,028,761      97.0000   11/30/94       121,545
Swiss Franc.................................................................     39,913,786       1.2841   11/30/94       974,492
                                                                              -------------                          -------------
  Total Contracts to Buy (Payable amount $157,938,116)......................    159,029,693                             1,091,577
                                                                              -------------                          -------------
The value of Contracts to Buy as a percentage of Net Assets is 20.8%.
    Total Open Forward Foreign Currency Contracts, Net......................                                          $(8,464,950)
                                                                                                                     -------------
                                                                                                                     -------------

----------------
See Note 1 of the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 52

                        GT GLOBAL GOVERNMENT INCOME FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1994

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $762,882,580) (Note 1).....................................  $ 763,418,364
  Foreign currency (cost $5,532).......................................................................          5,366
  Interest receivable..................................................................................     30,566,457
  Receivable for securities sold.......................................................................     20,454,112
  Receivable for Fund shares sold......................................................................      1,157,534
  Prepaid expenses.....................................................................................            524
                                                                                                         -------------
  Total assets.........................................................................................    815,602,357
                                                                                                         -------------
Liabilities:
  Payable for securities purchased.....................................................................     20,163,912
  Payable to custodian.................................................................................      9,139,011
  Payable for open forward foreign currency contracts, net (Note 1)....................................      8,464,950
  Payable for forward foreign currency contracts closed (Note 1).......................................      7,611,942
  Payable for Fund shares repurchased..................................................................      4,432,873
  Payable for investment management and administration fees (Note 2)...................................        471,610
  Payable for service and distribution expenses (Note 2)...............................................        376,890
  Payable for transfer agent fees (Note 2).............................................................        150,286
  Payable for custodian fees (Note 1)..................................................................        101,696
  Payable for registration fees........................................................................         93,223
  Payable for professional fees........................................................................         52,283
  Payable for printing and postage expenses............................................................         36,954
  Payable for Directors' fees (Note 2).................................................................          2,821
  Accrued expenses.....................................................................................          4,303
                                                                                                         -------------
  Total liabilities....................................................................................     51,102,754
                                                                                                         -------------
Net assets.............................................................................................  $ 764,499,603
                                                                                                         -------------
                                                                                                         -------------
Class A:
Net asset value and redemption price per share
 ($502,094,375  DIVIDED BY 58,154,771 shares outstanding)..............................................  $        8.63
                                                                                                         -------------
                                                                                                         -------------
Maximum offering price per share
 (100/95.25 of $8.63)*.................................................................................  $        9.06
                                                                                                         -------------
                                                                                                         -------------
Class B:+
Net asset value and offering price per share
 ($262,405,228  DIVIDED BY 30,381,492 shares outstanding)..............................................  $        8.64
                                                                                                         -------------
                                                                                                         -------------
Net assets consist of:
  Paid in capital (Note 4).............................................................................  $ 915,813,425
  Distribution in excess of net investment income......................................................       (920,155)
  Accumulated net realized loss on investments, foreign currency conversions and forward foreign
   currency contracts..................................................................................   (143,706,274)
  Net unrealized depreciation of investments, interest and interest withholding tax reclaims receivable, securities purchased and sold, foreign currency and forward foreign currency
   contracts...........................................................................................     (6,687,393)
                                                                                                         -------------
  Total -- representing net assets applicable to capital shares outstanding............................  $ 764,499,603
                                                                                                         -------------
                                                                                                         -------------

----------------

*   On sales of $50,000 or more, the offering price is reduced.

+ Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 53

                        GT GLOBAL GOVERNMENT INCOME FUND

                            STATEMENT OF OPERATIONS

                      For the year ended October 31, 1994

--------------------------------------------------------------------------------

Investment income (Note 1):
  Interest income (net of withholding tax of $2,984)..................................................  $  73,177,498
                                                                                                        -------------
  Total investment income.............................................................................     73,177,498
                                                                                                        -------------
Expenses:
  Investment management and administration fees (Note 2)..............................................      6,390,750
  Service and distribution expenses (Note 2):
    Class A............................................................................  $   2,199,725
    Class B............................................................................      2,666,143      4,865,868
                                                                                         -------------
  Transfer agent fees (Note 2)........................................................................      1,343,859
  Custodian fees (Note 1).............................................................................        708,273
  Registration fees...................................................................................        164,680
  Printing and postage expenses.......................................................................        111,310
  Professional fees...................................................................................         87,351
  Directors' fees (Note 2)............................................................................          9,290
  Other...............................................................................................         11,226
                                                                                                        -------------
  Total expenses......................................................................................     13,692,607
                                                                                                        -------------
Net investment income.................................................................................     59,484,891
                                                                                                        -------------
Net realized and unrealized loss on investments and foreign currencies (Note 1):
  Net realized loss on investments.....................................................   (106,994,234)
  Net realized loss on foreign currency conversions and forward foreign currency
   contracts...........................................................................    (39,395,969)
                                                                                         -------------
  Net realized loss...................................................................................   (146,390,203)
  Change in unrealized depreciation of interest and interest withholding tax reclaims receivable, securities purchased and sold, foreign currency conversions and forward
   foreign currency contracts..........................................................     (5,037,165)
  Change in unrealized depreciation of investments.....................................       (996,786)
                                                                                         -------------
  Net unrealized depreciation.........................................................................     (6,033,951)
                                                                                                        -------------
Net realized and unrealized loss on investments and foreign currencies................................   (152,424,154)
                                                                                                        -------------
Net decrease in net assets resulting from operations..................................................  $ (92,939,263)
                                                                                                        -------------
                                                                                                        -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 54

                        GT GLOBAL GOVERNMENT INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                    YEAR ENDED        YEAR ENDED
                                                                                                 OCTOBER 31, 1994  OCTOBER 31, 1993
                                                                                                 ----------------  ----------------
Increase (Decrease) in net assets
Operations:
  Net investment income........................................................................
                                                                                                  $   59,484,891    $   50,162,502
  Net realized gain (loss) on investments, options, foreign currency conversions, futures and forward foreign currency contracts..........................................................
                                                                                                    (146,390,203)       96,087,843
  Change in unrealized (depreciation) of investments, interest and interest withholding tax reclaims receivable, securities purchased and sold, foreign currency conversions and forward foreign currency contracts..................................................................
                                                                                                      (6,033,951)       (4,491,902)
                                                                                                 ----------------  ----------------
  Net increase (decrease) in net asssets resulting from operations.............................
                                                                                                     (92,939,263)      141,758,443
                                                                                                 ----------------  ----------------
Class A:
Distributions to shareholders from: (Note 1)
  Net investment income........................................................................
                                                                                                     (44,148,920)      (42,673,184)
  Net realized gain on investments.............................................................
                                                                                                     (17,627,677)                0
  In excess of net realized gain on investments................................................
                                                                                                     (35,374,886)                0
  Return of capital............................................................................
                                                                                                      (6,291,488)                0
  Sources other than net income................................................................
                                                                                                               0        (9,698,227)
Class B:
Distributions to shareholders from: (Note 1)
  Net investment income........................................................................
                                                                                                     (16,256,126)       (3,881,895)
  Net realized gain on investments.............................................................
                                                                                                      (5,517,894)                0
  In excess of net realized gain on investments................................................
                                                                                                     (11,171,017)                0
  Return of capital............................................................................
                                                                                                      (2,097,163)                0
  Sources other than net income................................................................
                                                                                                               0          (882,228)
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.............................................
                                                                                                     544,282,723       408,005,279
  Decrease from capital shares repurchased.....................................................
                                                                                                    (439,631,119)     (227,366,656)
                                                                                                 ----------------  ----------------
  Net increase from capital share transactions.................................................
                                                                                                     104,651,604       180,638,623
                                                                                                 ----------------  ----------------
Total increase (decrease) in net assets........................................................
                                                                                                    (126,772,830)      265,261,532
Net assets:
  Beginning of year............................................................................
                                                                                                     891,272,433       626,010,901
                                                                                                 ----------------  ----------------
  End of year..................................................................................
                                                                                                  $  764,499,603*   $  891,272,433**
                                                                                                 ----------------
                                                                                                 ----------------  ----------------
                                                                                                                   ----------------

----------------

*   Including distribution in excess of net investment income $(920,155).

**  Including undistributed net investment income $0.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 55

                        GT GLOBAL GOVERNMENT INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                     CLASS A+
                                                 ------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                                 ------------------------------------------------
                                                 1994(D)   1993(D)     1992      1991      1990
                                                 --------  --------  --------  --------  --------
Per Share Operating Performance:
Net asset value, beginning of year.............  $  11.07  $   9.83  $  10.29  $  10.46  $  10.45
                                                 --------  --------  --------  --------  --------
Income from investment operations:
  Net investment income........................      0.65      0.74      0.92      0.99      1.18
  Net realized and unrealized gain (loss) on
   investments.................................     (1.52)     1.34     (0.31)    (0.07)    (0.02)
                                                 --------  --------  --------  --------  --------
  Net increase (decrease) from investment
   operations..................................     (0.87)     2.08      0.61      0.92      1.16
                                                 --------  --------  --------  --------  --------
Distributions:
  Net investment income........................     (0.65)    (0.74)    (0.83)    (1.00)    (1.15)
  Net realized gain on investments.............     (0.27)    (0.00)    (0.13)    (0.09)    (0.00)
  In excess of net realized gain on
   investments.................................     (0.55)    (0.00)    (0.00)    (0.00)    (0.00)
  Return of capital............................     (0.10)    (0.00)    (0.00)    (0.00)    (0.00)
  Sources other than net income................     (0.00)    (0.10)    (0.11)    (0.00)    (0.00)
                                                 --------  --------  --------  --------  --------
    Total distributions........................     (1.57)    (0.84)    (1.07)    (1.09)    (1.15)
                                                 --------  --------  --------  --------  --------
Net asset value, end of year...................  $   8.63  $  11.07  $   9.83  $  10.29  $  10.46
                                                 --------  --------  --------  --------  --------
                                                 --------  --------  --------  --------  --------

Total investment return (c)....................     (8.87)%     21.9%      6.3%      9.4%     11.9%
Ratios and supplemental data:
Net assets, end of period (in 000's)...........  $502,094  $708,301  $623,387  $399,200  $259,726
Ratio of net investment income to average net
 assets........................................      6.87%      7.1%      9.0%      9.5%     11.4%
Ratio of expenses to average net assets........      1.33%      1.4%      1.6%      1.6%      1.8%
Portfolio turnover rate+++.....................       625%      495%      351%      326%      334%


                                                               CLASS B++
                                                 -------------------------------------

                                                 YEAR ENDED OCTOBER
                                                        31,          OCTOBER 22, 1992
                                                 ------------------         TO
                                                 1994(D)   1993(D)   OCTOBER 31, 1992
                                                 --------  --------  -----------------
Per Share Operating Performance:
Net asset value, beginning of year.............  $  11.07  $   9.83      $   9.87
                                                 --------  --------  -----------------
Income from investment operations:
  Net investment income........................      0.59      0.67          0.02
  Net realized and unrealized gain (loss) on
   investments.................................     (1.52)     1.34         (0.06)
                                                 --------  --------  -----------------
  Net increase (decrease) from investment
   operations..................................     (0.93)     2.01         (0.04)
                                                 --------  --------  -----------------
Distributions:
  Net investment income........................     (0.59)    (0.67)        (0.00)
  Net realized gain on investments.............     (0.27)    (0.00)        (0.00)
  In excess of net realized gain on
   investments.................................     (0.54)    (0.00)        (0.00)
  Return of capital............................     (0.10)    (0.00)        (0.00)
  Sources other than net income................     (0.00)    (0.10)        (0.00)
                                                 --------  --------  -----------------
    Total distributions........................     (1.50)    (0.77)        (0.00)
                                                 --------  --------  -----------------
Net asset value, end of year...................  $   8.64  $  11.07      $   9.83
                                                 --------  --------  -----------------
                                                 --------  --------  -----------------
Total investment return (c)....................     (9.39)%     21.1%         (0.4)%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)...........  $262,405  $182,972      $  2,624
Ratio of net investment income to average net
 assets........................................      6.22%      6.5%          8.0%(b)
Ratio of expenses to average net assets........      1.98%      2.0%          1.9%(b)
Portfolio turnover rate+++.....................       625%      495%          351%

------------------

(a) Not annualized.

(b) Annualized.

(c) Total investment return does not include sales charges.

(d) These selected per share data were calculated based upon weighted average shares outstanding during the period.

+ All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.

++  Commencing October 22, 1992, the Fund began offering Class B shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                  Statement of Additional Information Page 56

                        GT GLOBAL GOVERNMENT INCOME FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Government Income Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has eleven series of shares in operation, each series corresponding to a distinct portfolio of investments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or, in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B)  CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. Dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward currency contracts, sales of foreign currency conversions, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the

                  Statement of Additional Information Page 57

                        GT GLOBAL GOVERNMENT INCOME FUND
amount to be paid to the Fund under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contracts or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases or sales of securities or to hedge the value of portfolio securities denominated in a foreign currency.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last settlement price, or in the case of an over-the-counter option is valued at the bid price obtained from a broker. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which for calls requires that the portfolio hold the underlying security and which for puts requires the Fund to set aside cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. At October 31, 1994, the Fund had no outstanding written option.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. At October 31, 1994, the Fund held no purchased option.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. At October 31, 1994, the Fund held no futures contract.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on an identified cost basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                  Statement of Additional Information Page 58

                        GT GLOBAL GOVERNMENT INCOME FUND
Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
Cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1994, the Fund received fees of $273,288 which were used to reduce the Fund's custodian fees. At October 31, 1994, there were no securities on loan to brokers.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $145,458,141 which expires in 2002.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

The dividends paid by the Fund during the year exceeded its net income as measured for that period and thus may be considered, for tax purposes, to have been paid from a source other than such income.

(K)  ADOPTION OF AICPA STATEMENT OF POSITION 93-2
As of November 1, 1993, the Fund adopted Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." Accordingly, permanent book and tax basis differences relating to shareholder distributions have been reclassified to paid-in capital. As of November 1, 1993, the cumulative effect of such differences totaling $(7,697,654) was reclassified from accumulated net realized gains on investments, options, futures, foreign currency conversions and forward currency contracts to paid-in capital. Net investment income, net realized loss on investments, options, futures, foreign currency conversions and forward foreign currency contracts and net assets were not affected by this change. The Statement of Changes in Net Assets and the Financial Highlights, for the prior periods, have not been restated to reflect the changes in this presentation.

(L)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
G.T. Capital is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to G.T. Capital at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Fund; 0.70% on the next $1 billion; 0.675% on the next $1 billion and 0.65% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's distributor. The Fund offers Class A shares and Class B shares for purchase.

                  Statement of Additional Information Page 59

                        GT GLOBAL GOVERNMENT INCOME FUND

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1994, G.T. Global retained $169,742 of such sales charges. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. For the year ended October 31, 1994, G.T. Global collected CDSCs in the amount of $809,221. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.85% and 2.50% of the average daily net assets of the Fund's Class A and Class B shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of investment management and administration fees, waivers by G.T. Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1994, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $4,631,036,294 and $4,619,604,877, respectively. Purchases and sales of U.S. government obligations by the Fund aggregated $353,940,386 and $394,652,472, respectively.

                  Statement of Additional Information Page 60

                        GT GLOBAL GOVERNMENT INCOME FUND

4. CAPITAL SHARES
At October 31, 1994, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund; 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive);
400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; 200,000,000 were classified as shares of G.T. Global Financial Services Fund; 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; 200,000,000 were classified as shares of G.T. Global High Income Fund; 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund (inactive); and 2,800,000,000 shares remain unclassified. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                    YEAR ENDED                  YEAR ENDED
                                                                                 OCTOBER 31, 1994            OCTOBER 31, 1993
                                                                            --------------------------  --------------------------
CLASS A                                                                       SHARES        AMOUNT        SHARES        AMOUNT
                                                                            -----------  -------------  -----------  -------------
Shares sold...............................................................   19,001,277  $ 188,254,231   18,937,087  $ 197,843,777
Shares issued in connection with reinvestment of distributions............    5,879,273     57,782,308    2,468,758     25,520,967
                                                                            -----------  -------------  -----------  -------------
                                                                             24,880,550    246,036,539   21,405,845    223,364,744
Shares repurchased........................................................  (30,701,436)  (286,176,445) (20,817,815)  (214,792,761)
                                                                            -----------  -------------  -----------  -------------
Net increase (decrease)...................................................   (5,820,886) $ (40,139,906)     588,030  $   8,571,983
                                                                            -----------  -------------  -----------  -------------
                                                                            -----------  -------------  -----------  -------------

                                                                                    YEAR ENDED                  YEAR ENDED
                                                                                 OCTOBER 31, 1994            OCTOBER 31, 1993
                                                                            --------------------------  --------------------------
CLASS B                                                                       SHARES        AMOUNT        SHARES        AMOUNT
                                                                            -----------  -------------  -----------  -------------
Shares sold...............................................................   28,653,167  $ 277,906,482   17,193,760  $ 182,207,126
Shares issued in connection with reinvestment of distributions............    2,091,794     20,339,702      228,367      2,433,409
                                                                            -----------  -------------  -----------  -------------
                                                                             30,744,961    298,246,184   17,422,127    184,640,535
Shares repurchased........................................................  (16,898,465)  (153,454,674)  (1,153,896)   (12,573,895)
                                                                            -----------  -------------  -----------  -------------
Net increase..............................................................   13,846,496  $ 144,791,510   16,268,231  $ 172,066,640
                                                                            -----------  -------------  -----------  -------------
                                                                            -----------  -------------  -----------  -------------

                  Statement of Additional Information Page 61

                        GT GLOBAL STRATEGIC INCOME FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and the Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global Strategic Income Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the schedule of portfolio of investments, as of October 31, 1994, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Strategic Income Fund as of October 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 16, 1994

                  Statement of Additional Information Page 62

                        GT GLOBAL STRATEGIC INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

Fixed Income Investments                                                      Currency    Principal Amount   Market Value
---------------------------------------------------------------------------  -----------  ----------------  --------------
Government & Government Agency Obligations (67.0%)
----------------------------------------------------------------------------------------------------------
  Argentina (4.8%)
----------------------------------------------------------------------------------------------------------
    Republic of Argentina:
      BOCON:                                                                  --                        --              --
        Pre 2, 5% due 4/1/01 (b)...........................................   USD               11,500,000      $9,493,250
        Pro 2, 5% due 4/1/07 (b)...........................................   USD               11,500,000       7,906,250
        Pro 1, 5% due 4/1/07 (b)...........................................   ARS                9,500,000       4,516,565
      Discount Bond, 5.8125% due 3/31/23 (b)...............................   USD               14,500,000       9,932,500
      FRB Bond, 6.5% due 3/31/05 (b).......................................   USD                4,500,000       3,265,312
      BONEX, 4.890625% due 12/28/99 (b)....................................   USD                   93,750          88,763
  Australia (5.0%)
----------------------------------------------------------------------------------------------------------
    Australian Government, 7.5% due 7/15/05................................   AUD               61,600,000      36,884,939
  Brazil (5.2%)
----------------------------------------------------------------------------------------------------------
    Federal Republic of Brazil:
      IDU Notes, 6.0625% due 1/1/01 (b)....................................   USD               16,170,000      13,259,400
      C Bond, 4% due 4/15/14 (c)...........................................   USD               19,000,000       9,618,750
      Eligible Interest Bond, 6.6875% due 4/15/06 (b)......................   USD               12,000,000       8,100,000
      Debt Conversion Bond Series L, 6.75% due 4/15/12 (b).................   USD               11,500,000       7,144,375
  Bulgaria (2.1%)
----------------------------------------------------------------------------------------------------------
    Bulgaria:
      Discount Bond Series A, 6.0625% due 7/28/24:                            USD                       --              --
        Euro (b)...........................................................   --                13,000,000       6,483,750
        144A (b)(d)........................................................   --                10,164,755       5,044,260
      Past Due Interest Bond, 6.0625% due 7/28/11 (b)......................   USD                8,146,553       3,625,216
  Costa Rica (1.7%)
----------------------------------------------------------------------------------------------------------
    Banco Central de Costa Rica:
      Principal Bond, 6.25%:                                                  USD                       --              --
        Series A due 5/21/10...............................................   --                 8,200,000       5,125,000
        Series B due 5/21/15...............................................   --                 7,000,000       3,955,000
      Interest Bond Series A, 5.8125% due 5/21/05 (b)......................   USD                4,082,590       3,715,157
  Denmark (4.4%)
----------------------------------------------------------------------------------------------------------
    Kingdom of Denmark, 6% due 12/10/99....................................   DKK              214,000,000      32,422,037
  France (4.3%)
----------------------------------------------------------------------------------------------------------
    France O.A.T., 6.75% due 10/25/04......................................   FRF              181,500,000      31,652,302
  Germany (5.2%)
----------------------------------------------------------------------------------------------------------
    Deutschland Republic:                                                     DEM                       --              --
      4.83792% due 9/20/04 (b).............................................   --                30,000,000      19,731,591
      6.25% due 1/4/24.....................................................   --                34,000,000      18,157,986
  Hungary (0.7%)
----------------------------------------------------------------------------------------------------------
    National Bank of Hungary, 8.875% due 11/1/13...........................   USD                7,000,000       5,372,500

                                                                               % of Net
Fixed Income Investments                                                      Assets(a)
---------------------------------------------------------------------------  ------------
Government & Government Agency Obligations (67.0%)
---------------------------------------------------------------------------
  Argentina (4.8%)
---------------------------------------------------------------------------
    Republic of Argentina:
      BOCON:                                                                         3.0
        Pre 2, 5% due 4/1/01 (b)...........................................           --
        Pro 2, 5% due 4/1/07 (b)...........................................           --
        Pro 1, 5% due 4/1/07 (b)...........................................           --
      Discount Bond, 5.8125% due 3/31/23 (b)...............................          1.4
      FRB Bond, 6.5% due 3/31/05 (b).......................................          0.4
      BONEX, 4.890625% due 12/28/99 (b)....................................           --
  Australia (5.0%)
---------------------------------------------------------------------------
    Australian Government, 7.5% due 7/15/05................................          5.0
  Brazil (5.2%)
---------------------------------------------------------------------------
    Federal Republic of Brazil:
      IDU Notes, 6.0625% due 1/1/01 (b)....................................          1.8
      C Bond, 4% due 4/15/14 (c)...........................................          1.3
      Eligible Interest Bond, 6.6875% due 4/15/06 (b)......................          1.1
      Debt Conversion Bond Series L, 6.75% due 4/15/12 (b).................          1.0
  Bulgaria (2.1%)
---------------------------------------------------------------------------
    Bulgaria:
      Discount Bond Series A, 6.0625% due 7/28/24:                                   1.6
        Euro (b)...........................................................           --
        144A (b)(d)........................................................           --
      Past Due Interest Bond, 6.0625% due 7/28/11 (b)......................          0.5
  Costa Rica (1.7%)
---------------------------------------------------------------------------
    Banco Central de Costa Rica:
      Principal Bond, 6.25%:                                                         1.2
        Series A due 5/21/10...............................................           --
        Series B due 5/21/15...............................................           --
      Interest Bond Series A, 5.8125% due 5/21/05 (b)......................          0.5
  Denmark (4.4%)
---------------------------------------------------------------------------
    Kingdom of Denmark, 6% due 12/10/99....................................          4.4
  France (4.3%)
---------------------------------------------------------------------------
    France O.A.T., 6.75% due 10/25/04......................................          4.3
  Germany (5.2%)
---------------------------------------------------------------------------
    Deutschland Republic:                                                            5.2
      4.83792% due 9/20/04 (b).............................................           --
      6.25% due 1/4/24.....................................................           --
  Hungary (0.7%)
---------------------------------------------------------------------------
    National Bank of Hungary, 8.875% due 11/1/13...........................          0.7

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 63

                        GT GLOBAL STRATEGIC INCOME FUND

Fixed Income Investments                                                      Currency    Principal Amount   Market Value
---------------------------------------------------------------------------  -----------  ----------------  --------------
  Ireland (2.7%)
----------------------------------------------------------------------------------------------------------
    Irish Gilts, 8.75% due 9/30/12.........................................         IEP         12,200,000     $19,717,965
  Italy (4.2%)
----------------------------------------------------------------------------------------------------------
    BTPS, 9% due 11/1/23...................................................   ITL           62,000,000,000      30,615,965
  Jordan (0.7%)
----------------------------------------------------------------------------------------------------------
    Jordan, Past Due Interest Bond, 5.8125% due 12/23/05 Euro (b)..........   USD                7,000,000       5,180,000
  Mexico (3.8%)
----------------------------------------------------------------------------------------------------------
    United Mexican States:
      Par Bond, 6.25% due 12/31/19:                                           USD                       --              --
        Series B (e).......................................................   --                17,000,000      10,795,000
        Series A (e).......................................................   --                11,000,000       6,985,000
      8.5% due 9/15/02.....................................................   USD                5,000,000       4,567,000
    Petroleos Mexicanos (PEMEX), 8.625% due 12/1/23 144A (d)...............   USD                4,000,000       3,182,000
    Mexican Cetes due 1/11/96 effective yield 15.15%.......................   MXN               10,177,570       2,509,983
  New Zealand (5.0%)
----------------------------------------------------------------------------------------------------------
    New Zealand Government, 8% due:                                           NZD                       --              --
      4/15/04..............................................................   --                40,300,000      23,226,915
      7/15/98..............................................................   --                22,000,000      13,164,724
  Philippines (2.3%)
----------------------------------------------------------------------------------------------------------
    Republic of the Philippines:
      Par Bond 5.25%:                                                         USD                       --              --
        Series B due 12/1/17 (c)...........................................   --                13,000,000       8,043,750
        Series A due 6/1/18 (c)............................................   --                 3,500,000       2,086,875
      Debt Conversion Bond Series B, 5.8125% due 12/1/09 (b)...............   USD                8,000,000       6,950,000
  Poland (5.0%)
----------------------------------------------------------------------------------------------------------
    Poland:
      Discount Bond, 6.8125% due 10/27/2024 144A (b)(d)....................   USD               25,049,000      18,536,260
      Past Due Interest Bond, 3.25% due 10/27/14 144A (c)(d)...............   USD               26,572,000      12,953,850
      Par Bond, 2.75% due 10/27/24 144A (c)(d).............................   USD               15,182,000       5,275,745
  Turkey (0.9%)
----------------------------------------------------------------------------------------------------------
    Republic of Turkey, 9% due:                                               --                        --              --
      6/15/99..............................................................   USD                4,000,000       3,507,200
      10/27/03.............................................................   GBP                2,550,000       3,075,932
  United Kingdom (5.0%)
----------------------------------------------------------------------------------------------------------
    Treasury, 8% due 12/7/00...............................................   GBP               23,000,000      36,372,465
  Uruguay (2.0%)
----------------------------------------------------------------------------------------------------------
    Uruguay:
      Debt Conversion Bond Series B, 6.125% due 2/18/07 (b)................   USD               17,250,000      14,145,000
      Par Bond Series A, 6.75% due 2/18/21 (e).............................   USD                1,370,000         972,700
  Venezuela (2.0%)
----------------------------------------------------------------------------------------------------------
    Republic of Venezuela, Par Bond, 6.75% due 3/31/20:                       USD                       --              --
      Series A (e).........................................................   --                23,000,000      10,953,750
      Series B (e).........................................................   --                 7,000,000       3,333,750
                                                                                                            --------------
Total Government & Government Agency Obligations
 (cost $503,600,592).......................................................                                    491,646,732
                                                                                                            --------------

                                                                               % of Net
Fixed Income Investments                                                      Assets(a)
---------------------------------------------------------------------------  ------------
  Ireland (2.7%)
---------------------------------------------------------------------------
    Irish Gilts, 8.75% due 9/30/12.........................................         2.7
  Italy (4.2%)
---------------------------------------------------------------------------
    BTPS, 9% due 11/1/23...................................................          4.2
  Jordan (0.7%)
---------------------------------------------------------------------------
    Jordan, Past Due Interest Bond, 5.8125% due 12/23/05 Euro (b)..........          0.7
  Mexico (3.8%)
---------------------------------------------------------------------------
    United Mexican States:
      Par Bond, 6.25% due 12/31/19:                                                  2.5
        Series B (e).......................................................           --
        Series A (e).......................................................           --
      8.5% due 9/15/02.....................................................          0.6
    Petroleos Mexicanos (PEMEX), 8.625% due 12/1/23 144A (d)...............          0.4
    Mexican Cetes due 1/11/96 effective yield 15.15%.......................          0.3
  New Zealand (5.0%)
---------------------------------------------------------------------------
    New Zealand Government, 8% due:                                                  5.0
      4/15/04..............................................................           --
      7/15/98..............................................................           --
  Philippines (2.3%)
---------------------------------------------------------------------------
    Republic of the Philippines:
      Par Bond 5.25%:                                                                1.4
        Series B due 12/1/17 (c)...........................................           --
        Series A due 6/1/18 (c)............................................           --
      Debt Conversion Bond Series B, 5.8125% due 12/1/09 (b)...............          0.9
  Poland (5.0%)
---------------------------------------------------------------------------
    Poland:
      Discount Bond, 6.8125% due 10/27/2024 144A (b)(d)....................          2.5
      Past Due Interest Bond, 3.25% due 10/27/14 144A (c)(d)...............          1.8
      Par Bond, 2.75% due 10/27/24 144A (c)(d).............................          0.7
  Turkey (0.9%)
---------------------------------------------------------------------------
    Republic of Turkey, 9% due:                                                      0.9
      6/15/99..............................................................           --
      10/27/03.............................................................           --
  United Kingdom (5.0%)
---------------------------------------------------------------------------
    Treasury, 8% due 12/7/00...............................................          5.0
  Uruguay (2.0%)
---------------------------------------------------------------------------
    Uruguay:
      Debt Conversion Bond Series B, 6.125% due 2/18/07 (b)................          1.9
      Par Bond Series A, 6.75% due 2/18/21 (e).............................          0.1
  Venezuela (2.0%)
---------------------------------------------------------------------------
    Republic of Venezuela, Par Bond, 6.75% due 3/31/20:                              2.0
      Series A (e).........................................................           --
      Series B (e).........................................................           --
                                                                                   -----
Total Government & Government Agency Obligations
 (cost $503,600,592).......................................................         67.0
                                                                                   -----

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 64

                        GT GLOBAL STRATEGIC INCOME FUND

Fixed Income Investments                                                      Currency    Principal Amount   Market Value
---------------------------------------------------------------------------  -----------  ----------------  --------------
Sovereign Debts (6.8%)
----------------------------------------------------------------------------------------------------------
  Ecuador (1.5%)
----------------------------------------------------------------------------------------------------------
    Ecuador Consolidated (f)(g)............................................   USD               10,000,000      $6,050,000
    Ecuador MYRA (To Be Converted) (f)(g)..................................   USD                8,000,000       4,720,000
  Morocco (3.6%)
----------------------------------------------------------------------------------------------------------
    Kingdom of Morocco, Tranche A Loan Agreement, 5.8125% due 1/1/09 (b)...   USD               37,000,000      26,339,382
  Peru (1.7%)
----------------------------------------------------------------------------------------------------------
    Peru Loan Agreement (f)(g).............................................   USD               18,000,000      10,485,000
    Peru Loan Agreement (Citibank Issued) (f)(g)...........................   USD                4,000,000       2,360,000
                                                                                                            --------------
Total Sovereign Debts (cost $40,950,972)...................................                                     49,954,382
                                                                                                            --------------

Supranational Bond (4.9%)
----------------------------------------------------------------------------------------------------------
  World Bank, 4.5% due 6/20/00 (cost $35,628,381)..........................   JPY            3,450,000,000      35,750,465
                                                                                                            --------------

Corporate Bonds (4.7%)
----------------------------------------------------------------------------------------------------------
  Russia (0.3%)
----------------------------------------------------------------------------------------------------------
    Bank for Foreign Affairs (Vnesheconombank), 7.5% due 9/27/96...........   DEM                3,750,000       2,226,352
  Malaysia (1.6%)
----------------------------------------------------------------------------------------------------------
    Petronas Dagangan Berhad, Islamic Debt Securities, 0% due 2/24/99
     (f)...................................................................   MYR               41,000,000      11,836,954
  Nigeria (2.2%)
----------------------------------------------------------------------------------------------------------
    Central Bank of Nigeria, Par Bond, 5.5% due 11/15/20 (c)(e)............   USD               41,000,000      16,015,625
  Peru (0.1%)
----------------------------------------------------------------------------------------------------------
    Guaranteed Capital Corporation, Ltd., Medium Term Note, 11% due 3/21/97
     144A (d)..............................................................   USD                1,000,000         945,000
  Thailand (0.5%)
----------------------------------------------------------------------------------------------------------
    Siam Commercial Bank, 7.75% due 11/1/96................................   THB              100,000,000       3,918,740
                                                                                                            --------------
Total Corporate Bonds (cost $39,270,372)...................................                                     34,942,671
                                                                                                            --------------

Structured Notes (1.6%)
----------------------------------------------------------------------------------------------------------
  Argentina (0.3%)
----------------------------------------------------------------------------------------------------------
    Stripped Argentine Par Spread Linked Notes:                               USD                       --              --
      13% due 7/24/95......................................................   --                 2,000,000       1,438,000
      7% due 2/10/95.......................................................   --                 7,000,000         550,200
    (Issued by Bankers Trust New York Corporation. The principal of the 13%
     and 7% Notes are linked to the spread between the internal rate of return of the Republic of Argentina Par Bond due 3/31/23 minus the yield to maturity of U.S. Treasury, 6.25% due 2/15/03 and U.S.
     Treasury, 5.75% due 8/15/03 respectively. The initial spread was 6.80%
     and 3.92% for the 13% and 7% Notes respectively.)
  Brazil (0.0%)
----------------------------------------------------------------------------------------------------------
    C-Bond Company Series B Appreciation Notes due 1/20/95 144A (d)........   USD                2,500,000               0
    (Issued by Bankers Trust International PLC. The Appreciation Notes will be subordinated to the payment of principal and interest on the
     Protected Notes. The principal is linked to the price movement of USD
     39,498,226 face value of Brazil C-Bond 4% Due 4/15/14. The strike price of the letter was USD 75.875 at issue. If the aggregate market value of the C-Bonds fall below USD 20,000,000 (which is due to the protected notes bondholders), then the value of the Appreciation Note is zero.)

                                                                               % of Net
Fixed Income Investments                                                      Assets(a)
---------------------------------------------------------------------------  ------------
Sovereign Debts (6.8%)
---------------------------------------------------------------------------
  Ecuador (1.5%)
---------------------------------------------------------------------------
    Ecuador Consolidated (f)(g)............................................          0.9
    Ecuador MYRA (To Be Converted) (f)(g)..................................          0.6
  Morocco (3.6%)
---------------------------------------------------------------------------
    Kingdom of Morocco, Tranche A Loan Agreement, 5.8125% due 1/1/09 (b)...          3.6
  Peru (1.7%)
---------------------------------------------------------------------------
    Peru Loan Agreement (f)(g).............................................          1.4
    Peru Loan Agreement (Citibank Issued) (f)(g)...........................          0.3
                                                                                   -----
Total Sovereign Debts (cost $40,950,972)...................................          6.8
                                                                                   -----
Supranational Bond (4.9%)
---------------------------------------------------------------------------
  World Bank, 4.5% due 6/20/00 (cost $35,628,381)..........................          4.9
                                                                                   -----
Corporate Bonds (4.7%)
---------------------------------------------------------------------------
  Russia (0.3%)
---------------------------------------------------------------------------
    Bank for Foreign Affairs (Vnesheconombank), 7.5% due 9/27/96...........          0.3
  Malaysia (1.6%)
---------------------------------------------------------------------------
    Petronas Dagangan Berhad, Islamic Debt Securities, 0% due 2/24/99
     (f)...................................................................          1.6
  Nigeria (2.2%)
---------------------------------------------------------------------------
    Central Bank of Nigeria, Par Bond, 5.5% due 11/15/20 (c)(e)............          2.2
  Peru (0.1%)
---------------------------------------------------------------------------
    Guaranteed Capital Corporation, Ltd., Medium Term Note, 11% due 3/21/97
     144A (d)..............................................................          0.1
  Thailand (0.5%)
---------------------------------------------------------------------------
    Siam Commercial Bank, 7.75% due 11/1/96................................          0.5
                                                                                   -----
Total Corporate Bonds (cost $39,270,372)...................................          4.7
                                                                                   -----
Structured Notes (1.6%)
---------------------------------------------------------------------------
  Argentina (0.3%)
---------------------------------------------------------------------------
    Stripped Argentine Par Spread Linked Notes:                                      0.3
      13% due 7/24/95......................................................           --
      7% due 2/10/95.......................................................           --
    (Issued by Bankers Trust New York Corporation. The principal of the 13%
     and 7% Notes are linked to the spread between the internal rate of return of the Republic of Argentina Par Bond due 3/31/23 minus the yield to maturity of U.S. Treasury, 6.25% due 2/15/03 and U.S.
     Treasury, 5.75% due 8/15/03 respectively. The initial spread was 6.80%
     and 3.92% for the 13% and 7% Notes respectively.)
  Brazil (0.0%)
---------------------------------------------------------------------------
    C-Bond Company Series B Appreciation Notes due 1/20/95 144A (d)........           --
    (Issued by Bankers Trust International PLC. The Appreciation Notes will be subordinated to the payment of principal and interest on the
     Protected Notes. The principal is linked to the price movement of USD
     39,498,226 face value of Brazil C-Bond 4% Due 4/15/14. The strike price of the letter was USD 75.875 at issue. If the aggregate market value of the C-Bonds fall below USD 20,000,000 (which is due to the protected notes bondholders), then the value of the Appreciation Note is zero.)

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 65

                        GT GLOBAL STRATEGIC INCOME FUND

Fixed Income Investments                                                      Currency    Principal Amount   Market Value
---------------------------------------------------------------------------  -----------  ----------------  --------------
  France (0.1%)
----------------------------------------------------------------------------------------------------------
    One Year French Franc Duration Enhanced Note with FRF Exposure, 4% due
     3/1/95................................................................         USD         10,000,000        $783,000
    (Issued by Merrill Lynch & Company. Principal is linked to the spread of 5-year FRF offer side swap rate which was 5.49% at issue. Principal is multiplied by 7.32 at issue and 4.30 for duration.)
  Mexico (1.1%)
----------------------------------------------------------------------------------------------------------
    Stripped Mexican Par Spread Linked Notes:                                 USD                       --              --
      9% due 10/6/95.......................................................   --                 5,000,000       4,858,500
      8% due 2/10/95.......................................................   --                 6,000,000       2,779,800
    (Issued by Bankers Trust New York Corporation. The principal of the 9%
     and 8% Notes are linked to the spread between the internal rate of return of the Mexican Par Bond due 12/31/19 minus the yield to maturity of U.S. Treasury, 6.25% due 2/15/03 and U.S. Treasury, 5.75%
     due 8/15/03 respectively. The initial spread was 4.62% and 2.79% for the 9% and 8% Notes respectively.)
  Venezuela (0.1%)
----------------------------------------------------------------------------------------------------------
    Stripped Venezuelan Par Spread Note, 15% due 2/28/95...................   USD                1,000,000         983,300
    (Issued by Bankers Trust New York Corporation. The principal of the 15%
     Note is linked to the spread between the internal rate of return of the Republic of Venezuela Par Bond due 3/31/20 minus the yield to maturity of U.S. Treasury, 6.25% due 2/15/03. The initial spread was
     13%.)
                                                                                                            --------------
Total Structured Notes (cost $33,500,000)..................................                                     11,392,800
                                                                                                            --------------

Other Security (0.7%)
----------------------------------------------------------------------------------------------------------
  Argentina (0.7%)
----------------------------------------------------------------------------------------------------------
    Argentina Local Market Securities Trust 1994-1, 13.375% due 8/15/01
     144A (d)..............................................................   USD                5,000,000       4,956,250
    (Issued by Goldman Sachs Capital Markets, L.P. The underlying asset is
     Republic of Argentina BOCON Pre. 1.) (cost $5,000,000)
                                                                                                            --------------
Total Fixed Income Investments ($657,950,317)..............................                                    628,643,300
                                                                                                            --------------

Options (0.1%)
----------------------------------------------------------------------------------------------------------
  Option on Currency (0.1%)
----------------------------------------------------------------------------------------------------------
    Canadian Dollar Call Option, Strike 1.3407, expires 3/31/95 (f)........   USD               74,800,000         650,760
  Option on Bond (0.0%)
----------------------------------------------------------------------------------------------------------
    Call Option on Japanese Government Bond #170, Strike 96.265, expires
     4/3/95 (f)............................................................   JPY            1,500,000,000          86,431
                                                                                                            --------------
Total Options (cost $1,366,375)............................................                                        737,191
                                                                                                            --------------

                                                                               % of Net
Fixed Income Investments                                                      Assets(a)
---------------------------------------------------------------------------  ------------
  France (0.1%)
---------------------------------------------------------------------------
    One Year French Franc Duration Enhanced Note with FRF Exposure, 4% due
     3/1/95................................................................         0.1
    (Issued by Merrill Lynch & Company. Principal is linked to the spread of 5-year FRF offer side swap rate which was 5.49% at issue. Principal is multiplied by 7.32 at issue and 4.30 for duration.)
  Mexico (1.1%)
---------------------------------------------------------------------------
    Stripped Mexican Par Spread Linked Notes:                                        1.1
      9% due 10/6/95.......................................................           --
      8% due 2/10/95.......................................................           --
    (Issued by Bankers Trust New York Corporation. The principal of the 9%
     and 8% Notes are linked to the spread between the internal rate of return of the Mexican Par Bond due 12/31/19 minus the yield to maturity of U.S. Treasury, 6.25% due 2/15/03 and U.S. Treasury, 5.75%
     due 8/15/03 respectively. The initial spread was 4.62% and 2.79% for the 9% and 8% Notes respectively.)
  Venezuela (0.1%)
---------------------------------------------------------------------------
    Stripped Venezuelan Par Spread Note, 15% due 2/28/95...................          0.1
    (Issued by Bankers Trust New York Corporation. The principal of the 15%
     Note is linked to the spread between the internal rate of return of the Republic of Venezuela Par Bond due 3/31/20 minus the yield to maturity of U.S. Treasury, 6.25% due 2/15/03. The initial spread was
     13%.)
                                                                                   -----
Total Structured Notes (cost $33,500,000)..................................          1.6
                                                                                   -----
Other Security (0.7%)
---------------------------------------------------------------------------
  Argentina (0.7%)
---------------------------------------------------------------------------
    Argentina Local Market Securities Trust 1994-1, 13.375% due 8/15/01
     144A (d)..............................................................          0.7
    (Issued by Goldman Sachs Capital Markets, L.P. The underlying asset is
     Republic of Argentina BOCON Pre. 1.) (cost $5,000,000)
                                                                                   -----
Total Fixed Income Investments ($657,950,317)..............................         85.7
                                                                                   -----
Options (0.1%)
---------------------------------------------------------------------------
  Option on Currency (0.1%)
---------------------------------------------------------------------------
    Canadian Dollar Call Option, Strike 1.3407, expires 3/31/95 (f)........          0.1
  Option on Bond (0.0%)
---------------------------------------------------------------------------
    Call Option on Japanese Government Bond #170, Strike 96.265, expires
     4/3/95 (f)............................................................           --
                                                                                   -----
Total Options (cost $1,366,375)............................................          0.1
                                                                                   -----

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 66

                        GT GLOBAL STRATEGIC INCOME FUND

Fixed Income Investments                                                      Currency    Principal Amount   Market Value
---------------------------------------------------------------------------  -----------  ----------------  --------------
Short-Term Investments
---------------------------------------------------------------------------
Treasury Bills (4.6%)
----------------------------------------------------------------------------------------------------------
  Mexico (4.6%)
----------------------------------------------------------------------------------------------------------
    Mexican Cetes due 1/26/95, effective yield 13.7%
     (cost $34,230,455)....................................................   MXN              121,064,880     $34,120,894

Repurchase Agreements (6.7%)
----------------------------------------------------------------------------------------------------------
  Dated October 31, 1994 with State Street Bank & Trust Company, due
   November 1, 1994, for an effective yield of 4.7% collateralized by:
    $19,390,000 Federal National Mortgage Association Note, 2.5% due
     1/25/13. (Market value $19,042,596, including accrued interest.)
     (cost $19,002,480)....................................................                                     19,002,480
    $19,020,000 Federal National Mortgage Association Note, 5% due
     10/25/11. (Market value $19,081,419, including accrued interest.)
     (cost $19,002,480)....................................................                                     19,002,480
    $9,185,000 Federal Home Loan Mortgage Corporation Note, 7% due 5/15/97.
     (Market value $9,054,879, including accrued interest.)
     (cost $9,001,175).....................................................                                      9,001,175
    $2,430,000 U.S. Treasury Note, 7.5% due 10/31/99. (Market value
     $2,472,957, including accrued interest.) (cost $2,428,317)............                                      2,428,317
                                                                                                            --------------
Total Short-Term Investments (cost $83,664,907)............................                                     83,555,346
                                                                                                            --------------
Total Investments (cost $742,981,599)*.....................................                                    712,935,837
Other Assets Less Liabilities..............................................                                     20,855,264
                                                                                                            --------------
Net Assets.................................................................                                   $733,791,101
                                                                                                            --------------
                                                                                                            --------------

                                                                               % of Net
Fixed Income Investments                                                      Assets(a)
---------------------------------------------------------------------------  ------------
Short-Term Investments
---------------------------------------------------------------------------
Treasury Bills (4.6%)
---------------------------------------------------------------------------
  Mexico (4.6%)
---------------------------------------------------------------------------
    Mexican Cetes due 1/26/95, effective yield 13.7%
     (cost $34,230,455)....................................................          4.6
Repurchase Agreements (6.7%)
---------------------------------------------------------------------------
  Dated October 31, 1994 with State Street Bank & Trust Company, due
   November 1, 1994, for an effective yield of 4.7% collateralized by:
    $19,390,000 Federal National Mortgage Association Note, 2.5% due
     1/25/13. (Market value $19,042,596, including accrued interest.)
     (cost $19,002,480)....................................................          2.6
    $19,020,000 Federal National Mortgage Association Note, 5% due
     10/25/11. (Market value $19,081,419, including accrued interest.)
     (cost $19,002,480)....................................................          2.6
    $9,185,000 Federal Home Loan Mortgage Corporation Note, 7% due 5/15/97.
     (Market value $9,054,879, including accrued interest.)
     (cost $9,001,175).....................................................          1.2
    $2,430,000 U.S. Treasury Note, 7.5% due 10/31/99. (Market value
     $2,472,957, including accrued interest.) (cost $2,428,317)............          0.3
                                                                                   -----
Total Short-Term Investments (cost $83,664,907)............................         11.3
                                                                                   -----
Total Investments (cost $742,981,599)*.....................................         97.1
Other Assets Less Liabilities..............................................          2.9
                                                                                   -----
Net Assets.................................................................        100.0
                                                                                   -----
                                                                                   -----

--------------------------------------------------------------------------------

(a) Percentages indicated are based on net assets of $733,791,101.

(b) The coupon rate shown on floating rate note represents the rate at period end.

(c) The coupon rate shown on step-up coupon bond represents the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e) Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.

(f)  Non-income producing security.

(g) Underlying loan agreement currently in default.

* For Federal income tax purposes, cost is $745,607,433 and appreciation (depreciation) of securities is as follows:

Unrealized appreciation:     $ 23,172,258
Unrealized depreciation:      (55,843,854)
                             ------------
Net unrealized
depreciation:                $(32,671,596)
                             ------------
                             ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 67

                        GT GLOBAL STRATEGIC INCOME FUND

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1994

                                                                            Market Value                              Unrealized
                                                                                (U.S.                     Delivery   Appreciation
Contracts to Sell:                                                            Dollars)     Contract Rate    Date     (Depreciation)
--------------------------------------------------------------------------  -------------  -------------  ---------  -------------
Australian Dollar.........................................................      1,259,913        1.3605    01/20/95   $   (10,412)
British Pound.............................................................     40,385,873        0.6181    11/21/94      (424,361)
Deutschemark..............................................................     38,662,764        1.5397    11/14/94      (918,557)
Deutschemark..............................................................     19,083,893        1.5299    11/14/94      (334,302)
Deutschemark..............................................................      6,653,803        1.4994    12/01/94        15,754
Deutschemark..............................................................     28,636,121        1.4944    01/31/95       138,354
Deutschemark..............................................................     38,902,594        1.5316    03/20/95      (805,179)
French Franc..............................................................     48,178,728        5.3007    12/19/94    (1,392,013)
Irish Punt................................................................     11,545,894        0.6203    01/30/95        12,146
Irish Punt................................................................      8,534,622        0.6188    01/30/95        30,311
Italian Lira..............................................................     14,240,865     1543.6000    12/27/94        11,532
Japanese Yen..............................................................     37,812,730       97.4240    11/21/94      (281,469)
Japanese Yen..............................................................     37,910,876       96.7080    11/30/94       (29,832)
Japanese Yen..............................................................        124,183       96.8000    11/30/94          (215)
New Zealand Dollar........................................................     13,228,782        1.6667    11/25/94      (322,782)
New Zealand Dollar........................................................     25,169,943        1.6369    02/01/95       (61,953)
Swiss Franc...............................................................      7,982,757        1.3400    11/30/94      (520,071)
                                                                            -------------                            -------------
Total Contracts to Sell (Receivable amount $373,421,292)..................    378,314,341                              (4,893,049)
                                                                            -------------                            -------------
The value of Contracts to Sell as a percentage of Net Assets is 51.6%.


Contracts to Buy:
--------------------------------------------------------------------------
Canadian Dollar...........................................................     31,802,381        1.3782    11/22/94       602,265
Canadian Dollar...........................................................      6,012,869        1.3523    11/22/94           711
Canadian Dollar...........................................................     18,563,716        1.3421    11/22/94      (138,318)
Canadian Dollar...........................................................     18,622,439        1.3564    11/22/94        58,352
Deutschemark..............................................................     77,763,954        1.5087    11/14/94       286,590
Deutschemark..............................................................     37,369,661        1.5000    11/21/94       (74,739)
Deutschemark..............................................................     19,634,642        1.5450    03/20/95       573,154
French Franc..............................................................     13,210,296        5.2820    12/19/94       336,263
Japanese Yen..............................................................     39,072,707       99.9050    11/14/94     1,233,603
Japanese Yen..............................................................     39,012,642       99.7530    11/14/94     1,174,138
Japanese Yen..............................................................     33,374,072       96.7000    11/30/94        23,503
Japanese Yen..............................................................     11,008,787       96.8000    11/30/94        19,118
Japanese Yen..............................................................     27,941,084       97.0100    11/30/94       108,901
New Zealand Dollar........................................................      1,463,715        1.6668    11/25/94        35,834
Swiss Franc...............................................................     37,359,304        1.2841    11/30/94       912,125
Swiss Franc...............................................................      1,596,551        1.2725    11/30/94        24,842
                                                                            -------------                            -------------
Total Contracts to Buy (Payable amount $408,632,478)......................    413,808,820                               5,176,342
                                                                            -------------                            -------------
The value of Contracts to Buy as a percentage of Net Assets is 56.4%.
    Total Open Forward Foreign Currency Contracts, Net....................                                            $   283,293
                                                                                                                     -------------
                                                                                                                     -------------

----------------

See Note 1 of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SHORT FUTURES CONTRACT OUTSTANDING
                                OCTOBER 31, 1994

                                                                             Expiration
                                                                                Date         Par Value        Currency
                                                                             -----------  ----------------  -------------
Italian 10-year Bond (face $49,456,130)....................................    12/12/94     80,000,000,000          ITL

                                                                                Market
                                                                                 Value
                                                                             -------------
Italian 10-year Bond (face $49,456,130)....................................  $  50,939,987
                                                                             -------------
                                                                             -------------

----------------
See Note 1 of the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 68

                        GT GLOBAL STRATEGIC INCOME FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1994

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $693,547,147) (Note 1)....................................  $ 663,501,385
  Repurchase agreements, at value (cost $49,434,452) (Note 1).........................................     49,434,452
  U.S. currency..........................................................................
                                                                                           $   103,266
  Foreign currency (cost $10,588,321)....................................................
                                                                                            10,993,761     11,097,027
                                                                                           -----------
  Receivable for securities sold......................................................................    148,603,320
  Interest receivable.................................................................................     18,521,707
  Receivable for Fund shares sold.....................................................................      1,103,698
  Receivable for open forward foreign currency contracts, net (Note 1)................................        283,293
  Receivable for initial and variation margin (Note 1)................................................      1,664,770
  Receivable for currency sold (Note 1)...............................................................         15,159
                                                                                                        -------------
  Total assets........................................................................................    894,224,811
                                                                                                        -------------
Liabilities:
  Payable for securities purchased....................................................................    152,046,229
  Payable for forward foreign currency contracts -- closed (Note 1)...................................      4,604,605
  Payable for Fund shares repurchased.................................................................      2,397,838
  Payable for service and distribution expenses (Note 2)..............................................        475,344
  Payable for investment management and administration fees (Note 2)..................................        445,597
  Payable for transfer agent fees (Note 2)............................................................        138,996
  Payable for custodian fees (Note 1).................................................................        122,088
  Payable for registration fees.......................................................................         73,990
  Payable for printing and postage expenses...........................................................         55,565
  Payable for professional fees.......................................................................         43,051
  Payable for Directors' fees (Note 2)................................................................          3,810
  Accrued expenses....................................................................................         26,597
                                                                                                        -------------
  Total liabilities...................................................................................    160,433,710
                                                                                                        -------------
Net assets............................................................................................  $ 733,791,101
                                                                                                        -------------
                                                                                                        -------------
Class A:
Net asset value and redemption price per share
 ($275,240,923  DIVIDED BY 25,304,448 shares outstanding).............................................  $       10.88
                                                                                                        -------------
                                                                                                        -------------
Maximum offering price per share
 (100/95.25 of $10.88)*...............................................................................  $       11.42
                                                                                                        -------------
                                                                                                        -------------
Class B:+
Net asset value and offering price per share
 ($458,550,178  DIVIDED BY 42,142,594 shares outstanding).............................................  $       10.88
                                                                                                        -------------
                                                                                                        -------------
Net assets consist of:
  Paid in capital (Note 4)............................................................................  $ 845,025,319
  Distribution in excess of net investment income.....................................................        (13,028)
  Accumulated net realized loss on investments, options, futures or foreign currency conversions and
   forward foreign currency contracts.................................................................    (80,642,907)
  Net unrealized depreciation of investments, options, futures, interest and interest withholding tax reclaims receivable, securities purchased and sold, foreign currency conversions and forward foreign currency
   contracts..........................................................................................    (30,578,283)
                                                                                                        -------------
  Total -- representing net assets applicable to capital shares outstanding...........................  $ 733,791,101
                                                                                                        -------------
                                                                                                        -------------

----------------

*   On sales of $50,000 or more, the offering price is reduced.

+ Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 69

                        GT GLOBAL STRATEGIC INCOME FUND

                            STATEMENT OF OPERATIONS

                      For the year ended October 31, 1994

--------------------------------------------------------------------------------

Investment income (Note 1):
  Interest income (net of foreign tax withheld of $56,662)............................................  $  62,051,850
  Interest expense....................................................................................       (729,774)
                                                                                                        -------------
  Total investment income.............................................................................     61,322,076
                                                                                                        -------------
Expenses:
  Service and distribution expenses: (Note 2)..........................................
    Class A............................................................................  $   1,055,022
    Class B............................................................................      4,510,710      5,565,732
                                                                                         -------------
  Investment management and administration fees (Note 2)..............................................      5,392,542
  Transfer agent fees (Note 2)........................................................................      1,359,931
  Custodian fees (Note 1).............................................................................        694,885
  Registration fees...................................................................................        165,505
  Professional fees...................................................................................        153,547
  Printing and postage expenses.......................................................................        109,337
  Directors' fees (Note 2)............................................................................         10,103
  Other...............................................................................................          9,358
                                                                                                        -------------
  Total expenses......................................................................................     13,460,940
                                                                                                        -------------
Net investment income.................................................................................     47,861,136
                                                                                                        -------------
Net realized and unrealized gain (loss) on investments, options, futures and foreign currencies
 (Note 1):
  Net realized loss on investments, options and futures................................   (104,440,546)
  Net realized gain on foreign currency conversions and forward foreign currency
   contracts...........................................................................     25,086,298
                                                                                         -------------
  Net realized loss...................................................................................    (79,354,248)
  Change in unrealized depreciation of interest and interest withholding tax reclaims receivable, securities purchased and sold, foreign currency conversions and forward
   foreign currency contracts..........................................................         (9,380)
  Change in unrealized depreciation of investments, options and futures................    (66,692,413)
                                                                                         -------------
  Net unrealized depreciation.........................................................................    (66,701,793)
                                                                                                        -------------
Net realized and unrealized loss on investments, options, futures and foreign currencies..............   (146,056,041)
                                                                                                        -------------
Net decrease in net assets resulting from operations..................................................  $ (98,194,905)
                                                                                                        -------------
                                                                                                        -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 70

                        GT GLOBAL STRATEGIC INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                    YEAR ENDED        YEAR ENDED
                                                                                                 OCTOBER 31, 1994  OCTOBER 31, 1993
                                                                                                 ----------------  ----------------
Increase in net assets
Operations:
  Net investment income (Note 1)...............................................................
                                                                                                  $   47,861,136    $   14,665,543
  Net realized gain (loss) on investments, options, futures, foreign currency conversions and forward foreign currency contracts..........................................................
                                                                                                     (79,354,248)       26,409,841
  Change in unrealized appreciation (depreciation) of investments, options, futures, interest and interest withholding tax reclaims receivable, securities purchased and sold, and foreign currency conversions and forward foreign currenty contracts.................................
                                                                                                     (66,701,793)       36,510,972
                                                                                                 ----------------  ----------------
  Net increase (decrease) in net asssets resulting from operations.............................
                                                                                                     (98,194,905)       77,586,356
                                                                                                 ----------------  ----------------
Class A:
Distributions to shareholders from: (Note 1)
  Net investment income........................................................................
                                                                                                     (21,322,221)      (10,984,835)
  Net realized gain on investments.............................................................
                                                                                                      (8,450,873)       (2,915,547)
  Sources other than net income................................................................
                                                                                                               0        (1,431,202)
  Return of Capital............................................................................
                                                                                                      (4,442,690)                0

Class B:
Distributions to shareholders from: (Note 1)
  Net investment income........................................................................
                                                                                                     (29,594,068)       (5,507,160)
  Net realized gain on investments.............................................................
                                                                                                     (10,411,111)         (225,606)
  Sources other than net income................................................................
                                                                                                               0          (717,521)
  Return of capital............................................................................
                                                                                                      (5,633,875)                0

Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.............................................
                                                                                                     654,688,923       542,331,923
  Decrease from capital shares repurchased.....................................................
                                                                                                    (341,148,524)      (84,217,851)
                                                                                                 ----------------  ----------------
  Net increase from capital share transactions.................................................
                                                                                                     313,540,399       458,114,072
                                                                                                 ----------------  ----------------
Total increase in net assets...................................................................
                                                                                                     135,490,656       513,918,557
Net assets:
  Beginning of year............................................................................
                                                                                                     598,300,445        84,381,888
                                                                                                 ----------------  ----------------
  End of year..................................................................................
                                                                                                  $  733,791,101*   $  598,300,445**
                                                                                                 ----------------
                                                                                                 ----------------  ----------------
                                                                                                                   ----------------

----------------

*   Including distributions in excess of net investment income of $(13,028).

**  Including undistributed net investment income of $0.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 71

                        GT GLOBAL STRATEGIC INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                               CLASS A+
                                             ---------------------------------------------
                                                        YEAR ENDED OCTOBER 31,
                                             ---------------------------------------------
                                               1994    1993(A)    1992     1991     1990
                                             --------  --------  -------  -------  -------
Per Share Operating Performance:
Net asset value, beginning of period.......  $  13.61  $  11.25  $ 10.91  $ 11.20  $ 11.17
                                             --------  --------  -------  -------  -------
Income from investment operations:
  Net investment income....................      0.79      0.96     0.86     0.84*    1.04*
  Net realized and unrealized gain (loss)
   on investments..........................     (2.14)     2.85     0.31    (0.02)   (0.17)
                                             --------  --------  -------  -------  -------
  Net increase (decrease) from investment
   operations..............................     (1.35)     3.81     1.17     0.82     0.87
                                             --------  --------  -------  -------  -------
Distributions:
  Net investment income....................     (0.79)    (0.96)   (0.83)   (0.60)   (0.84)
  Net realized gain on investments.........     (0.38)    (0.37)   (0.00)   (0.51)   (0.00)
  Sources other than net income............     (0.00)    (0.12)   (0.00)   (0.00)   (0.00)
  Return of capital........................     (0.21)    (0.00)   (0.00)   (0.00)   (0.00)
                                             --------  --------  -------  -------  -------
    Total distributions....................     (1.38)    (1.45)   (0.83)   (1.11)   (0.84)
                                             --------  --------  -------  -------  -------
Net asset value, end of period.............  $  10.88  $  13.61  $ 11.25  $ 10.91  $ 11.20
                                             --------  --------  -------  -------  -------
                                             --------  --------  -------  -------  -------

Total investment return (c)................    (10.44)%     37.0%    11.1%     7.7%     8.3%

Ratios and supplemental data:
Net assets, end of period (in 000's).......  $275,241  $287,870  $83,849  $55,967  $44,545
Ratio of net investment income to average
 net assets................................      6.74%      7.2%     7.6%     7.2%*     9.6%*
Ratio of expenses to average net assets....      1.40%      1.7%     1.8%     1.9%*     1.9%*
Ratio of interest expenses to average net
 assets....................................      0.10%      N/A      N/A      N/A      N/A
Portfolio turnover rate+++.................       583%      310%     418%     630%     501%

                                                              CLASS B++
                                             --------------------------------------------
                                              YEAR ENDED OCTOBER 31,     OCTOBER 22, 1992
                                             -------------------------          TO
                                                1994         1993(A)     OCTOBER 31, 1992
                                             -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period.......   $  13.60      $  11.24          $11.36
                                             -----------   -----------       -------
Income from investment operations:
  Net investment income....................       0.73          0.89            0.01
  Net realized and unrealized gain (loss)
   on investments..........................      (2.14)         2.85           (0.13)
                                             -----------   -----------       -------
  Net increase (decrease) from investment
   operations..............................      (1.41)         3.74           (0.12)
                                             -----------   -----------       -------
Distributions:
  Net investment income....................      (0.72)        (0.89)          (0.00)
  Net realized gain on investments.........      (0.38)        (0.37)          (0.00)
  Sources other than net income............      (0.00)        (0.12)          (0.00)
  Return of capital........................      (0.21)        (0.00)          (0.00)
                                             -----------   -----------       -------
    Total distributions....................      (1.31)        (1.38)          (0.00)
                                             -----------   -----------       -------
Net asset value, end of period.............   $  10.88      $  13.60          $11.24
                                             -----------   -----------       -------
                                             -----------   -----------       -------
Total investment return (c)................     (11.02)%        36.2%           (1.1)%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's).......   $458,550      $310,431          $  533
Ratio of net investment income to average
 net assets................................       6.09%          6.5%            N/A%(d)
Ratio of expenses to average net assets....       2.05%          2.4%            N/A%(d)
Ratio of interest expenses to average net
 assets....................................       0.10%          N/A             N/A
Portfolio turnover rate+++.................        583%          310%            418%

----------------

+ All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.

++  Commencing October 22, 1992, the Fund began offering Class B shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Includes reimbursement by G.T. Capital Management, Inc. of Fund operating expenses of $0.01 and $0.04 for the year ended October 31, 1991 and 1990, respectively. Without such reimbursements, the expense ratios would have been 1.92% and 2.20% and the ratio of net investment income to average net assets would have been 7.16% and 9.26% for the year ended October 31, 1991 and 1990, respectively.

(a) These selected per share data were calculated based upon weighted average shares outstanding during the period.

(b) Not annualized.

(c) Total investment return does not include sales charges.

(d) Ratios not meaningful due to short period of operation of Class B shares.

                  Statement of Additional Information Page 72

                        GT GLOBAL STRATEGIC INCOME FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Strategic Income Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has eleven series of shares in operation, each series corresponding to a distinct portfolio of investments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or, in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currency conversions, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be paid to the Fund under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a

                  Statement of Additional Information Page 73

                        GT GLOBAL STRATEGIC INCOME FUND
currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases or sales of securities or to hedge the value of portfolio securities denominated in a foreign currency.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last settlement price, or in the case of an over-the-counter option is valued at the bid price obtained from a broker. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which for calls requires that the portfolio hold the underlying security and which for puts requires the Fund to set aside cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. At October 31, 1994, the Fund held purchased call options.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. At October 31, 1994, the Fund held one futures contract.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on an identified cost basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

                  Statement of Additional Information Page 74

                        GT GLOBAL STRATEGIC INCOME FUND

(H)  PORTFOLIO SECURITIES LOANED
Cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1994, the Fund received fees of $92,245 which were used to reduce the Fund's custodian fees. At October 31, 1994, there were no securities on loan to brokers.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $77,432,417 which expires in 2002.

(J)  DISTRIBUTION TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

The dividends paid by the Fund during the year exceeded its net income as measured for that period and thus may be considered, for tax purposes, to have been paid from a source other than such income.

(K)  ADOPTION OF AICPA STATEMENT OF POSITION 93-2
As of November 1, 1993, the Fund adopted Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." Accordingly, permanent book and tax basis differences relating to shareholder distributions have been reclassified to paid-in capital. As of November 1, 1993, the cumulative effect of such differences totaling $11,961 and $1,555,749 was reclassified from distributions in excess of net investment income and accumulated net realized loss on investments, respectively, to paid-in capital. Net investment income, net realized loss on investments and net assets were not affected by this change. The Statement of Changes in Net Assets and the Financial Highlights, for the prior periods, have not been restated to reflect the changes in this presentation.
(L)  LINE OF CREDIT
For the year ended October 31, 1994, the Fund periodically borrowed amounts from a bank at a base or Eurodollar rate. The arrangement with the bank allows the Fund to borrow a maximum amount of $50,000,000. On March 2, 1994 the Fund borrowed $50,000,000, all of which is outstanding at October 31, 1994 and the maximum month-end borrowing outstanding for the year ended October 31, 1994 was $50,000,000.

For the year ended October 31, 1994, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $50,000,000 with a weighted average interest rate of 5.31%. Interest expense for the year ended October 31, 1994 was $729,774.

(M)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(N)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currences, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
G.T. Capital is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to G.T. Capital at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Fund; 0.70% on the next $1 billion; 0.675% on the next $1 billion and 0.65% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any

                  Statement of Additional Information Page 75

                        GT GLOBAL STRATEGIC INCOME FUND
state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's distributor. The Fund offers Class A shares and Class B shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1994, G.T. Global retained $732,755 of such sales charges. Instead, G.T. Global paid commissions to broker/ dealers in excess of the amount collected in connection with additional compensation arrangements and programs during the year. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. For the year ended October 31, 1994, G.T. Global collected CDSC's in the amount of $1,084,779. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement. Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.85% and 2.50% of the average daily net assets of the Fund's Class A and Class B shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of investment management and administration fees, waivers by G.T. Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1994, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $3,823,944,076 and $3,631,006,554, respectively. Purchases and sales of U.S. government obligations by the Fund aggregated $183,532,737 and $196,876,718, respectively.

                  Statement of Additional Information Page 76

                        GT GLOBAL STRATEGIC INCOME FUND

4. CAPITAL SHARES
At October 31, 1994, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund; 400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global High Income Fund; 200,000,000 were classified as shares of G.T. Global Financial Services Fund; 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund (inactive); and 2,800,000,000 shares remain unclassified. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                     YEAR ENDED                 YEAR ENDED
                                                                                  OCTOBER 31, 1994           OCTOBER 31, 1993
                                                                             --------------------------  -------------------------
CLASS A                                                                        SHARES        AMOUNT        SHARES       AMOUNT
---------------------------------------------------------------------------  -----------  -------------  ----------  -------------
Shares sold................................................................   19,809,908  $ 246,272,141  19,126,289  $ 237,806,349
Shares issued in connection with reinvestment of distributions.............    1,971,428     23,827,880     925,885     10,873,649
                                                                             -----------  -------------  ----------  -------------
                                                                              21,781,336    270,100,021  20,052,174    248,679,998
Shares repurchased.........................................................  (17,632,683)  (210,355,215) (6,352,632)   (76,814,772)
                                                                             -----------  -------------  ----------  -------------
Net increase...............................................................    4,148,653  $  59,744,806  13,699,542  $ 171,865,226
                                                                             -----------  -------------  ----------  -------------
                                                                             -----------  -------------  ----------  -------------


                                                                                     YEAR ENDED                 YEAR ENDED
                                                                                  OCTOBER 31, 1994           OCTOBER 31, 1993
                                                                             --------------------------  -------------------------
CLASS B                                                                        SHARES        AMOUNT        SHARES       AMOUNT
---------------------------------------------------------------------------  -----------  -------------  ----------  -------------
Shares sold................................................................   28,502,079  $ 357,951,389  23,085,726  $ 290,302,823
Shares issued in connection with reinvestment of distributions.............    2,229,217     26,637,513     266,258      3,349,102
                                                                             -----------  -------------  ----------  -------------
                                                                              30,731,296    384,588,902  23,351,984    293,651,925
Shares repurchased.........................................................  (11,406,753)  (130,793,309)   (581,334)    (7,403,079)
                                                                             -----------  -------------  ----------  -------------
Net increase...............................................................   19,324,543  $ 253,795,593  22,770,650  $ 286,248,846
                                                                             -----------  -------------  ----------  -------------
                                                                             -----------  -------------  ----------  -------------

5. WRITTEN OPTIONS:
The Fund's written option contracts activity for the year ended October 31, 1994, was as follows:

                      CALL OPTIONS WRITTEN ON BOND FUTURES

                                                                                                            NUMBER OF
                                                                                                            CONTRACTS
                                                                                                         ---------------
Options outstanding at October 31, 1993................................................................             0
Options written........................................................................................             1
Options cancelled in closing purchase transactions.....................................................             0
Options expired prior to exercise......................................................................             0
Options exercised......................................................................................            (1)
                                                                                                                  ---
Options outstanding at October 31, 1994................................................................             0
                                                                                                                  ---
                                                                                                                  ---


                                                                                                            PREMIUMS

                                                                                                         --------------

Options outstanding at October 31, 1993................................................................  $            0

Options written........................................................................................       2,658,053

Options cancelled in closing purchase transactions.....................................................               0

Options expired prior to exercise......................................................................               0

Options exercised......................................................................................      (2,658,053)

                                                                                                         --------------

Options outstanding at October 31, 1994................................................................  $            0

                                                                                                         --------------

                                                                                                         --------------


                  Statement of Additional Information Page 77

                           GT GLOBAL HIGH INCOME FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and the Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global High Income Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., as of October 31, 1994 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from October 22, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global High Income Fund as of October 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from October 22, 1992 (commencement of operations) to October 31, 1992, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
DECEMBER 16, 1994

                  Statement of Additional Information Page 78

                           GT GLOBAL HIGH INCOME FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1994

--------------------------------------------------------------------------------

Assets:
  Investments in Global High Income Portfolio (cost $416,771,853) (Note 1).............................
                                                                                                         $ 400,911,168
  Receivable for Fund shares sold......................................................................
                                                                                                             1,620,787
  Unamortized deferred organizational expenses (Note 1)................................................
                                                                                                                90,181
                                                                                                         -------------
  Total assets.........................................................................................
                                                                                                           402,622,136
                                                                                                         -------------
Liabilities:
  Payable for Fund shares repurchased..................................................................
                                                                                                             1,659,433
  Payable for service and distribution expenses (Note 2)...............................................
                                                                                                               247,161
  Payable for Administration fees (Note 2).............................................................
                                                                                                                92,388
  Payable for deferred organizational expenses (Note 1)................................................
                                                                                                                59,874
  Payable for transfer agent fees (Note 2).............................................................
                                                                                                                54,667
  Payable for printing and postage expenses............................................................
                                                                                                                41,746
  Distribution payable.................................................................................
                                                                                                                24,460
  Payable for registration fees........................................................................
                                                                                                                23,365
  Payable for professional fees........................................................................
                                                                                                                11,012
  Payable for custodian fees...........................................................................
                                                                                                                 5,032
  Payable for Directors' fees (Note 2).................................................................
                                                                                                                 2,611
  Accrued expenses.....................................................................................
                                                                                                                 3,758
                                                                                                         -------------
  Total liabilities....................................................................................
                                                                                                             2,225,507
                                                                                                         -------------
Net assets.............................................................................................
                                                                                                         $ 400,396,629
                                                                                                         -------------
                                                                                                         -------------
Class A:
Net asset value and redemption price per share
 ($167,973,980 DIVIDED BY 13,374,172 shares outstanding)...............................................
                                                                                                         $       12.56
                                                                                                         -------------
                                                                                                         -------------
Maximum offering price per share
 (100/95.25 of $12.56)*................................................................................
                                                                                                         $       13.19
                                                                                                         -------------
                                                                                                         -------------
Class B:+
Net asset value and offering price per share
 ($232,422,649 DIVIDED BY 18,511,750 shares outstanding)...............................................
                                                                                                         $       12.56
                                                                                                         -------------
                                                                                                         -------------
Net assets consist of:
  Paid in capital (Note 4).............................................................................
                                                                                                         $ 421,490,922
  Accumulated net realized loss on investments, futures, foreign currency conversions and forward foreign currency contracts -- Global High Income Portfolio..........................................
                                                                                                            (5,233,608)
  Net unrealized depreciation of investments, futures, interest receivable and foreign currency conversions -- Global High Income Portfolio.........................................................
                                                                                                           (15,860,685)
                                                                                                         -------------
  Total -- representing net assets applicable to capital shares outstanding............................
                                                                                                         $ 400,396,629
                                                                                                         -------------
                                                                                                         -------------

----------------

*   On sales of $50,000 or more, the offering price is reduced.

+ Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 79

                           GT GLOBAL HIGH INCOME FUND

                            STATEMENT OF OPERATIONS

                      For the year ended October 31, 1994

--------------------------------------------------------------------------------

Investment income (Note 1):
  Interest income -- Global High Income Portfolio......................................................  $ 30,400,053
                                                                                                         ------------
  Total investment income..............................................................................    30,400,053
                                                                                                         ------------
Expenses:
  Expenses -- Global High Income Portfolio.............................................................     2,543,306
  Service and distribution expenses (Note 2):
    Class A..............................................................................  $    575,897
    Class B..............................................................................     1,901,759     2,477,656
                                                                                           ------------
  Administration fees (Note 2).........................................................................       886,795
  Transfer agent fees (Note 2).........................................................................       554,263
  Registration fees....................................................................................       118,649
  Printing and postage expenses........................................................................        79,878
  Custodian fees.......................................................................................        57,357
  Professional fees....................................................................................        53,400
  Amortization of organizational expenses (Note 1).....................................................        29,802
  Directors' fees (Note 2).............................................................................         7,508
  Other................................................................................................         2,092
                                                                                                         ------------
  Total expenses.......................................................................................     6,810,706
                                                                                                         ------------
Net investment income..................................................................................    23,589,347
                                                                                                         ------------
Net realized and unrealized gain (loss) on investments and foreign currencies (Note 1):
  Net realized gain on investments and futures -- Global High Income Portfolio...........     1,842,998
  Net realized loss on foreign currency conversions and forward foreign currency
   contracts -- Global High Income Portfolio.............................................    (2,013,975)
                                                                                           ------------
  Net realized loss....................................................................................      (170,977)
  Change in unrealized depreciation of interest receivable -- Global High Income
   Portfolio.............................................................................      (517,677)
  Change in unrealized depreciation of investments -- Global High Income Portfolio.......   (39,147,066)
                                                                                           ------------
  Net unrealized depreciation..........................................................................   (39,664,743)
                                                                                                         ------------
Net realized and unrealized loss on investments and foreign currencies -- Global High Income
 Portfolio.............................................................................................   (39,835,720)
                                                                                                         ------------
Net decrease in net assets resulting from operations...................................................  $(16,246,373)
                                                                                                         ------------
                                                                                                         ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 80

                           GT GLOBAL HIGH INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                    YEAR ENDED        YEAR ENDED
                                                                                                 OCTOBER 31, 1994  OCTOBER 31, 1993
                                                                                                 ----------------  ----------------
Increase in net assets
Operations:
  Net investment income........................................................................   $   23,589,347    $    5,207,237
  Net realized gain (loss) on investments and foreign currency transactions....................         (170,977)        9,627,256
  Change in unrealized appreciation (depreciation) of investments and interest received........      (39,664,743)       23,804,058
                                                                                                 ----------------  ----------------
  Net increase (decrease) in net asssets resulting from operations.............................      (16,246,373)       38,638,551
                                                                                                 ----------------  ----------------
Class A:
Distributions to shareholders from: (Note 1)
  Net investment income........................................................................      (11,509,080)       (2,812,188)
  Net realized gain on investments.............................................................       (3,211,912)                0
  In excess of net realized gain on investments................................................       (2,599,203)                0
  Sources other than net income................................................................                0        (1,559,047)
Class B:
Distributions to shareholders from: (Note 1)
  Net investment income........................................................................      (12,080,267)       (2,395,049)
  Net realized gain on investments.............................................................       (3,255,413)                0
  In excess of net realized gain on investments................................................       (2,634,405)                0
  Sources other than net income................................................................                0        (1,454,367)
Capital shares transactions: (Note 3)
  Increase from capital shares sold and reinvested.............................................      644,572,576       278,024,682
  Decrease from capital shares repurchased.....................................................     (462,844,981)      (38,497,231)
                                                                                                 ----------------  ----------------
  Net increase from capital shares transactions................................................      181,727,595       239,527,451
                                                                                                 ----------------  ----------------
Total increase in net assets...................................................................      130,190,942       269,945,351
Net assets:
  Beginning of year............................................................................      270,205,687           260,336
                                                                                                 ----------------  ----------------
  End of year..................................................................................   $  400,396,629*   $  270,205,687*
                                                                                                 ----------------  ----------------
                                                                                                 ----------------  ----------------

----------------

*   Includes undistributed net investment income of $0.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 81

                           GT GLOBAL HIGH INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                      CLASS A+
                                                        ------------------------------------
                                                                            OCTOBER 22, 1992
                                                        YEAR ENDED OCTOBER   (COMMENCEMENT
                                                               31,           OF OPERATIONS)
                                                        ------------------         TO
                                                        1994(E)   1993(E)   OCTOBER 31, 1992
                                                        --------  --------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period..................  $  14.92  $  11.43       $11.43
                                                        --------  --------      -------
Income from investment operations:
  Net investment income...............................      0.94      0.78         0.00
  Net realized and unrealized gain (loss) on
   investments........................................     (1.87)     3.92         0.00
                                                        --------  --------      -------
    Net increase (decrease) from investment
     operations.......................................     (0.93)     4.70         0.00
                                                        --------  --------      -------
Distributions:
  Net investment income...............................     (0.94)    (0.78)       (0.00)
  Net realized gain on investments....................     (0.27)    (0.00)       (0.00)
  In excess of net realized gain on investments.......     (0.22)    (0.00)       (0.00)
  Sources other than net income.......................     (0.00)    (0.43)       (0.00)
                                                        --------  --------      -------
    Total distributions...............................     (1.43)    (1.21)       (0.00)
                                                        --------  --------      -------
Net asset value, end of period........................  $  12.56  $  14.92       $11.43
                                                        --------  --------      -------
                                                        --------  --------      -------
Total investment return (d)...........................     (6.45)%     43.6%         0.0%(a)

Ratios and supplemental data:
Net assets, end of period (in 000's)..................  $167,974  $143,171       $  207
Ratio of net investment income to average net
 assets...............................................      7.00%      6.4%         N/A(c)
Ratio of operating expenses to average net assets.....      1.57%      2.2%         N/A(c)
Ratio of interest expense to average net assets.......      0.22%      N/A          N/A


                                                                     CLASS B++
                                                        ------------------------------------
                                                                            OCTOBER 22, 1992
                                                        YEAR ENDED OCTOBER   (COMMENCEMENT
                                                               31,           OF OPERATIONS)
                                                        ------------------         TO
                                                        1994(E)   1993(E)   OCTOBER 31, 1992
                                                        --------  --------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period..................  $  14.90  $  11.43       $11.43
                                                        --------  --------      -------
Income from investment operations:
  Net investment income...............................      0.86      0.70         0.00
  Net realized and unrealized gain (loss) on
   investments........................................     (1.85)     3.90         0.00
                                                        --------  --------      -------
    Net increase (decrease) from investment
     operations.......................................     (0.99)     4.60         0.00
                                                        --------  --------      -------
Distributions:
  Net investment income...............................     (0.86)    (0.70)       (0.00)
  Net realized gain on investments....................     (0.27)    (0.00)       (0.00)
  In excess of net realized gain on investments.......     (0.22)    (0.00)       (0.00)
  Sources other than net income.......................     (0.00)    (0.43)       (0.00)
                                                        --------  --------      -------
    Total distributions...............................     (1.35)    (1.13)       (0.00)
                                                        --------  --------      -------
Net asset value, end of period........................  $  12.56  $  14.90       $11.43
                                                        --------  --------      -------
                                                        --------  --------      -------
Total investment return (d)...........................     (6.99)%     42.6%         0.0%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)..................  $232,423  $127,035       $   53
Ratio of net investment income to average net
 assets...............................................      6.35%      5.8%         N/A(c)
Ratio of operating expenses to average net assets.....      2.22%      2.8%         N/A(c)
Ratio of interest expense to average net assets.......      0.22%      N/A          N/A

----------------

+ All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.

++  Commencing October 22, 1992, the Fund began offering Class B shares.

(a) Not annualized.

(b) Annualized.

(c) Ratios not meaningful due to short period of operation.

(d) Total investment return does not include sales charges.

(e) These selected per share data were calculated based upon weighted average shares during the year.

                  Statement of Additional Information Page 82

                           GT GLOBAL HIGH INCOME FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global High Income Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has eleven series of shares in operation, each series corresponding to a distinct portfolio of investments. The Fund invests substantially all of its investable assets in Global High Income Portfolio ("Portfolio"), which is registered as an open-end management investment company under the 1940 Act and has investment objectives, policies and limitations substantially identical to those of the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this Report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  INVESTMENT VALUATION
Valuation of securities and other investment practices by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this Report.

(B)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(C)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(D)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $149,100. These expenses are being amortized on a straightline basis over a five-year period.

(E)  ADOPTION OF AICPA STATEMENT OF POSITION 93-2
As of November 1, 1993, the Fund adopted Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." Accordingly, permanent book and tax basis differences relating to shareholder distributions have been reclassified to paid-in capital. As of November 1, 1993, the cumulative effect of such differences totaling $2,988,954 was reclassified from accumulated net realized gain on investments to paid-in capital. Net investment income, net realized gain on investments, foreign currency conversions and forward foreign currency contracts, and net assets were not affected by this change.

2. RELATED PARTIES
G.T. Capital Management, Inc. ("G.T. Capital") is the Fund's administrator. The Fund pays administration fees to G.T. Capital at the annualized rate of 0.25% of the Fund's average daily net assets. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's distributor. The Fund offers Class A shares and Class B shares for purchase.

                  Statement of Additional Information Page 83

                           GT GLOBAL HIGH INCOME FUND

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1994, G.T. Global retained $330,237 of such sales charges. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. For the year ended October 31, 1994, G.T. Global collected CDSCs in the amount of $990,675. In addition, G.T. Global makes on-going shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.20% and 2.85% of the average daily net assets of the Fund's Class A and Class B shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of administration fees, waivers by G.T. Global of payments under the Class A Plan and/ or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

                  Statement of Additional Information Page 84

                           GT GLOBAL HIGH INCOME FUND

3. CAPITAL SHARES
At October 31, 1994, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund; 400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global Financial Services Fund; 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund (inactive); and 2,800,000,000 shares remain unclassified. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                     YEAR ENDED                 YEAR ENDED
                                                                                  OCTOBER 31, 1994           OCTOBER 31, 1993
                                                                             --------------------------  -------------------------
CLASS A                                                                        SHARES        AMOUNT        SHARES       AMOUNT
---------------------------------------------------------------------------  -----------  -------------  ----------  -------------
Shares sold................................................................   25,772,262  $ 337,096,408  11,744,082  $ 156,243,081
Shares issued in connection with reinvestment of distributions.............      908,473     12,121,929     198,524      2,686,745
                                                                             -----------  -------------  ----------  -------------
                                                                              26,680,735    349,218,337  11,942,606    158,929,826
Shares repurchased.........................................................  (22,900,774)  (305,091,442) (2,366,499)   (31,578,446)
                                                                             -----------  -------------  ----------  -------------
Net increase...............................................................    3,779,961  $  44,126,895   9,576,107  $ 127,351,380
                                                                             -----------  -------------  ----------  -------------
                                                                             -----------  -------------  ----------  -------------


                                                                                     YEAR ENDED                 YEAR ENDED
                                                                                  OCTOBER 31, 1994           OCTOBER 31, 1993
                                                                             --------------------------  -------------------------
CLASS B                                                                        SHARES        AMOUNT        SHARES       AMOUNT
---------------------------------------------------------------------------  -----------  -------------  ----------  -------------
Shares sold................................................................   21,671,430  $ 286,814,947   8,911,317  $ 117,621,790
Shares issued in connection with reinvestment of distributions.............      646,902      8,539,292     108,955      1,473,066
                                                                             -----------  -------------  ----------  -------------
                                                                              22,318,332    295,354,239   9,020,272    119,094,856
Shares repurchased.........................................................  (12,332,246)  (157,753,539)   (499,288)    (6,918,785)
                                                                             -----------  -------------  ----------  -------------
Net increase...............................................................    9,986,086  $ 137,600,700   8,520,984  $ 112,176,071
                                                                             -----------  -------------  ----------  -------------
                                                                             -----------  -------------  ----------  -------------

--------------
FEDERAL TAX INFORMATION:
For Federal tax purposes, the Fund had distributions from long-term capital gains of $36,300.

                  Statement of Additional Information Page 85

                          GLOBAL HIGH INCOME PORTFOLIO

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Trustees of Global High Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Global High Income Portfolio, including the schedule of portfolio investments, as of October 31, 1994 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the two years in the period then ended and for the period from October 22, 1992 (commencement of operations) to October 31, 1992. These financial statements and the supplementary data are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the supplementary data referred to above present fairly, in all material respects, the financial position of Global High Income Portfolio as of October 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for the two years in the period then ended and for the period from October 22, 1992 (commencement of operations) to October 31, 1992, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 16, 1994

                  Statement of Additional Information Page 86

                          GLOBAL HIGH INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

                                                                                               Principal        Market
Fixed Income Investments                                                         Currency       Amount          Value
------------------------------------------------------------------------------  -----------  -------------  --------------
Government & Government Agency Obligations (60.3%)
----------------------------------------------------------------------------------------------------------
  Argentina (8.0%)
----------------------------------------------------------------------------------------------------------
    Republic of Argentina:
      Discount Bond, 5.8125% due 3/31/23 (b)..................................   USD            16,000,000     $10,960,000
      FRB Bond, 6.5% due 3/31/05 (b)..........................................   USD            14,500,000      10,521,561
      BOCON:                                                                     --                     --              --
        Pro 1, 5% due 4/1/07 (b)..............................................   ARS            10,717,000       5,095,161
        Pre 2, 5% due 4/1/01 (b)..............................................   USD             2,876,301       2,374,386
      Par Bond, 4.25% due 3/31/23 (c).........................................   USD             7,000,000       3,281,250
  Brazil (10.2%)
----------------------------------------------------------------------------------------------------------
    Federal Republic of Brazil:
      C Bond, 4% due 4/15/14 (c)..............................................   USD            23,000,000      11,643,750
      IDU Notes, 6.0625% due 1/1/01 (b).......................................   USD            11,642,400       9,546,768
      Debt Conversion Bond Series L, 6.75% due 4/15/12 (b)....................   USD            14,000,000       8,697,500
      Eligible Interest Bond, 6.6875% due 4/15/06 (b).........................   USD            11,000,000       7,425,000
      New Money Bond Series L, 6.75% due 4/15/09 (b)..........................   USD             5,000,000       3,181,500
  Bulgaria (3.3%)
----------------------------------------------------------------------------------------------------------
    Bulgaria:
      Discount Bond Series A, 6.0625% due 7/28/24:                               USD                    --              --
        Euro (b)..............................................................   --             17,000,000       8,478,750
        144A (b)(d)...........................................................   --              7,468,426       3,706,207
      Past Due Interest Bond, 6.0625% due 7/28/11 (b).........................   USD             3,115,768       1,386,517
  Colombia (0.5%)
----------------------------------------------------------------------------------------------------------
    Republic of Colombia, 8.75% due 10/6/99...................................   USD             2,000,000       1,978,000
  Costa Rica (3.0%)
----------------------------------------------------------------------------------------------------------
    Banco Central de Costa Rica:
      Interest Bond Series A, 5.8125% due 5/21/05 (b).........................   USD             9,090,590       8,272,437
      Principal Bond, 6.25%:                                                     USD                    --              --
        Series B, due 5/21/15.................................................   --              3,300,000       1,864,500
        Series A, due 5/21/10.................................................   --              2,700,000       1,687,500
  Jordan (1.0%)
----------------------------------------------------------------------------------------------------------
    Jordan, Past Due Interest, 5.8125% due 12/23/05:
      144A (b)(d).............................................................   USD             3,241,547       2,366,329
      Euro (b)................................................................   USD             2,000,000       1,480,000
  Mexico (8.5%)
----------------------------------------------------------------------------------------------------------
    United Mexican States, Par Bond, 6.25% due 12/31/19:                         USD                    --              --
      Series A (e)............................................................   --             12,000,000       7,620,000
      Series B (e)............................................................   --              9,000,000       5,715,000
    United Mexican States, Discount Bond due 12/31/19:                           USD                    --              --
      Series D, 5.8125% (b)(e)................................................   --              9,250,000       7,914,530
      Series A, 6.6875% (b)(e)................................................   --              3,000,000       2,566,875
      Series C, 6.0625% (b)(e)................................................   --              1,000,000         855,625
    Mexican Cetes due 1/11/96, effective yield 15.15%.........................   MXN            25,989,420       6,409,502
    Petroleos Mexicanos (PEMEX), 8.625% due 12/1/23 144A (d)..................   USD             4,000,000       3,182,000

                                                                                  % of Net
Fixed Income Investments                                                         Assets(a)
------------------------------------------------------------------------------  ------------
Government & Government Agency Obligations (60.3%)
------------------------------------------------------------------------------
  Argentina (8.0%)
------------------------------------------------------------------------------
    Republic of Argentina:
      Discount Bond, 5.8125% due 3/31/23 (b)..................................          2.7
      FRB Bond, 6.5% due 3/31/05 (b)..........................................          2.6
      BOCON:                                                                            1.9
        Pro 1, 5% due 4/1/07 (b)..............................................           --
        Pre 2, 5% due 4/1/01 (b)..............................................           --
      Par Bond, 4.25% due 3/31/23 (c).........................................          0.8
  Brazil (10.2%)
------------------------------------------------------------------------------
    Federal Republic of Brazil:
      C Bond, 4% due 4/15/14 (c)..............................................          2.9
      IDU Notes, 6.0625% due 1/1/01 (b).......................................          2.4
      Debt Conversion Bond Series L, 6.75% due 4/15/12 (b)....................          2.2
      Eligible Interest Bond, 6.6875% due 4/15/06 (b).........................          1.9
      New Money Bond Series L, 6.75% due 4/15/09 (b)..........................          0.8
  Bulgaria (3.3%)
------------------------------------------------------------------------------
    Bulgaria:
      Discount Bond Series A, 6.0625% due 7/28/24:                                      3.0
        Euro (b)..............................................................           --
        144A (b)(d)...........................................................           --
      Past Due Interest Bond, 6.0625% due 7/28/11 (b).........................          0.3
  Colombia (0.5%)
------------------------------------------------------------------------------
    Republic of Colombia, 8.75% due 10/6/99...................................          0.5
  Costa Rica (3.0%)
------------------------------------------------------------------------------
    Banco Central de Costa Rica:
      Interest Bond Series A, 5.8125% due 5/21/05 (b).........................          2.1
      Principal Bond, 6.25%:                                                            0.9
        Series B, due 5/21/15.................................................           --
        Series A, due 5/21/10.................................................           --
  Jordan (1.0%)
------------------------------------------------------------------------------
    Jordan, Past Due Interest, 5.8125% due 12/23/05:
      144A (b)(d).............................................................          0.6
      Euro (b)................................................................          0.4
  Mexico (8.5%)
------------------------------------------------------------------------------
    United Mexican States, Par Bond, 6.25% due 12/31/19:                                3.3
      Series A (e)............................................................           --
      Series B (e)............................................................           --
    United Mexican States, Discount Bond due 12/31/19:                                  2.8
      Series D, 5.8125% (b)(e)................................................           --
      Series A, 6.6875% (b)(e)................................................           --
      Series C, 6.0625% (b)(e)................................................           --
    Mexican Cetes due 1/11/96, effective yield 15.15%.........................          1.6
    Petroleos Mexicanos (PEMEX), 8.625% due 12/1/23 144A (d)..................          0.8

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 87

                          GLOBAL HIGH INCOME PORTFOLIO

                                                                                               Principal        Market
Fixed Income Investments                                                         Currency       Amount          Value
------------------------------------------------------------------------------  -----------  -------------  --------------
  Philippines (4.8%)
----------------------------------------------------------------------------------------------------------
    Republic of the Philippines:
      Par Bond Series B, 5.25% due 12/1/17 (c)................................         USD      19,000,000     $11,756,250
      Debt Conversion Bond Series B, 5.8125% due 12/1/09 (b)..................         USD       6,250,000       5,429,688
      New Money Bond, 6.0625% due 1/5/05 (b)..................................         USD       2,500,000       2,198,438
  Poland (10.3%)
----------------------------------------------------------------------------------------------------------
    Poland:
      Discount Bond, 6.8125% due 10/27/2024 144A (b)(d).......................   USD            32,768,000      24,257,695
      Past Due Interest Bond, 3.25% due 10/27/14 144A (c)(d)..................   USD            25,014,000      12,194,325
      Par Bond, 2.75% due 10/27/24 144A (c)(d)................................   USD            13,799,000       4,795,153
  Turkey (1.3%)
----------------------------------------------------------------------------------------------------------
    Republic of Turkey, 9% due 6/15/99........................................   USD             6,000,000       5,260,800
  Uruguay (2.5%)
----------------------------------------------------------------------------------------------------------
    Uruguay:
      Par Bond, 6.75% due 2/18/21 (e):                                           USD                    --              --
        Series B..............................................................   --              5,500,000       3,905,000
        Series A..............................................................   --              3,290,000       2,335,900
      New Money Bond, 6.25% due 2/18/06 (b)...................................   USD             3,750,000       2,962,500
      Debt Conversion Bond Series B, 6.125% due 2/18/07 (b)...................   USD             1,000,000         820,000
  Venezuela (6.9%)
----------------------------------------------------------------------------------------------------------
    Republic of Venezuela:
      Par Bond, 6.75% due 3/31/20:                                               USD                    --              --
        Series B (e)..........................................................   --             29,000,000      13,811,250
        Series A (e)..........................................................   --             10,000,000       4,762,500
      Debt Conversion Bond, 5.75% due 12/18/07 (b)............................   USD            15,000,000       7,256,250
      6.75% due 9/20/95.......................................................   USD             1,700,000       1,600,125
                                                                                                            --------------
Total Government & Government Agency Obligations (cost $248,579,666)..........                                 241,556,522
                                                                                                            --------------

Corporate Bonds (9.3%)
----------------------------------------------------------------------------------------------------------
  Brazil (3.0%)
----------------------------------------------------------------------------------------------------------
    Siderurgica Brasileiras S.A., 6% due 8/15/99 (h)..........................   BRL               708,675      11,877,191
  Korea (0.6%)
----------------------------------------------------------------------------------------------------------
    Korea Development Bank, 6.75% due 12/1/05.................................   USD             3,000,000       2,536,500
  Nigeria (1.9%)
----------------------------------------------------------------------------------------------------------
    Central Bank of Nigeria, Par Bond, 5.5% due 11/15/20 (c)(e)...............   USD            20,000,000       7,812,500
  Peru (0.9%)
----------------------------------------------------------------------------------------------------------
    Guaranteed Capital Corporation, Ltd., Medium Term Note, 11% due 3/21/97:     USD                    --              --
      144A (d)................................................................   --              2,000,000       1,890,000
      Euro....................................................................   --              1,700,000       1,606,500
  Russia (0.8%)
----------------------------------------------------------------------------------------------------------
    Bank for Foreign Affairs (Vnesheconombank):                                  DEM                    --              --
      7% due 3/29/96..........................................................   --              3,000,000       1,776,093
      7.5% due 9/27/96........................................................   --              2,000,000       1,187,388
      8.875% due 2/8/95.......................................................   --                500,000         322,624
  Thailand (1.0%)
----------------------------------------------------------------------------------------------------------
    Siam Commercial Bank, 6.5% due 2/14/97....................................   THB           100,000,000       3,745,758
  Venezuela (1.1%)
----------------------------------------------------------------------------------------------------------
    Bariven (Petroleos de Venezuela) S.A., 10.625% due 3/17/02................   USD             5,000,000       4,400,000
                                                                                                            --------------
Total Corporate Bonds (cost $37,528,707)......................................                                  37,154,554
                                                                                                            --------------

                                                                                  % of Net
Fixed Income Investments                                                         Assets(a)
------------------------------------------------------------------------------  ------------
  Philippines (4.8%)
------------------------------------------------------------------------------
    Republic of the Philippines:
      Par Bond Series B, 5.25% due 12/1/17 (c)................................         2.9
      Debt Conversion Bond Series B, 5.8125% due 12/1/09 (b)..................         1.4
      New Money Bond, 6.0625% due 1/5/05 (b)..................................         0.5
  Poland (10.3%)
------------------------------------------------------------------------------
    Poland:
      Discount Bond, 6.8125% due 10/27/2024 144A (b)(d).......................          6.1
      Past Due Interest Bond, 3.25% due 10/27/14 144A (c)(d)..................          3.0
      Par Bond, 2.75% due 10/27/24 144A (c)(d)................................          1.2
  Turkey (1.3%)
------------------------------------------------------------------------------
    Republic of Turkey, 9% due 6/15/99........................................          1.3
  Uruguay (2.5%)
------------------------------------------------------------------------------
    Uruguay:
      Par Bond, 6.75% due 2/18/21 (e):                                                  1.6
        Series B..............................................................           --
        Series A..............................................................           --
      New Money Bond, 6.25% due 2/18/06 (b)...................................          0.7
      Debt Conversion Bond Series B, 6.125% due 2/18/07 (b)...................          0.2
  Venezuela (6.9%)
------------------------------------------------------------------------------
    Republic of Venezuela:
      Par Bond, 6.75% due 3/31/20:                                                      4.7
        Series B (e)..........................................................           --
        Series A (e)..........................................................           --
      Debt Conversion Bond, 5.75% due 12/18/07 (b)............................          1.8
      6.75% due 9/20/95.......................................................          0.4
                                                                                      -----
Total Government & Government Agency Obligations (cost $248,579,666)..........         60.3
                                                                                      -----
Corporate Bonds (9.3%)
------------------------------------------------------------------------------
  Brazil (3.0%)
------------------------------------------------------------------------------
    Siderurgica Brasileiras S.A., 6% due 8/15/99 (h)..........................          3.0
  Korea (0.6%)
------------------------------------------------------------------------------
    Korea Development Bank, 6.75% due 12/1/05.................................          0.6
  Nigeria (1.9%)
------------------------------------------------------------------------------
    Central Bank of Nigeria, Par Bond, 5.5% due 11/15/20 (c)(e)...............          1.9
  Peru (0.9%)
------------------------------------------------------------------------------
    Guaranteed Capital Corporation, Ltd., Medium Term Note, 11% due 3/21/97:            0.9
      144A (d)................................................................           --
      Euro....................................................................           --
  Russia (0.8%)
------------------------------------------------------------------------------
    Bank for Foreign Affairs (Vnesheconombank):                                         0.8
      7% due 3/29/96..........................................................           --
      7.5% due 9/27/96........................................................           --
      8.875% due 2/8/95.......................................................           --
  Thailand (1.0%)
------------------------------------------------------------------------------
    Siam Commercial Bank, 6.5% due 2/14/97....................................          1.0
  Venezuela (1.1%)
------------------------------------------------------------------------------
    Bariven (Petroleos de Venezuela) S.A., 10.625% due 3/17/02................          1.1
                                                                                      -----
Total Corporate Bonds (cost $37,528,707)......................................          9.3
                                                                                      -----

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 88

                          GLOBAL HIGH INCOME PORTFOLIO

                                                                                               Principal        Market
Fixed Income Investments                                                         Currency       Amount          Value
------------------------------------------------------------------------------  -----------  -------------  --------------
Sovereign Debts (8.5%)
----------------------------------------------------------------------------------------------------------
  Ecuador (2.4%)
----------------------------------------------------------------------------------------------------------
    Ecuador Consolidated (f)(g)...............................................   USD             9,000,000      $5,445,000
    Ecuador MYRA (f)(g).......................................................   USD             5,000,000       2,450,000
    Ecuador MYRA (To Be Converted) (f)(g).....................................   USD             3,000,000       1,770,000
  Morocco (4.7%)
----------------------------------------------------------------------------------------------------------
    Kingdom of Morocco, Tranche A Loan Agreement, 5.8125% due 1/1/09 (b)......   USD            26,500,000      18,864,688
  Peru (1.4%)
----------------------------------------------------------------------------------------------------------
    Peru Loan Agreement (f)(g)................................................   USD             8,500,000       4,951,250
    Peru Loan Agreement (Citibank Issued) (f)(g)..............................   USD             1,000,000         590,000
                                                                                                            --------------
Total Sovereign Debts (cost $33,114,084)......................................                                  34,070,938
                                                                                                            --------------
Other Securities (1.9%)
----------------------------------------------------------------------------------------------------------
  Argentina (1.9%)
----------------------------------------------------------------------------------------------------------
    Argentina Local Market Securities Trust 1994-2, 11.3% due 4/1/00 144A
     (d)......................................................................   USD             4,782,609       4,752,717
      (Issued by Goldman Sachs Capital Markets, L.P. The underlying asset is
       Argentine Bonos Del Tesoro Primera Serie (BOTE 10).)
    Argentina Local Market Securities Trust 1994-1, 13.375% due 8/15/01 144A
     (d)......................................................................   USD             2,500,000       2,478,125
      (Issued by Goldman Sachs Capital Markets, L.P. The underlying asset is
       Republic of Argentina BOCON Pre 1.)
                                                                                                            --------------
Total Other Securities (cost $7,282,609)......................................                                   7,230,842
                                                                                                            --------------
Structured Notes (3.9%)
----------------------------------------------------------------------------------------------------------
  Argentina (1.6%)
----------------------------------------------------------------------------------------------------------
    Republic of Argentina, BOCON Pre 2 Linked Note, 13.875%
     due 4/2/01...............................................................   USD             5,000,000       4,604,000
      (Issued by Bankers Trust New York Corporation. The underlying asset is
       Republic of Argentina BOCON Pre 2.)
    Stripped Argentine Par Spread Linked Notes:                                  USD                    --              --
      6% due 3/24/95..........................................................   --              2,500,000       1,305,750
      13% due 7/24/95.........................................................   --              1,000,000         719,000
      7% due 2/10/95..........................................................   --              2,400,000         188,640
      (Issued by Bankers Trust New York Corporation. The principal of the 6%
       and 7% Notes are linked to the spread between the internal rate of return (IRR) of the Republic of Argentina Par Bond due 3/31/23 minus the yield to maturity of U.S. Treasury, 5.75% due 8/15/03 while the principal of the 13% Note is linked to the spread between the IRR of
       Republic of Argentina Par Bond due 3/31/23 minus the yield to maturity of U.S. Treasury, 6.25% due 2/15/03. The initial spread was 5.81%,
       3.92% and 6.80% for the 6%, 7% and 13% Notes respectively.)
  Mexico (2.3%)
----------------------------------------------------------------------------------------------------------
    Mexican Spread Linked Note, 5.625% due 9/5/95.............................   USD             5,000,000       4,005,500
      (Issued by Goldman Sachs Group. This 12-month Medium Term Note has a performance linked to the spread between the Mexican Par Bonds due
       12/13/19, yield on the bid side and the U.S. Treasury Note, 7.5% due
       11/15/16, yield on the offer side. The initial spread was 1.90%.)
    Stripped Mexican Par Spread Linked Note, 8% due 2/10/95...................   USD             6,500,000       3,011,450
      (Issued by Bankers Trust New York Corporation. The principal of the 8%
       Note is linked to the spread between the internal rate of return of the
       Mexican Par Bond due 12/31/19 minus the yield to maturity of U.S.
       Treasury, 5.75% due 8/15/03. The initial spread was 2.76%.)

                                                                                  % of Net
Fixed Income Investments                                                         Assets(a)
------------------------------------------------------------------------------  ------------
Sovereign Debts (8.5%)
------------------------------------------------------------------------------
  Ecuador (2.4%)
------------------------------------------------------------------------------
    Ecuador Consolidated (f)(g)...............................................          1.4
    Ecuador MYRA (f)(g).......................................................          0.6
    Ecuador MYRA (To Be Converted) (f)(g).....................................          0.4
  Morocco (4.7%)
------------------------------------------------------------------------------
    Kingdom of Morocco, Tranche A Loan Agreement, 5.8125% due 1/1/09 (b)......          4.7
  Peru (1.4%)
------------------------------------------------------------------------------
    Peru Loan Agreement (f)(g)................................................          1.3
    Peru Loan Agreement (Citibank Issued) (f)(g)..............................          0.1
                                                                                      -----
Total Sovereign Debts (cost $33,114,084)......................................          8.5
                                                                                      -----
Other Securities (1.9%)
------------------------------------------------------------------------------
  Argentina (1.9%)
------------------------------------------------------------------------------
    Argentina Local Market Securities Trust 1994-2, 11.3% due 4/1/00 144A
     (d)......................................................................          1.3
      (Issued by Goldman Sachs Capital Markets, L.P. The underlying asset is
       Argentine Bonos Del Tesoro Primera Serie (BOTE 10).)
    Argentina Local Market Securities Trust 1994-1, 13.375% due 8/15/01 144A
     (d)......................................................................          0.6
      (Issued by Goldman Sachs Capital Markets, L.P. The underlying asset is
       Republic of Argentina BOCON Pre 1.)
                                                                                      -----
Total Other Securities (cost $7,282,609)......................................          1.9
                                                                                      -----
Structured Notes (3.9%)
------------------------------------------------------------------------------
  Argentina (1.6%)
------------------------------------------------------------------------------
    Republic of Argentina, BOCON Pre 2 Linked Note, 13.875%
     due 4/2/01...............................................................          1.1
      (Issued by Bankers Trust New York Corporation. The underlying asset is
       Republic of Argentina BOCON Pre 2.)
    Stripped Argentine Par Spread Linked Notes:                                         0.5
      6% due 3/24/95..........................................................           --
      13% due 7/24/95.........................................................           --
      7% due 2/10/95..........................................................           --
      (Issued by Bankers Trust New York Corporation. The principal of the 6%
       and 7% Notes are linked to the spread between the internal rate of return (IRR) of the Republic of Argentina Par Bond due 3/31/23 minus the yield to maturity of U.S. Treasury, 5.75% due 8/15/03 while the principal of the 13% Note is linked to the spread between the IRR of
       Republic of Argentina Par Bond due 3/31/23 minus the yield to maturity of U.S. Treasury, 6.25% due 2/15/03. The initial spread was 5.81%,
       3.92% and 6.80% for the 6%, 7% and 13% Notes respectively.)
  Mexico (2.3%)
------------------------------------------------------------------------------
    Mexican Spread Linked Note, 5.625% due 9/5/95.............................          1.0
      (Issued by Goldman Sachs Group. This 12-month Medium Term Note has a performance linked to the spread between the Mexican Par Bonds due
       12/13/19, yield on the bid side and the U.S. Treasury Note, 7.5% due
       11/15/16, yield on the offer side. The initial spread was 1.90%.)
    Stripped Mexican Par Spread Linked Note, 8% due 2/10/95...................          0.8
      (Issued by Bankers Trust New York Corporation. The principal of the 8%
       Note is linked to the spread between the internal rate of return of the
       Mexican Par Bond due 12/31/19 minus the yield to maturity of U.S.
       Treasury, 5.75% due 8/15/03. The initial spread was 2.76%.)

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 89

                          GLOBAL HIGH INCOME PORTFOLIO

                                                                                               Principal        Market
Fixed Income Investments                                                         Currency       Amount          Value
------------------------------------------------------------------------------  -----------  -------------  --------------
    Neuvo Peso Note, 29% due 1/9/95...........................................         USD       3,000,000      $2,097,300
      (Issued by Bankers Trust New York Corporation. Mexican Peso spot rate was 3.113 per USD at issue. Principal is linked to the spread movement of the Mexican Peso multiplied by 3.)
                                                                                                            --------------
Total Structured Notes (cost $25,400,000).....................................                                  15,931,640
                                                                                                            --------------
Total Fixed Income Investments (cost $351,905,066)............................                                 335,944,496
                                                                                                            --------------
Option On Bond (0.0.%)
------------------------------------------------------------------------------
 Call Option on Republic of Argentina, FRB Bond Series L, Strike 74.375,
  expires 1/23/95 (cost $81,500)..............................................         USD       5,000,000          91,250
                                                                                                            --------------

Short-Term Investments
------------------------------------------------------------------------------
Treasury Bills (0.5%)
----------------------------------------------------------------------------------------------------------
  Mexico (0.5%)
----------------------------------------------------------------------------------------------------------
    Mexican Cetes due 1/26/95, effective yield 13.7% (cost $2,158,037)........   MXN             7,632,670       2,151,190

Repurchase Agreement (6.6%)
----------------------------------------------------------------------------------------------------------
  Dated October 31, 1994 with State Street Bank & Trust Company, due November
   1, 1994, for an effective yield of 4.7% collateralized by $26,035,000 U.S.
   Treasury Bond, 8.125% due 8/15/19. (Market value $26,938,177, including
   accrued interest.)(cost $26,429,458).......................................                                  26,492,458
                                                                                                            --------------
Total Short-Term Investments (cost $28,587,495)...............................                                  28,643,648
                                                                                                            --------------
Total Investments (cost $380,574,061)*........................................                                 364,679,394
Other Assets Less Liabilities.................................................                                  36,231,874
                                                                                                            --------------
Net Assets....................................................................                                $400,911,268
                                                                                                            --------------
                                                                                                            --------------

                                                                                  % of Net
Fixed Income Investments                                                         Assets(a)
------------------------------------------------------------------------------  ------------
    Neuvo Peso Note, 29% due 1/9/95...........................................         0.5
      (Issued by Bankers Trust New York Corporation. Mexican Peso spot rate was 3.113 per USD at issue. Principal is linked to the spread movement of the Mexican Peso multiplied by 3.)
                                                                                     -----
Total Structured Notes (cost $25,400,000).....................................         3.9
                                                                                     -----
Total Fixed Income Investments (cost $351,905,066)............................        83.9
                                                                                     -----
Option On Bond (0.0.%)
------------------------------------------------------------------------------
 Call Option on Republic of Argentina, FRB Bond Series L, Strike 74.375,
  expires 1/23/95 (cost $81,500)..............................................          --
                                                                                     -----
Short-Term Investments
------------------------------------------------------------------------------
Treasury Bills (0.5%)
------------------------------------------------------------------------------
  Mexico (0.5%)
------------------------------------------------------------------------------
    Mexican Cetes due 1/26/95, effective yield 13.7% (cost $2,158,037)........          0.5
Repurchase Agreement (6.6%)
------------------------------------------------------------------------------
  Dated October 31, 1994 with State Street Bank & Trust Company, due November
   1, 1994, for an effective yield of 4.7% collateralized by $26,035,000 U.S.
   Treasury Bond, 8.125% due 8/15/19. (Market value $26,938,177, including
   accrued interest.)(cost $26,429,458).......................................          6.6
                                                                                      -----
Total Short-Term Investments (cost $28,587,495)...............................          7.1
                                                                                      -----
Total Investments (cost $380,574,061)*........................................         91.0
Other Assets Less Liabilities.................................................          9.0
                                                                                      -----
Net Assets....................................................................        100.0
                                                                                      -----
                                                                                      -----

--------------------------------------------------------------------------------

(a) Percentages indicated are based on net assets of $400,911,268.

(b) The coupon rate shown on floating rate note represents the rate at period end.

(c) The coupon rate shown on step-up coupon bond represents the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e) Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.

(f)  Non-income producing security.

(g) Underlying loan agreement currently in default.

(h) The Principal Amount should be read as Units.

* For Federal income tax purposes, cost is $386,847,332 and appreciation (depreciation) of securities is as follows:

Unrealized appreciation:    $ 15,693,725
Unrealized depreciation:     (37,861,663)
                            ------------
Net unrealized
depreciation:               $(22,167,938)
                            ------------
                            ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         FUTURES CONTRACTS OUTSTANDING
                                OCTOBER 31, 1994

                                                                                   Expiration    Principal
                                                                                      Date         Amount     Currency
                                                                                   -----------  ------------  ---------
U.S. Treasury Long Bond (CBT) (cost $9,861,813)..................................    11/19/94     10,000,000     USD

                                                                                      Market
                                                                                      Value
                                                                                   ------------
U.S. Treasury Long Bond (CBT) (cost $9,861,813)..................................  $  9,834,375
                                                                                   ------------
                                                                                   ------------

----------------
See Note 1 of the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 90

                          GLOBAL HIGH INCOME PORTFOLIO

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1994

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $380,574,061) (Note 1).....................................
                                                                                                         $ 364,679,394
  U.S. currency........................................................................................
                                                                                                                   666
  Segregated cash (Note 1).............................................................................
                                                                                                             3,500,000
  Receivable for Fund shares sold......................................................................
                                                                                                                   100
  Receivable for securities sold (Note 1)..............................................................
                                                                                                            42,147,858
  Interest receivable..................................................................................
                                                                                                             8,085,950
  Receivable for initial margin (Note 1)...............................................................
                                                                                                               200,000
  Unamortized deferred organizational expenses (Note 1)................................................
                                                                                                                14,883
                                                                                                         -------------
  Total assets.........................................................................................
                                                                                                           418,628,851
                                                                                                         -------------
Liabilities:
  Payable for securities purchased.....................................................................
                                                                                                            17,243,692
  Payable for investment management and administration fees (Note 2)...................................
                                                                                                               371,228
  Payable for variation margin.........................................................................
                                                                                                                67,074
  Payable for printing and postage expenses............................................................
                                                                                                                20,262
  Payable for professional fees........................................................................
                                                                                                                 3,991
  Payable for Trustees' fees (Note 2)..................................................................
                                                                                                                 3,287
  Accrued expenses.....................................................................................
                                                                                                                 8,049
                                                                                                         -------------
  Total liabilities....................................................................................
                                                                                                            17,717,583
                                                                                                         -------------
Net assets.............................................................................................
                                                                                                         $ 400,911,268
                                                                                                         -------------
                                                                                                         -------------
Net assets consist of:
  Paid in capital (Note 4).............................................................................
                                                                                                         $ 372,870,024
  Accumulated net investment income....................................................................
                                                                                                            34,445,657
  Accumulated net realized gain on investments, futures, foreign currency conversions and forward foreign currency contracts..........................................................................
                                                                                                             9,456,279
  Net unrealized depreciation of investments, futures, interest receivable and foreign currency conversions.........................................................................................
                                                                                                           (15,860,692)
                                                                                                         -------------
  Total -- representing net assets applicable to shares of beneficial interest outstanding.............
                                                                                                         $ 400,911,268
                                                                                                         -------------
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 91

                          GLOBAL HIGH INCOME PORTFOLIO

                            STATEMENT OF OPERATIONS

                      For the year ended October 31, 1994

--------------------------------------------------------------------------------

Investment income (Note 1):
  Interest income......................................................................................  $ 31,177,787
  Interest expense (Note 1)............................................................................      (777,734)
                                                                                                         ------------
  Total investment income..............................................................................    30,400,053
                                                                                                         ------------
Expenses:
  Investment management and administration fees (Note 2)...............................................     2,266,420
  Custodian fees (Note 1)..............................................................................       171,357
  Professional fees....................................................................................        66,037
  Trustees' fees (Note 2)..............................................................................        11,228
  Printing and postage expenses........................................................................         8,919
  Amortization of organizational expenses (Note 1).....................................................         4,997
  Other................................................................................................        14,348
                                                                                                         ------------
  Total expenses.......................................................................................     2,543,306
                                                                                                         ------------
Net investment income..................................................................................    27,856,747
                                                                                                         ------------
Net realized and unrealized gain (loss) on investments and foreign currencies (Note 1):
  Net realized gain on investments and futures...........................................  $  1,842,998
  Net realized loss on foreign currency conversions and forward foreign currency
   contracts.............................................................................    (2,013,975)
                                                                                           ------------
  Net realized loss....................................................................................      (170,977)
  Change in unrealized depreciation of interest receivable, securities purchased and sold
   and foreign currency..................................................................      (517,677)
  Change in unrealized depreciation of investments and futures...........................   (39,147,073)
                                                                                           ------------
  Net unrealized depreciation..........................................................................   (39,664,750)
                                                                                                         ------------
Net realized and unrealized loss on investments and foreign currencies.................................   (39,835,727)
                                                                                                         ------------
Net decrease in net assets resulting from operations...................................................  $(11,978,980)
                                                                                                         ------------
                                                                                                         ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 92

                          GLOBAL HIGH INCOME PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                    YEAR ENDED        YEAR ENDED
                                                                                                 OCTOBER 31, 1994  OCTOBER 31, 1993
                                                                                                 ----------------  ----------------
Increase in net assets
Operations:
  Net investment income........................................................................
                                                                                                  $   27,856,747    $    6,589,323
  Net realized gain (loss) on investments, futures, foreign currency conversions, and forward foreign currency contracts..................................................................
                                                                                                        (170,977)        9,627,256
  Change in unrealized appreciation (depreciation) of investments, futures, interest receivable, investments purchased and sold and foreign currency.............................
                                                                                                     (39,664,750)       23,804,058
                                                                                                 ----------------  ----------------
  Net increase (decrease) in net asssets resulting from operations.............................
                                                                                                     (11,978,980)       40,020,637
Beneficial interest transactions:
  Contributions................................................................................
                                                                                                     632,988,502       264,002,822
  Withdrawals..................................................................................
                                                                                                    (476,837,876)      (47,483,352)
                                                                                                 ----------------  ----------------
  Net increase from beneficial interest transactions...........................................
                                                                                                     156,150,626       216,519,470
                                                                                                 ----------------  ----------------
Total increase in net assets...................................................................
                                                                                                     144,171,646       256,540,107
Net assets:
  Beginning of year............................................................................
                                                                                                     256,739,622           199,515
                                                                                                 ----------------  ----------------
  End of year..................................................................................
                                                                                                  $  400,911,268    $  256,739,622
                                                                                                 ----------------
                                                                                                 ----------------  ----------------
                                                                                                                   ----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 93

                          GLOBAL HIGH INCOME PORTFOLIO

                               SUPPLEMENTARY DATA

--------------------------------------------------------------------------------

Contained below are ratios and supplemental data that have been derived from information provided in the financial statements.

                                                                       YEAR ENDED OCTOBER 31,               OCTOBER 22, 1992
                                                                 ----------------------------------   (COMMENCEMENT OF OPERATIONS)
                                                                       1994              1993              TO OCTOBER 31, 1992
                                                                 ----------------  ----------------  -------------------------------
Ratios and supplemental data:
Net assets, end of period (in 000's)...........................     $  400,911        $  256,740                $     200
Ratio of net investment income to average net assets...........           7.93%              8.0%                     N/A(a)
Ratio of operating expenses to average net assets..............           0.72%              0.9%                     N/A(a)
Ratio of interest expense to average net assets................           0.22%              N/A                      N/A
Portfolio turnover rate........................................            178%              195%                    none

----------------
(a)  Ratios not meaningful due to short period of operation.

                  Statement of Additional Information Page 94

                          GLOBAL HIGH INCOME PORTFOLIO

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Global High Income Portfolio ("Portfolio") is organized as a New York Trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Portfolio calculates the net asset value of and completes orders to purchase, exchange or repurchase Portfolio shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or, in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuations, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Portfolio's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATIONS
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of forward foreign currency contracts, sales of foreign currency conversions, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be paid to the Portfolio under each agreement at its maturity.

                  Statement of Additional Information Page 95

                          GLOBAL HIGH INCOME PORTFOLIO

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forwards in connection with planned purchases or sales of securities or to hedge the value of portfolio securities denominated in a foreign currency.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last settlement price, or in the case of an over-the-counter option is valued at the bid price obtained from a broker. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which for a call requires that the portfolio hold the underlying security, and for a put requires the Portfolio to set aside cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. At October 31, 1994, the Portfolio had no written options.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on an identified cost basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The

                  Statement of Additional Information Page 96

                          GLOBAL HIGH INCOME PORTFOLIO
Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
For international securities cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan, and is maintained at this level during the period of the loan. For the year ended October 31, 1994, the Portfolio received fees of $71 which were used to reduce the Fund's custodian fees. At October 31, 1994, there were no securities on loan to brokers.

(I)  TAXES
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code of 1986, as amended ("Code"). Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held.

(J)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Portfolio in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $25,000. These expenses are being amortized on a straightline basis over a five-year period.

(K)  LINE OF CREDIT
For the year ended October 31, 1994, the Portfolio periodically borrowed amounts from a bank at a base or Eurodollar rate. The arrangement with the bank allows the Portfolio to borrow a maximum amount of $25,000,000. On November 15, 1993, the Portfolio borrowed $25,000,000, all of which was repaid on June 9, 1994.

For the year ended October 31, 1994, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $25,000,000 with a weighted average interest rate of 5.29%. Interest expense for the year ended October 31, 1994 was $777,734.

(L)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M)  INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
G.T. Capital is the Portfolio's investment manager and administrator. The Portfolio pays investment management and administration fees to G.T. Capital at the annualized rate of 0.475% on the first $500 million of average daily net assets of the Portfolio; 0.45% on the next $1 billion; 0.425% on the next $1 billion; and 0.40% on amounts thereafter, plus 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a mark to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles. These fees are computed daily and paid monthly.

The Portfolio pays each of its Trustees who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

At October 31, 1994, all of the shares of beneficial interest of the Portfolio were owned either by G.T. Global High Income Fund or G.T. Capital.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1994, purchases and sales of investment securities by the Portfolio, other than U.S. government obligations and short-term investments, aggregated $629,876,823 and $543,112,493, respectively. There were no purchases or sales of U.S. government obligations by the Portfolio for the year ended October 31, 1994.

                  Statement of Additional Information Page 97

                          GT GLOBAL HIGH INCOME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                  Statement of Additional Information Page 98

                          GT GLOBAL HIGH INCOME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                  Statement of Additional Information Page 99

                          GT GLOBAL HIGH INCOME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                  Statement of Additional Information Page 100

                             GT GLOBAL INCOME FUNDS

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity for U.S. investors by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in the growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Invests in global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in a portfolio of emerging market debt securities

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR
  REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY GT GLOBAL GOVERNMENT INCOME FUND, GT GLOBAL STRATEGIC INCOME FUND, GT GLOBAL HIGH INCOME FUND, LGT ASSET MANAGEMENT, INC. OR GT GLOBAL, INC. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                                                      INCSA601MC